Exhibit 10.4.1

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Execution Copy

CAPACITY PURCHASE AGREEMENT

BETWEEN

UNITED AIRLINES, INC.

AND

AIR WISCONSIN AIRLINES LLC

i

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SCHEDULE 1:	Covered Aircraft and Delivery Schedule
SCHEDULE 2:	[Intentionally Omitted]
SCHEDULE 3:	Compensation

EXHIBIT A:	Definitions
EXHIBIT B:	[Intentionally Omitted]
EXHIBIT C:	[Intentionally Omitted]
EXHIBIT D:	Terms of Codeshare Arrangements
EXHIBIT E:	Non-Revenue Pass Travel
EXHIBIT F:	United Directed Charter Flight Operations
EXHIBIT G:	Use of United Marks and Other Identification
EXHIBIT H:	Use of Contractor Marks
EXHIBIT I:	Catering Standards
EXHIBIT J:	Aircraft Cleanliness and Refurbishment Standards
EXHIBIT K:	[Intentionally Omitted]
EXHIBIT L:	Fuel Efficiency Program
EXHIBIT M:	Form of Assignment Agreement
EXHIBIT N:	Safety Standards for United and United Express Carriers
EXHIBIT O:	Ground Handler Indemnity
EXHIBIT P:	Reasonable Operating Constraints
EXHIBIT Q:	Form of Guarantee of Parent
EXHIBIT R:	IT Security and Data Protection
EXHIBIT S:	Pilot Career Path Program

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Capacity Purchase Agreement

This Capacity Purchase Agreement (this “Agreement”), dated as of February 26, 2017 (the “Effective Date”), is entered into by and between United Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, “United”), and Air Wisconsin Airlines LLC, a Delaware limited liability company (“Contractor”).

WHEREAS, as of the Effective Date Contractor operates aircraft on behalf of another commercial air carrier pursuant to one or more agreements; Contractor’s obligation to operate such aircraft on behalf of such other air carrier expires no later than February 15, 2018 (such agreements, as in effect from time to time, the “Prior Commitments”); and

WHEREAS, consistent with and subject to the limitations imposed by the Prior Commitments, United wishes to procure from Contractor, and Contractor wishes to provide to United, regional airline services in accordance with the terms of this Agreement; and

WHEREAS, the parties have previously entered into, or will subsequent to the execution and delivery of this Agreement enter into the Ancillary Agreements (as defined herein), in each case intending that each such Ancillary Agreement be considered, and they are, an integral part of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and obligations hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used in this Agreement (including, unless otherwise defined therein, in the Schedules, Appendices and Exhibits to this Agreement) shall have the meanings set forth in Exhibit A hereto.

ARTICLE II

CAPACITY PURCHASE, SCHEDULES AND FARES

Section 2.01    Capacity Purchase. United agrees to purchase the capacity of each Covered Aircraft for the Covered Aircraft Term of such Covered Aircraft, under the terms and conditions set forth herein and for the consideration described in Article III. Subject to the terms and conditions of this Agreement, Contractor shall provide all of the capacity of each Covered Aircraft during its Covered Aircraft Term solely to United and use each Covered Aircraft during its Covered Aircraft Term solely to operate the Scheduled Flights or for other activities in connection with or in furtherance of the services provided pursuant to this Agreement.

(a)    Fares, Rules and Seat Inventory. United shall establish and publish all fares and related tariff rules for all seats on the Covered Aircraft. Contractor shall not publish any fares,

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tariffs, or related information for the Covered Aircraft. In addition, United shall have complete control over all seat inventory and inventory and revenue management decisions for the Covered Aircraft, including overbooking levels, discount seat levels and allocation of seats among various fare buckets.

(b)    Flight Schedules. United shall, in its sole discretion, establish and publish all flight schedules for the Covered Aircraft, including determining the city-pairs served, frequencies, utilization and timing of scheduled arrivals and departures, and shall, in its sole discretion, make all determinations regarding the establishment and scheduling of any United Directed Charter Flights;

provided that such schedules shall be subject to Reasonable Operating Constraints;

provided further that United shall use commercially reasonable efforts to provide Contractor at least [***] calendar days’ non-binding written notice prior to introducing any new Hub Airports to Contractor’s flight schedule (it being understood, however, that the failure to provide such non-binding notice shall neither prohibit United from adding, nor relieve Contractor from its obligation to comply with United’s addition of, new Hub Airports to Contractor’s planned flight schedule).

United shall also be entitled, in its sole discretion and at any time prior to takeoff, to direct Contractor to delay or cancel a Scheduled Flight, including without limitation for delays and cancellations that are ATC or weather related, and Contractor shall take all reasonable action to give effect to any such direction.

Contractor and United shall meet monthly (but not later than the fourth (4th) Friday of each calendar month) to review the planned flight schedules for the Covered Aircraft for each of the next three months. At such meeting, or otherwise, United shall:

(i) present a planned flight schedule for the Covered Aircraft for each of the next three months, which shall include, at least fifty (50) days prior to any calendar month, a proposed flight schedule which Contractor may use for the purpose of scheduling its crews (the “Crew Pairing Schedule”), and a proposed Final Monthly Schedule at least forty (40) days prior to any calendar month,

(ii) with respect to any such meeting occurring on or after one hundred eighty (180) calendar days following the entry into service of the first Covered Aircraft, present a non-binding estimate of the aggregate block hours forecasted by United to be flown by Contractor pursuant to this Agreement during the rolling twelve (12) calendar months following the date of such meeting, and

(iii) review and consider in good faith any changes to the planned flight schedule for the Covered Aircraft, including the Crew Pairing Schedule and the proposed Final Monthly Schedule, suggested by Contractor, it being understood that such planned flight schedule and forecast of aggregate block hours are intended to be projections and not binding on United or Contractor.

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United shall keep Contractor informed of planned schedules of Scheduled Flights. Not later than three (3) Business Days prior to the beginning of each calendar month, United will deliver to Contractor the Final Monthly Schedule. Following such monthly meetings, delivery of the Crew Pairing Schedule, the proposed Final Monthly Schedule, and delivery of the Final Monthly Schedule, however, on reasonable notice to Contractor, United and Contractor may make such adjustments to the Crew Pairing Schedule, the proposed Final Monthly Schedule or the Final Monthly Schedule, as the case may be, as deemed appropriate (subject to Reasonable Operating Constraints). United acknowledges that Contractor has obligations under its collective bargaining agreement for building its crewmember schedules, and United agrees that in the event it proposes to make significant changes after a Crew Pairing Schedules has been established, United will confer with Contractor and take into account the effect on Contractor’s crewmember schedules. In addition, if, after such delivery of the Final Monthly Schedule, United decides to adjust the Final Monthly Schedule by removing a flight or does not include a flight in the Final Monthly Schedule after consultation with Contractor either (x) at Contractor’s request or (y) because United reasonably determines, in good faith, that such flight would have resulted in a Controllable Cancellation (e.g., and without limitation, due to Contractor’s lack of crews or maintenance schedule) then, in each case of clause (x) and (y), notwithstanding the removal of such flight from the Final Monthly Schedule, such flight shall be deemed to have resulted in a Controllable Cancellation for all purposes hereunder, except as otherwise provided in Section B.4(d) of Schedule 3.

(c)    Charter Flights. Upon reasonable prior written notice from United and subject to Reasonable Operating Constraints, Contractor shall operate charter flights (which for all purposes of this Agreement shall include any reasonable repositioning flights related to such charter flights) that are directed or approved by United or that are reasonably necessary to operate such Charter, pursuant to Exhibit F as directed by United in United’s reasonable discretion (“United Directed Charter Flights”). United shall compensate Contractor for United Directed Charter Flights in accordance with the provisions of Exhibit F.

(d)    Aircraft Start-Up Schedule. As of the Effective Date, certain of Contractor’s aircraft are subject to the Prior Commitments. Contractor’s aircraft will become Covered Aircraft and be placed into service under the terms and conditions of this Agreement on such dates set forth in, and in accordance with the provisions of, Schedule 1 as amended from time to time by the parties; provided that United and Contractor shall work together to facilitate the initial scheduling of Covered Aircraft for the provision of Scheduled Flights (the “Covered Aircraft Start-Up Schedule”). Notwithstanding any provision of this Agreement to the contrary, no aircraft of Contractor that is subject to the Prior Commitments shall be subject to the restrictions or other terms of this Agreement during such period as such aircraft is subject to the Prior Commitments.

(e)    Spare Aircraft. Notwithstanding anything in this Section 2.01 or elsewhere in this Agreement to the contrary, but subject to the provisions below in this Section 2.01(e), and unless otherwise agreed by United, United shall remove approximately [***] percent ([***]%) of the Covered Aircraft from planned Scheduled Flights (subject to reasonable adjustments during the Ramp-Up Period), so that such Covered Aircraft are available as spare aircraft to support the

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Scheduled Flights “Spare Aircraft”. Spare Aircraft are Covered Aircraft for all purposes under this Agreement.

Contractor shall maintain a sufficient number of spare engines to support the then-current number of Covered Aircraft in United Express regional service.

United and Contractor shall meet and confer on where to base the Spare Aircraft. In addition, subject to applicable Reasonable Operating Constraints, Contractor shall use such Spare Aircraft to operate flights as directed by United (unless such Spare Aircraft was, prior to such direction by United, already scheduled pursuant to a Final Monthly Schedule or a United Directed Charter Flight), including flights originally scheduled to be operated by United or other United service providers; provided that if a Scheduled Flight is delayed or cancelled due to the unavailability of a Spare Aircraft which unavailability would not have occurred but for Contractor’s use of such Spare Aircraft at United’s direction for a purpose other than support of the Final Monthly Schedule, then, each such delay or cancellation occurring within a reasonable period after such unavailability shall be deemed an Uncontrollable Delay or an Uncontrollable Cancellation, as the case may be, for all purposes hereunder. United shall not include in the Final Monthly Schedule such Covered Aircraft as shall not be available due to heavy maintenance, overhauls and modifications, provided that United reasonably consents to the schedule for such maintenance, and such Covered Aircraft will not be considered Spare Aircraft while not included in the Final Monthly Schedule for such purposes.

Section 2.02    Flight-Related Revenues. Contractor acknowledges and agrees that all revenues resulting from the sale and issuance of passenger tickets associated with the operation of the Covered Aircraft and all other sources of revenue associated with the operation of the Covered Aircraft, including without limitation revenues relating to United Directed Charter Flights, the transportation of cargo or mail, the sale of food, beverages and onboard entertainment, checked baggage fees, duty-free services, exterior and interior advertising and guaranteed or incentive payments from airport or governmental authorities, civic associations or other third parties in connection with scheduling flights to such airport or locality are the sole property of and shall be retained by United (or, if received by Contractor, shall be promptly remitted to United, free and clear of claims of any third party arising by, through or under Contractor or its affiliates). Contractor agrees that it shall reasonably cooperate with United so as to permit United to receive all revenues of the types described above.

Section 2.03    Pass Travel. All pass travel and other non-revenue travel on any Scheduled Flight shall be administered in accordance with Exhibit E.

Section 2.04    Initial Conversion of Aircraft Livery and Interior. Contractor shall be responsible for preparing each Covered Aircraft at the time it is placed into service hereunder in the livery and interior configuration as directed by United and as required by Paragraph 8 of Exhibit G.

ARTICLE III

CONTRACTOR COMPENSATION

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Section 3.01    Base and Incentive Compensation. For and in consideration of the transportation services, facilities and other services to be provided by Contractor hereunder, United shall pay Contractor the base and incentive compensation as provided in Schedule 3 hereto, subject to the terms and conditions set forth in this Article III.

Section 3.02    Base Compensation Rates; Certain Start-Up Costs.

(a)    Base Compensation Rates. The compensation rates set forth in Appendix 1 to Schedule 3 hereto (the “Base Compensation Rates”) shall remain in effect until the end of the Term of Agreement and any Wind-Down Period.

(b)    Certain Start-Up Costs. For the initial induction of Covered Aircraft to be operated under this Agreement, United and Contractor agree that there are certain one-time costs for which United will reimburse Contractor.

(i)    Contractor’s Start-Up Expenses. United shall include an amount (each a “Start-Up Aircraft Expense”) equal to [***] for each Covered Aircraft in the Invoiced Amount for the month in which each such Covered Aircraft is scheduled to begin operating Scheduled Flights and paid in accordance with the process set forth in Section 3.06(a). United shall not be obligated to include a Start-Up Aircraft Expense in the Invoiced Amount more than one time in respect of any particular Covered Aircraft. [***].

(ii)    Aircraft Livery and Configuration Start-up Costs. In furtherance of Contractor’s provision of Regional Airline Services pursuant to this Agreement, Contractor acknowledges that it is obligated to provide Covered Aircraft in United Express livery and United’s interior configuration. In consideration of the reasonable, actual, out-of-pocket initial livery and interior configuration costs for such Covered Aircraft configuring (as well as livery for a reasonable number of spare exterior aircraft components) paid by Contractor, but excluding overhead (the “Aircraft Livery and Configuration Start-up Costs”), United shall include an estimate of such expenses in the Invoiced Amount for the month in which each such aircraft is scheduled to begin operating Scheduled Flights and paid in accordance with the process set forth in Section 3.06(a), and during the expense reconciliation process for such month the parties shall reconcile the actual costs documented by submission of actual invoices for the Aircraft Livery and Configuration Start-up Costs compared to such previously paid estimate. In addition, United shall pay to Contractor in respect of the flights by each aircraft to and from the paint facility at the rates provided in Schedule 3 for Scheduled Flights (as if such ferry flights were Scheduled Flights). Except as provided in Section 3.04(b), United shall not be obligated to reimburse Contractor for Aircraft Livery and Configuration Start-up Costs more than one time in respect of any particular Covered Aircraft.

(c)    Crew and Maintenance Bases. [***].

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Section 3.03    Contractor Expenses. Except as otherwise expressly provided in this Agreement or any Ancillary Agreement, Contractor shall bear all costs and expenses related or incidental to the performance of its obligations under this Agreement.

Section 3.04    United Expenses.

(a)    Certain Expenses. United shall incur directly Passenger and Cargo Revenue-Related Expenses and shall be responsible for payment of the Pass Through Costs.

(b)    Design and Configuration Changes and Modifications. In addition to reimbursement of the initial, one-time livery and configuration of each Covered Aircraft as provided and in accordance with Section 3.02(b)(ii), United shall be responsible, and shall reimburse Contractor, for any reasonable out-of-pocket expenses relating to subsequent United-directed interior and exterior design or configuration changes or modifications to the Covered Aircraft (after their initial placement into service hereunder) and other product-related changes required by United, including facility-related design changes and the cost of changes in uniforms and other livery, in each case that occur outside of Contractor’s normal aircraft and facility refurbishment program.

Section 3.05    Audit Rights; Financial Information. Unless prohibited by confidentiality obligations, Contractor shall make available for inspection by United and its outside auditors during normal business hours, within a reasonable period of time after United makes a written request therefor, which request shall be given no later than twenty-four (24) months after the incurrence of the expense at issue, Contractor’s (and, to the extent relevant, any of its subsidiaries’) financial and accounting records and operations reports, as reasonably necessary to audit any reimbursement or reconciliation of expenses pursuant to this Agreement or any Ancillary Agreement. In connection with such audit, United and its outside auditors shall be entitled to make copies and notes of such information as are reasonably necessary and to discuss such records with Contractor’s President or such other employees or agents designated in writing by Contractor’s President. Upon the reasonable written request of United or its outside auditors, Contractor will cooperate, at United’s expense, with United and its outside auditors to permit United and its outside auditors reasonable access to Contractor’s outside auditors for purposes of reviewing such records.

In addition, Contractor shall deliver or cause to be delivered to United:

(I) as soon as available, but in any event within one hundred twenty (120) days after the end of each fiscal year, subject to any applicable confidentiality restrictions, a copy of the consolidated balance sheet of Contractor, as at the end of such year, and the related consolidated statements of income and retained earnings and of cash flows of Contractor for such year, setting forth in each case, for each year, in comparative form the figures for the previous year, reported on by an independent certified public accountants in good standing; and

(II) as soon as available, but in any event not later than forty-five (45) days after the end of each of the first three (3) quarterly periods of each fiscal year commencing on or after

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Effective Date, subject to any applicable confidentiality restrictions, the unaudited consolidated balance sheet of Contractor, as at the end of such quarter, and the related unaudited consolidated statements of income and retained earnings and of cash flows of Contractor for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case, for each fiscal quarter during the Term of Agreement, in comparative form the figures for the previous year, certified by a responsible officer of Contractor, as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes);

provided, that Contractor shall not be required to deliver financial statements pursuant to this sentence at any time that Contractor is a reporting issuer pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and such financial statements are timely filed with the Securities and Exchange Commission pursuant thereto.

All financial statements delivered hereunder shall be prepared in accordance with GAAP (subject, in the case of quarterly statements, to normal year-end audit adjustments and the absence of footnotes) applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

Section 3.06    Billing and Payment; Reconciliation.

(a)    Billing and Payment. On the [***] Business Day after Contractor receives the Final Monthly Schedule from United pursuant to Section 2.01(b), United shall present a reasonably detailed written billing statement for amounts due under this Agreement in respect of the Base Compensation for the Scheduled Flights during the month to which such Final Monthly Schedule pertains. United shall pay Contractor the amount due under such invoice (the “Invoiced Amount”), subject to Contractor’s right to dispute any calculations set forth on such invoice that do not comply with the terms of this Agreement, and net of amounts then due and payable by Contractor to United, as follows:

(i)    [***] of the Invoiced Amount shall be payable by United to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before [***] (or if such day is not a Business Day, the next Business Day) to which such invoice relates, as adjusted by Section 3.06(b) below;

(ii)    [***] of the Invoiced Amount shall be payable by United to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before [***] (or if such day is not a Business Day, the next Business Day) to which the invoice relates, as adjusted by Section 3.06(b) below;

(iii)    [***] of the Invoiced Amount shall be payable by United to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before [***] (or if such day is not a Business Day, the next Business Day) to which the invoice relates, as adjusted by Section 3.06(b) below; and

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(iv)    [***] of the Invoiced Amount shall be payable by United to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before [***] (or if such day is not a Business Day, the next Business Day) to which the invoice relates, as adjusted by Section 3.06(b) below.

(b)    Reconciliation. Not later than [***] days following the end of each month, Contractor and United shall reconcile actual amounts due in respect of such month with the estimated amounts included in the Invoiced Amount for such items for such month in accordance with the terms and conditions set forth in Schedule 3 (including with respect to any amounts payable pursuant to Paragraphs A(2), A(3) or B(4) of Schedule 3). On or before the [***] day following the end of such month (or if such day is not a Business Day, the next Business Day), such reconciled amounts for such month to the extent applicable:

(i)    shall be paid by United to Contractor (subject to United’s right of recoupment set forth below), or

(ii)    shall be paid by Contractor to United.

Further reconciliations shall be made on or prior to the [***] day following the end of such month (or if such day is not a Business Day, the next Business Day) to the extent necessary as a result of United’s review of financial information provided by Contractor in respect of such month. On or before the [***] day following the end of such month (or if such day is not a Business Day, the next Business Day), such further reconciled amounts for such month to the extent applicable (x) shall be paid by United to Contractor, or (y) shall be paid by Contractor to United or set off by United against any other amounts then due and payable to Contractor. If, subsequent to any reconciliation payments or set-off, as the case may be, Contractor’s net expenses or charges are adjusted or updated, then the reconciled amounts for such period shall be recalculated in accordance with the terms and conditions set forth in Schedule 3, and the parties shall make further payments or set off further amounts as appropriate in respect of such recalculations. If and to the extent that any amounts are due and payable to United from Contractor pursuant to this Agreement or any Ancillary Agreement, United shall have the right to recoup all or a portion of such amounts by applying such amounts against any other amounts then or thereafter owed by United to Contractor under this Agreement or any Ancillary Agreement.

Section 3.07    Duty to Minimize Costs. Contractor agrees that, in connection with its provision of Regional Airline Services to United under this Agreement and the provision of other services contemplated to be performed by Contractor under the Ancillary Agreements, it shall use commercially reasonable efforts to minimize costs incurred by it, if such costs would be Pass Through Costs reimbursable, reconciled or paid by United to Contractor in accordance with this Agreement or the applicable Ancillary Agreement, and costs incurred directly by United, if such costs would be Pass Through Costs in accordance with this Agreement or the applicable Ancillary Agreement had they been incurred directly by Contractor.

If United can provide or arrange to provide any service or item utilized by Contractor in connection with Contractor Services at substantially similar quality or service level, the cost of

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which is a Pass Through Cost, at a lower cost then-applicable to Contractor, and the provision or arrangement to provide such service or item by United would not materially adversely affect Contractor under any contracts or agreements, then, subject to existing contractual restrictions, Contractor shall allow United to provide or arrange to provide such service or item in order to permit United to reduce its costs. United shall pay, or reimburse Contractor for, any cancellation or termination payments due by Contractor as a result of United providing such service or item, provided that Contractor provides reasonable notice of the nature of scope of such payments prior to United’s election to provide such item or service. Upon United’s request, Contractor shall (x) meet and confer with United to discuss and/or to identify opportunities for minimizing Pass Through Costs reimbursable or paid by United to Contractor or incurred directly by United pursuant to this Agreement or the Ancillary Agreements and (y) provide reasonable supporting documentation evidencing such Pass Through Costs incurred by Contractor.

ARTICLE IV

CONTRACTOR OPERATIONS AND AGREEMENTS WITH UNITED

Section 4.01    Aircraft, Crews, Pilot Career Path Program Etc.. Contractor shall be responsible for providing all (i) aircraft, (ii) subject to Section 4.19 and Paragraph B(4)(d) of Schedule 3, crews (flight and cabin), and (iii) maintenance (including spare parts, provisions or other personnel) as necessary to operate the Scheduled Flights and for all aspects (personnel and other) of dispatch control. Notwithstanding any provision of this Agreement to the contrary, Contractor will retain operational control of each Covered Aircraft at all times. In addition, each of United and Contractor hereby agree to implement the Pilot Career Path Program set forth on Exhibit S.

Section 4.02    Governmental Regulations; Maintenance. Contractor has, or, in the case of Covered Aircraft, will have not later than [***] days prior to the first Scheduled In-Service Date of a Covered Aircraft hereunder, and shall maintain, all certifications, permits, licenses, certificates, exemptions, approvals, plans, and insurance required by governmental authorities and airport authorities, including, without limitation, FAA, DOT and TSA, to enable Contractor to perform the services required by this Agreement. United shall maintain certifications, permits, licenses, certificates and exemptions required by governmental authorities to enable United to perform services undertaken by United under this Agreement.

All flight operations, dispatch operations and all other operations and services undertaken by Contractor pursuant to this Agreement shall be conducted, operated and provided by Contractor in material compliance with all governmental laws, regulations and requirements of applicable governmental authorities and airport authorities (foreign and domestic), including, without limitation, those relating to airport security, the use and transportation of hazardous materials and dangerous goods, crew qualifications, crew training and crew hours, the carriage of persons with disabilities and without any violation of U.S. or foreign laws, regulations or governmental prohibitions. Upon Contractor’s request United shall provide reasonable assistance to and cooperate with Contractor to facilitate Contractor’s compliance with all laws, regulations and requirements of governmental authorities and airport authorities applicable to services undertaken by Contractor under this Agreement.

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All Covered Aircraft shall be operated and maintained by Contractor in compliance with all laws, regulations and governmental requirements or applicable governmental authorities and airport authorities (foreign and domestic), Contractor’s own operations manuals and maintenance manuals and procedures, all applicable provisions of any aircraft lease, mortgage or sublease, and all applicable equipment manufacturers’ manuals, instructions, airworthiness directives and service bulletins.

Contractor shall provide United with prompt notice of any Covered Aircraft that are unavailable to provide Scheduled Flights for purposes of unscheduled maintenance. Upon any issuance by the FAA of an airworthiness directive that requires Contractor to remove any Covered Aircraft from service beyond the regular maintenance schedule, Contractor will consult with United and agree upon the reasonable maintenance schedule associated with complying with the airworthiness directive.

In connection with complying with any airworthiness directive issued, Contractor shall not discriminate against the Covered Aircraft with regard to efforts to satisfy the requirements of the airworthiness directives including the method and date of compliance, and shall use its reasonable commercial efforts to satisfy such requirements, including any efforts used or applied by Contractor or its affiliates with regard to any similar aircraft type owned or operated by Contractor or its affiliates.

In connection with any grounding of any of the Covered Aircraft, Contractor shall not discriminate against such Covered Aircraft with regard to efforts to satisfy the applicable requirements to lift such grounding order, and shall use its reasonable commercial efforts to satisfy such requirements, including any efforts used or applied by Contractor or its affiliates with regard to any similar aircraft type owned or operated by Contractor or its affiliates.

Without limiting the foregoing, Contractor and its subcontractors providing services for United on behalf of Contractor hereunder shall abide by the requirements of 41 CFR §§ 60-1.4(a), 60-300.5(a) and 60-741.5(a), which regulations (x) prohibit discrimination against qualified individuals based on their status as protected veterans or individuals with disabilities, and prohibit discrimination against all individuals based on their race, color, religion, sex, or national origin, and (y) require that covered prime contractors and subcontractors take affirmative action to employ and advance in employment individuals without regard to race, color, religion, sex, national origin, protected veteran status or disability.

Section 4.03    Quality of Service. Subject to the limitations set forth in Section 4.01, United procedures, performance standards and means of measurement thereof concerning the provision of air passenger and air cargo services that are applicable to all United Express carriers shall be applicable to all Regional Airline Services provided by Contractor. Contractor shall achieve at least the comparable (on an aggregate basis) quality of airline service and standards of care generally required by United of its other United Express carriers, subject to limitations imposed by the type of aircraft used by Contractor and its route network. Contractor shall comply with all applicable airline customer service commitments and policies of United applicable to United Express carriers as of the date hereof, including without limitation “Our United Customer Commitment”, and employee conduct, appearance and training policies in

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place as of the date hereof, and shall handle customer-related services in a professional, businesslike and courteous manner. In connection therewith, Contractor shall maintain aircraft cleaning cycles and policies, shall comply with the provisions set forth in Exhibit J, and shall, subject to Section 4.19 and Paragraph B(4)(d) of Schedule 3, maintain adequate staffing levels, to ensure at least a comparable level of customer service and operational efficiency that United achieves or generally requires of its other United Express carriers, including without limitation in respect of customer complaint response and boarding timing, and handling of irregular operations. In addition, at the request of United, Contractor shall comply with all such airline customer service commitments, policies and standards of care of United applicable to United Express carriers as adopted, amended or supplemented after the date hereof. Contractor shall ensure that all Covered Aircraft are equipped with an aircraft communications addressing and reporting system (“ACARS”) that provides operational information in a form reasonably acceptable to United. Contractor shall provide United with timely communication regarding the status of all Scheduled Flights, and shall perform the necessary functions to allow the completion of timely closeout procedures at United’s mainline service levels at comparably sized airports. Contractor shall remain Category 2 certified at all times during the Term of Agreement. Contractor will use United’s standard procedures for processing and adjudicating all claims for which Contractor is responsible in an effort to avoid such matters becoming the subject of claims, litigation or an investigation by a governmental agency or authority. At either party’s request, Contractor and United will meet to discuss and review Contractor’s customer service and handling procedures and policies and its employees’ conduct, appearance and training standards and policies. United shall give Contractor not less than fifteen (15) days prior written notice which notice identifies specifically the quality of service failures asserted by United and provides Contractor with an opportunity to cure of any non-safety related breach of this Section 4.03 prior to exercising any remedy regarding such breach.

Section 4.04    Incidents or Accidents. Contractor shall promptly notify United of all irregularities involving a Scheduled Flight or Covered Aircraft operated by Contractor, including, without limitation, aircraft accidents and incidents, which result in any material damage to persons and/or property or would reasonably be expected to result in a complaint or claim by passengers or an investigation by a governmental agency or authority. Contractor shall furnish to United as much detail as practicable concerning such irregularities and shall cooperate with United at Contractor’s own expense in any appropriate investigation.

Section 4.05    Emergency Response. Contractor shall adopt United’s Emergency Response Plan, as may be updated by United from time to time, for aircraft accidents or incidents involving a Covered Aircraft or Scheduled Flight and shall be responsible for United’s direct costs resulting from United’s management of Humanitarian Response Efforts on Contractor’s behalf. In the event of an accident or incident involving a Covered Aircraft or Scheduled Flight, United and Contractor agree to work together in a combined and coordinated emergency response, as outlined in Section 2.B. (“United Express”) of Chapter 11 of United’s Corporate Emergency Response Manual, as may be updated by United from time to time, to manage the Humanitarian Response Efforts. For the purposes hereof, the term “Humanitarian Response Efforts” shall include United’s activation of its Emergency Operations Center (in coordination with the Contractor’s EOC) and the Telephone Enquiry Center and United’s deployment of the members of its Special Assistance Team to the site of the accident or incident

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to assist survivors and families. Contractor shall be liable for and will indemnify, defend and hold harmless United, United’s Parent, their respective subsidiaries and their respective directors, officers, employees and agents from and against any and all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, fines, penalties, costs and expenses, including but not limited to, reasonable attorneys’ fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to or recoverable from United, United’s Parent, their respective subsidiaries or their respective directors, officers, employees or agents arising out of, connected with, or attributable to any act, error, omission, operation, performance or failure of performance of United, regardless of any negligence whether it be active, passive or otherwise on the part of United (but excluding the gross negligence or willful misconduct of United and its subsidiaries or its directors, officers, agents or employees), which in any way relates to United’s provision of post-accident or post-incident Humanitarian Response Efforts as contemplated in this Section 4.05. The provisions of the foregoing indemnification obligation shall survive the termination of this Agreement for a period of seven years.

Section 4.06    Safety Matters. In the event of a reasonable safety concern, United shall have the right, at its own cost, to inspect, review, and observe Contractor’s operations of Scheduled Flights. Notwithstanding the conduct or absence of any such review, Contractor is and shall remain solely responsible for the safe operation of its aircraft and the safe provision of Regional Airline Services, including all Scheduled Flights, in each case in accordance with the standards, agreements, representations and warranties set forth in Exhibit N. Contractor represents and warrants that it has successfully undergone an International Air Transport Authority (“IATA”) Operational Safety Audit (“IOSA”). Contractor hereby covenants (i) to maintain its membership in the IOSA registry and (ii) to comply and maintain compliance with the requirements of IOSA audits within the timeframe required by IATA. Contractor shall bring any failure to maintain compliance immediately to United’s attention along with corrective actions taken or a corrective action plan. Although the IOSA audit is to be completed biennially, United in its sole discretion may require, and Contractor shall comply with additional United safety review audits. Nothing in Exhibit N, this Section 4.06, or otherwise in this Agreement is intended or shall be interpreted to make United responsible for such safety matters or to limit Contractor’s operational control over its flight operations.

Section 4.07    Codeshare Terms. Contractor agrees to operate all Scheduled Flights using the United flight code and flight numbers assigned by United, or such other flight codes and flight numbers as may be assigned by United (to accommodate, for example, a United alliance partner), and otherwise under the codeshare terms set forth in Exhibit D.

Section 4.08    Slots and Route Authorities. At the request of United made during the Term of Agreement or upon termination of this Agreement, Contractor shall use its commercially reasonable efforts to transfer to United or its designee, to the extent permitted by law, any airport takeoff or landing slots, route authorities or other similar regulatory authorizations transferred to Contractor by United for use in connection with Scheduled Flights, or held by Contractor and used for Scheduled Flights, in each case in consideration of the payment by United to Contractor of the net book value (which shall not exceed the actual

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out-of-pocket costs paid by Contractor with United’s written permission for such slot, authority, or authorization (it being acknowledged that there is no obligation of Contractor to purchase any slot, authority, or authorization for Scheduled Flights)), if any, of such slot, authority or authorization on Contractor’s books. Contractor’s obligations pursuant to the immediately preceding sentence shall survive the termination of this Agreement for so long as any transfer requested during the Term of Agreement pursuant to this Section 4.08 shall not have been completed. Contractor hereby agrees that all of Contractor’s contacts or communications with any applicable regulatory authority concerning any airport takeoff or landing slots, route authorities or other similar regulatory authorizations used for Scheduled Flights will be coordinated through United. If any airport takeoff or landing slot, route authority or other similar regulatory authorization transferred to Contractor by United for use in connection with Scheduled Flights, held by Contractor and used for Scheduled Flights is withdrawn or otherwise forfeited as a result of Controllable Cancellations or any other reason within Contractor’s reasonable control, then Contractor agrees to pay to United promptly upon demand an amount equal to the market value of such withdrawn or forfeited slot, authority or authorization.

Section 4.09    Use of United Marks. United hereby grants to Contractor the non-exclusive and non-transferable rights to use the United Marks and other Identification as provided in, and Contractor shall use the United Marks and other Identification in accordance with, the terms and conditions set forth in Exhibit G. United may from time to time substitute other marks for the United Marks and in such instance the provisions of this Section 4.09 shall apply with full effect to any such substituted marks. The livery of the Covered Aircraft shall initially be in “United Express” livery, as contemplated by Exhibit G.

Section 4.10    Use of Contractor Marks. Contractor hereby grants to United the non-exclusive and non-transferable rights to use the Contractor Marks as provided in, and United shall use the Contractor Marks in accordance with, the terms and conditions set forth on Exhibit H.

Section 4.11    Catering Standards. United and Contractor shall comply with the catering requirements set forth on Exhibit I.

Section 4.12    Fuel Efficiency Program. Contractor shall use commercially reasonable efforts to promptly adopt and adhere to a fuel efficiency program as described on Exhibit L hereto. Contractor shall implement any incentive program that United requests to be implemented where United agrees in writing to pay the Incentive Program Costs, subject to any restraints imposed by applicable law or collective bargaining or other agreements and the limitations set forth in Section 4.01.

Section 4.13    Unauthorized Payments.

(a)    In connection with any performance under this Agreement, neither Contractor, nor any officer, employee, or agent of Contractor, will make any payment, or offer, promise, give or authorize any payment, of any money or other article of value, to any official, employee, or representative of United or any government official or representative, or to any person or entity doing business with United, in order either to obtain or retain business under this

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Agreement, or to direct United’s business under this Agreement to a third party, or to influence any act or decision of any employee or representative of United as pertaining to this Agreement or any government official or representative to perform or to fail to perform his or her duties, in each case, under this Agreement, or to enlist the aid of any third party to do any of the foregoing. The parties agree that (i) payments by Contractor to former employees of United in the ordinary course of Contractor’s business, together with matters relating to contractual relationships between United and any former employee of United employed by Contractor and (ii) incidental expenses incurred for business meetings, meals and other minor business related expenses shall not, in each case, violate this paragraph (“Permitted Actions”).

(b)    In connection with any performance under this Agreement, neither Contractor, nor any officer, employee, or agent of Contractor, will solicit or receive any amount of cash or negotiable paper, or any item, service or favor of value (a “gift”) from United. Contractor will refuse to accept all such gifts and, if received, will return such gifts to the donor. In all such cases Contractor will notify United promptly of such gift or offer thereof. If United deems it necessary, Contractor will turn over such gifts to United for further handling. The parties agree that Permitted Actions shall not violate this paragraph.

(c)    In connection with any performance under this Agreement, Contractor will at all times comply fully with all of the terms and provisions of the Foreign Corrupt Practices Act (15 U.S.C. §§ 78dd-1, et seq.) and any related or successor statute, regulation, or governmental directive regarding payments to foreign nationals or other persons or entities.

(d)    Contractor hereby certifies and represents that no inducements of monetary or other value were offered or given to any United officer, employee or agent, except as is stated in writing to the United official designated to sign this Agreement or except as otherwise stated in this Agreement, prior to execution of this Agreement. Contractor further certifies and represents that, to its knowledge, no official, employee or agent of Contractor shall receive or has received any inducement of monetary or other value from any vendor or contractor of United or has a significant ownership or other interest in a vendor or contractor of United which is or could be perceived by a reasonable person as a conflict of interest, except as is stated in writing to the United official designated to sign this Agreement, prior to execution. The parties agree that Permitted Actions shall not violate this paragraph.

Section 4.14    Environmental, Health and Safety.

(a)    Contractor acknowledges and agrees that it bears sole responsibility for strict compliance with its environmental, health and safety (“EHS”) obligations under this Section 4.14, irrespective of whether United has provided any information, instruction or materials to Contractor or otherwise imposed any mandates on Contractor with respect to the matters addressed in this Section 4.14. Contractor further warrants that its employees and agents are fully trained and possess the requisite expertise and experience to satisfy its obligations as provided in this Section 4.14.

(b)    Contractor shall conduct its operations in a prudent manner, in material compliance with Environmental Laws, taking reasonable preventative measures to avoid

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liabilities under any Environmental Laws or harm to human health or the environment, including, without limitation, reasonable preventative measures to prevent releases of Hazardous Materials to the environment, or adverse environmental impacts to on-site or off-site properties, risks of harm to public or worker health and safety, and the creation of any public nuisance. If, in the course of conducting services under this Agreement, Contractor encounters adverse environmental conditions that could reasonably be expected to give rise to liability for United or Contractor under any Environmental Laws or which otherwise could reasonably be expected to result in material harm to human health or the environment, Contractor shall promptly notify United of such conditions.

(c)    Contractor shall, at its own expense, conduct its operations in compliance in all material respects with all applicable Environmental Laws, including obtaining any needed permits or authorizations for Contractor’s operations. If United provides any information, instruction, or materials to Contractor relating to its obligations under any Environmental Laws, Contractor agrees that this shall not in any way relieve Contractor of its obligation to comply with Environmental Laws. Without limiting Contractor’s obligations under Section 10.07, Contractor further agrees that it shall otherwise preserve the proprietary nature of any such information that is clearly identified in writing by United as proprietary and confidential and shall use its commercially reasonable efforts to ensure that the information is not disclosed to any third parties without first obtaining the written consent of United.

(d)    Contractor shall use its commercially reasonable efforts to perform its services under this Agreement so as to minimize the unnecessary generation of waste materials, including consideration of source reduction and re-use or recycling options, and coordination with United on a cabin service recycling program. Contractor shall not cause or permit any Hazardous Materials to be used in the course of conducting the services under this Agreement, except to the extent required for the customary performance of such services, and provided that such Hazardous Materials are used, stored, handled, and disposed of in accordance in all material respects with all Environmental Laws including, without limitation and by way of example only, the terms and conditions of any stormwater, spill prevention or contingency permits or related plans applicable to Contractor Services whether such permits or plans are held by Contractor, United, airports or any other parties. If requested by United, Contractor shall replace specific products used in its operations with less toxic products, as long as there is a reasonable replacement available at a similar cost, or if the product is not available at a similar cost, provide United the option to agree to pay the difference. If requested by United, Contractor shall take reasonable efforts to provide quantitative data on materials recycled and waste disposed of to facilitate coordination and enhancement of cabin service recycling where feasible. Contractor shall ensure that any waste materials generated in connection with the services performed by Contractor under this Agreement are managed in accordance with all applicable Environmental Laws, with Contractor assuming responsibility as the legal generator of such wastes; provided, however, this provision does not apply should United or another vendor of United be the entity who has, in fact, independently generated the wastes.

(e)    For any leased areas or other equipment that is jointly used or operated by Contractor and United (and/or other United contractors), Contractor shall use its commercially reasonable efforts to coordinate its activities with United and/or United contractors and otherwise

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perform its activities in compliance in all material respects with all applicable Environmental Laws.

(f)    Except for a release of Hazardous Materials below reportable quantities under Environmental Law or which are immediately and fully remediated to restore the area to the same condition as existed prior to the spill, Contractor shall promptly notify United of any material spills or leaks of Hazardous Materials arising out of Contractor’s provision of services under this Agreement, and, if requested, shall provide copies to United of any written reports provided to any governmental agencies and airport authorities under any Environmental Laws regarding same. Contractor shall promptly undertake reasonable commercial actions to remediate any such spills or leaks to the extent Contractor or United is required to do so (i) by applicable Environmental Laws, (ii) to ensure the protection of public or worker health and safety, (iii) by the relevant airport authority, or (iv) in order to comply with a lease obligation. In the event that Contractor fails to fulfill its remediation obligations under this paragraph and United may otherwise be prejudiced or adversely affected (such as involving United leased property), United may undertake such actions as are reasonable at the cost and expense of Contractor. Subject to reasonable verification, such costs and expenses shall be promptly paid upon Contractor’s receipt of a written request for reimbursement for them by United.

(g)    Contractor shall promptly provide United with written copies of any notices of violation issued or other claims from a third party asserted pursuant to Environmental Laws or associated with a potential release of Hazardous Materials and related to or associated with the provision of Contractor Services. Contractor shall promptly undertake all actions necessary to resolve such matters, including, without limitation, paying all fines and penalties, and promptly addressing any noncompliance identified; provided, however, that Contractor may contest any notice of violation or other alleged violation and defend any claim that it believes is untrue, improper or invalid. In the event that Contractor fails to fulfill its obligations under this paragraph and United may otherwise be prejudiced or adversely affected, United may undertake such actions as are reasonable or legally required at the cost and expense of Contractor. Subject to reasonable verification, such costs and expenses shall be promptly paid upon Contractor’s receipt of a written request for reimbursement for them by United.

(h)    If requested by United, Contractor shall conduct a review and provide information to United regarding Contractor’s compliance with the requirements of this Section 4.14. This review may include the completion of an environmental compliance audit of Contractor’s activities or an environmental site assessment, each subject to a work plan approved by United. Contractor shall provide United with a summary of the results of this audit or assessment, provide United with an opportunity to review any written report generated in connection with such an audit or assessment, and will promptly address any noncompliance or liability identified to the extent required by Environmental Laws and United.

(i)    In the event that Contractor Services include providing bulk (nonbottled) potable water for crew or passenger consumption, Contractor shall ensure compliance with the Aircraft Drinking Water Regulation, FDA requirements, and other similar applicable laws (collectively, the “Drinking Water Requirements”), including without limitation using its commercially reasonable efforts to ensure all water handling equipment is properly and regularly disinfected

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and kept in sanitary condition. If Contractor relies upon another contractor to load water onto its aircraft or to maintain water handling equipment, it shall inquire with such contractors to ensure they meet these Drinking Water Requirements as well. Contractor shall immediately notify United if it becomes aware of practices or conditions that may reasonably be expected to negatively impact potable water quality, regardless of the provider or the source of such potable water (including whether such source is an airport, ground handler or aircraft water system). Contractor shall maintain records relating to its compliance with Environmental Laws under this Agreement for the longer of three (3) years or such period of time as is required by Environmental Laws. Contractor shall, at the request of United and with reasonable advance notice, provide United with reasonable access to Contractor’s operations, documents, and employees for the sole purpose of allowing United to assess Contractor’s compliance with its obligations with this Section 4.14, including responding to reasonable information requests. Upon the termination of operations at a space used to support the provision of Contractor Services under this Agreement, Contractor shall use its commercially reasonable efforts to ensure the removal and proper management of any and all Hazardous Materials associated with Contractor’s operations (including its subcontractors) and will comply with any other applicable Environmental Laws applicable to the provision of Contractor Services.

(j)    Contractor has reviewed United’s Environmental Commitment Statement (found at www.united.com/ecoskies) and agrees to conduct the services provided for in this Agreement in a manner consistent with these commitments and shall cooperate with United in meeting these commitments in effect as of the date hereof and in responding to reasonable information requests.

(k)    [Intentionally Omitted]

(l)    All notices to be provided by Contractor to United under this Section 4.14 shall be provided as indicated in Section 10.02 of this Agreement, with a copy to Managing Director–Environmental Affairs, United Airlines, Inc., 233 South Wacker Drive-WHQSE, Chicago, IL 60606.

Section 4.15    Lease, Use and Modification of Airport Facilities.

(a)    United and Contractor agree that the use by Contractor of all Terminal Facilities at all Applicable Airports for the provision of Scheduled Flights shall be at the direction of United. [***]. If required by local rule, ordinance, lease or other contract restriction or obligation, United may determine that it is necessary or appropriate for Contractor to execute a lease, license or airport use agreement to facilitate the provision of Regional Airline Services by Contractor. In furtherance of this Section 4.15, with respect to any Terminal Facilities used for the provision of Scheduled Flights, from time to time, and notwithstanding the execution of any license, lease, sublease or other agreement pursuant to this Section 4.15, at the request and direction of United, Contractor shall take the following actions, in each case as and when directed by United:

(i)    use its commercially reasonable efforts to enter into a lease, sublease or other appropriate agreement with any airport authority at any Applicable Airport for the

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lease, sublease or use of any Terminal Facilities used or to be used in connection with the provision of Scheduled Flights;

(ii)    use its commercially reasonable efforts to amend, modify or terminate any agreement to which it is a party with any airport authority at any Applicable Airport for the lease, sublease or use of any Terminal Facilities used or to be used in connection with the provision of Scheduled Flights;

(iii)    use its commercially reasonable efforts to obtain the consent of any relevant airport authority at any Applicable Airport for the Transfer (as defined below) to United or its designee of any lease, sublease or other agreement to which it is a party in respect of any Terminal Facility, or for the right of United or its designee to use any Terminal Facility used or to be used in connection with the provision of Scheduled Flights;

(iv)    enter into a mutually agreed sublease for the sublease to United or its designee of Contractor’s interest in any Terminal Facility used or to be used in connection with the provision of Scheduled Flights;

(v)    enter into an assignment substantially in the form of Exhibit M hereto (or as otherwise agreed) for the assignment to United or its designee of Contractor’s interest under any agreement to which it is a party for the lease, sublease or use of any Terminal Facility used or to be used in connection with the provision of Scheduled Flights;

(vi)    enter into a sublease or license using a mutually agreed form in regard to the use of any Terminal Facility owned, leased or otherwise controlled by United and used or to be used in connection with the provision of Scheduled Flights;

(vii)    enter into an assignment substantially in the form of Exhibit M hereto (or as otherwise agreed) for the assignment to Contractor of United’s interest in any Terminal Facility used or to be used in connection with the provision of Scheduled Flights;

(viii)    in each case as and when directed in writing by United, (a) Contractor shall become, if it is not already, a signatory carrier at any location directed by United; provided, however, that if (i) United directs Contractor to become a signatory at any airport and (ii) there are any direct costs required by such airport to become a signatory carrier, then United agrees to pay such direct costs that are required by the airport to become a signatory carrier, and (b) Contractor shall vote as directed in writing by United on any matters submitted to carriers for a vote if such matters concern, or may result in, any costs, direct or indirect, to be paid for and/or reimbursed by United at any location directed by United; and

(ix)    take any other action reasonably requested by United in furtherance of this Section 4.15.

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(b)    United’s direction to Contractor with respect to the foregoing actions shall extend to the action itself (e.g., use commercially reasonable efforts to enter into an agreement) as well as to the substance underlying the action (e.g., directions as to the terms and conditions of such agreement).

(i)    The licenses, assignments and subleases to be entered into pursuant to Section 4.15(a) shall be subject to the rights of the Applicable Airports in such Terminal Facilities and to the receipt of all necessary consents from airport authorities and other third parties to such sublease or assignment.

(ii)    Subject to Paragraph B(2) of Schedule 3, United shall pay for all landing fees for its flights at one or more Applicable Airports, Contractor agrees that any landing fee credits given to Contractor in respect of Scheduled Flights or other flights involving the Covered Aircraft as are permitted hereunder, shall be for the account of United (and if any such credits are applied by Contractor to the payment of any landing fees applicable to flights other than Scheduled Flights or other flights involving the Covered Aircraft as are permitted hereunder, Contractor shall pay the amount of any such credits to United).

(iii)    Contractor shall perform in accordance with the terms thereof (including any applicable notice and cure periods) all its obligations under all leases, subleases and other agreements to which Contractor is or becomes a party for the use of Terminal Facilities in connection with the provision of Contractor Services, including without limitation making all payments of rent and other amounts due under such agreement, and shall use commercially reasonable efforts to keep such agreements in effect (or to promptly renew or extend such agreements on substantially similar terms as directed by United). Contractor shall adhere to United’s space standards with respect to all Terminal Facilities used in connection with the provision of Scheduled Flights; United shall reimburse Contractor for all such payments of rent and other amounts in accordance with, and to the extent provided in, Paragraph B(1)(e) of Schedule 3.

(iv)    Contractor shall obtain the written consent of United (which shall not be unreasonably withheld) prior to entering into an agreement to lease, sublease, assign, dispose of or otherwise transfer (each, a “Transfer”) or any other agreement for the use or modification of, or otherwise relating to, any Terminal Facilities used or to be used in connection with the provision of Contractor Services (or other airport facilities which would become Terminal Facilities), or amending or modifying in any manner any such agreement, or consenting to any of the same. Any purported Transfer of any interest in a Terminal Facility in violation of this Section 4.15 shall be void ab initio, and any rent or other amounts payable under any such Transfer or other agreement shall not be considered a Pass Through Cost for purposes of this Agreement, and Contractor shall be obligated to follow United’s direction with respect to such Transfer or other agreement.

(v)    Contractor shall give United at least thirty (30) days’ prior written notice before ceasing to use any Terminal Facilities; provided that no such notice shall be required where such use is ceasing because United has informed Contractor that no Scheduled Flights will be scheduled in or out of such location (other than due to either

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the breach or fault of Contractor) or has terminated this Agreement (other than any termination by United pursuant to Section 8.02(a), 8.02(b) or otherwise due to either the breach or the fault of Contractor). In the event that United either terminates Scheduled Flights from such location (other than due to either the breach or fault of Contractor) or terminates this Agreement (other than any termination by United pursuant to Section 8.02(a), 8.02(b) or otherwise due to either the breach or the fault of Contractor), United shall be responsible for Contractor’s reasonable out-of-pocket costs actually incurred as a result of facilities termination; provided that (x) Contractor shall use commercially reasonable efforts to minimize such costs and (y) the foregoing reimbursement obligation shall be limited to the extent that Contractor fails to use such commercially reasonable efforts.

Section 4.16    Fuel and Fuel Services; Glycol and Deicing Services.

(a)    United shall procure, or arrange for the procurement of, all fuel, glycol, Fuel Services and deicing services required by Contractor in connection with the provision of Regional Airline Services; provided that, if United is prohibited from doing so by local rule, ordinance, lease or other contract restriction or obligation or if it would otherwise not be practicable for United to do so, Contractor shall use commercially reasonable efforts to negotiate and enter into Fuel Services agreements and deicing service agreements with reputable service providers with reasonable terms and conditions. Contractor shall provide any data or analysis of its fuel procurement and Fuel Services as reasonably requested by United. If Contractor enters into such an agreement for Fuel Services or deicing services, then United shall reimburse Contractor for all direct, out-of-pocket expenses incurred by Contractor for the purchase of goods or services that would otherwise be directly incurred expenses of United pursuant to Schedule 3.

(b)    If United procures, or arranges for the procurement of, fuel or glycol for or on behalf of Contractor pursuant to Section 4.16(a) above, then the costs of such procurement, or such arranging for procurement, as applicable (in each case including without limitation the cost of procuring the aircraft fuel) shall be incurred directly by United, pursuant to Paragraph B(1)(d) of Schedule 3. If United does not so procure or arrange for the procurement, then Contractor shall procure or arrange for the procurement of fuel or glycol, and such costs shall be incurred directly by Contractor and reconciled pursuant to Paragraph B(7)(a)(ix) of Schedule 3.

(c)    If United procures, or arranges for the procurement of, Fuel Services or de-icing services for or on behalf of Contractor pursuant to Section 4.16(a) above, then the costs of such procurement, or such arranging for procurement, as applicable shall be incurred directly by United pursuant to Paragraph B(1)(d) of Schedule 3. If United does not so procure or arrange for the procurement, then Contractor shall procure or arrange for the procurement of Fuel Services or de-icing services, and such costs shall be incurred directly by Contractor and reconciled pursuant to Paragraph B(7)(a)(ix) of Schedule 3.

(d)    United and Contractor acknowledge and agree that any fuel and glycol provided to Contractor pursuant to an agreement between United and a fuel or glycol supplier is provided “as is” and without warranty of any kind, including without limitation the warranties of

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merchantability and fitness for a particular purpose, by, through or under United, and that no warranties by, through or under United shall be implied by law.

(e)    United and Contractor acknowledge and agree that any aircraft fuel or glycol procured, or arranged for procurement, for on behalf of Contractor by United shall not be deemed to have been procured, purchased or otherwise acquired for on behalf of Contractor, and Contractor shall in no event have any claim to or interest in, any fuel or glycol procured by United or its agents, unless and until such fuel or glycol is delivered into or onto a Covered Aircraft, except as otherwise may be provided in a Fuel Services or de-icing services agreement, if any, between United and Contractor.

Section 4.17    Ground Handling.

(a)    United shall provide or cause to be provided Ground Handling Services for all Scheduled Flights.

(b)    All expenses for Ground Handling Services shall be incurred directly by United, pursuant to Paragraph B(1)(f) of Schedule 3.

(c)    Contractor shall cooperate in all reasonable respects with any ground handling provider(s) as shall be directed by United. In addition, at United’s direction, mainline ground support equipment (“GSE”) and GSE processes shall be used in connection with Contractor’s performance of Scheduled Flights; provided that such GSE and GSE processes shall be modified to be compatible with the Covered Aircraft if necessary, such determination to be made by United.

Section 4.18    Daytime Maintenance. At United’s reasonable request, Contractor will enter into discussions with United regarding the possible implementation of a daytime maintenance program in which aircraft will have maintenance work that is normally performed overnight performed during the day. Not later than the end of the Ramp-Up Period, Contractor and United will meet and confer regarding daytime maintenance program costs and the allocation of any increased costs. The implementation of any such program shall be subject to the reasonable agreement of the parties. The Covered Aircraft that may be subject to a mutually agreed upon daytime maintenance program shall not be included in determining the number of Spare Aircraft for purposes of Section 2.01(e).

Section 4.19    [***].

ARTICLE V

CERTAIN RIGHTS OF UNITED

Section 5.01    Exclusivity. From the Effective Date through the date that is [***] months prior to the expiration of the last Covered Aircraft Term, subject to United’s extension rights set forth in Sections 8.01 (b) and (c), Contractor shall not, except in connection with the Prior Commitments, (i) enter into any discussions relating to the entering into, or enter into, any new capacity purchase agreement, jet service agreement or similar agreement pursuant

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to which Contractor would provide flying services for the benefit of any air carrier other than United, (ii) operate any aircraft on behalf of any air carrier other than United, without, in either such case, United’s prior written consent, which may be withheld in United’s sole discretion, or (iii) permit a Change of Control to occur. United acknowledges and agrees that Contractor’s performance of its obligations under the Prior Commitments, as amended from time to time, shall not constitute a violation of the foregoing covenant so long as Contractor does not provide flying services under the Prior Commitments beyond February 15, 2018.

ARTICLE VI

INSURANCE

Section 6.01    Minimum Insurance Coverages. During the Term of Agreement, in addition to any insurance required to be maintained by Contractor pursuant to the terms of any aircraft lease, or by any applicable governmental airport authority, Contractor shall maintain, or cause to be maintained, in full force and effect policies of insurance with insurers of recognized reputation and responsibility, in each case to the extent available on a commercially reasonable basis, as follows:

(a)    Comprehensive aircraft hull and liability insurance, including aircraft third party, passenger liability (including passengers’ baggage and personal effects), cargo and mail legal liability, and all-risk ground and flight physical damage, with a combined single limit of not less than the greater of (i) [***] per occurrence and (ii) the highest single limit per occurrence of any aircraft hull and liability insurance maintained by Contractor under any other capacity purchase arrangement, and a minimum limit in respect of personal injury for non-passengers (per clause AVN 60 or its equivalent) of [***] per occurrence and in the aggregate, and war risk hull and liability insurance as provided by the FAA program or by commercial providers of such insurance with a combined single limit no less than the greater of (i) [***] per occurrence and (ii) the highest single limit per occurrence of any war risk hull and liability insurance maintained by Contractor under any other capacity purchase arrangement;

(b)    Workers’ compensation as required by the appropriate jurisdiction and employer’s liability with a limit of not less than [***] combined single limit; and

(c)    Other property and liability insurance coverages of the types and in the amounts that would be considered reasonably prudent for a business organization of Contractor’s size and nature, under the insurance market conditions in effect at the time of placement. All coverages described in this Section 6.01 shall be placed with deductibles reasonably prudent for a business organization of Contractor’s size and nature, under the insurance market conditions in effect at the time of placement.

Section 6.02    Endorsements. Unless Contractor and United are participating in a combined policy placement, Contractor shall cause the policies described in Section 6.01(a) to be duly and properly endorsed by Contractor’s insurance underwriters with respect to Contractor’s flights and operations as follows:

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(a)    To provide that the underwriters shall waive subrogation rights against United, its directors, officers, agents, employees and other authorized representatives;

(b)    To provide that United, its directors, officers, agents, employees and other authorized representatives shall be endorsed as additional insured parties;

(c)    To provide that insurance shall be primary to and without right of contribution from any other insurance which may be available to the additional insureds;

(d)    To include a breach of warranty provision in favor of the additional insureds;

(e)    To accept and insure Contractor’s hold harmless and indemnity undertakings set forth in this Agreement, but only to the extent of the coverage afforded by the policy or policies; and

(f)    To provide that such policies shall not be canceled, terminated or materially altered, changed or amended until thirty (30) days (but seven (7) days or such lesser period as may be available in respect of war risk and allied perils and ten (10) days in the case of a cancellation for nonpayment of premium) after written notice shall have been sent to United.

Section 6.03    Evidence of Insurance Coverage. At the commencement of this Agreement, upon renewal and at United’s request, Contractor shall furnish to United evidence reasonably satisfactory to United of such insurance coverage and endorsements, including certificates certifying that such insurance and endorsements are in full force and effect. If Contractor fails to acquire or maintain insurance as herein provided, then, without limiting United’s remedies pursuant to this Agreement with respect to such failure, United may at its option secure such insurance on Contractor’s behalf at Contractor’s expense, except for amounts that would otherwise be reimbursable as Pass Through Costs as provided in Paragraph B(7)(a)(iii) of Schedule 3.

Section 6.04    Insurance Through Combined Placement.

(a)    Combined Placement. As outlined in Paragraph B(5) of Schedule 3, United, in its sole discretion, may determine at any time after December 21, 2017, and from time to time thereafter upon not less than one-hundred twenty (120) days prior written notice that it and Contractor shall obtain a combined placement of Aviation Insurance covering United’s and Contractor’s combined exposures. Following such notice period, at United’s instruction, Contractor shall enter into such a combined placement. At any time at which United, in its sole discretion, determines to cease a combined placement, it shall give Contractor not less than one-hundred twenty (120) days prior written notice, and the provisions of Section 6.01 shall apply following such notice period.

(b)    Allocation of Costs. United reimbursement of insurance expenses is subject to adjustment in accordance with Paragraph B(5) of Schedule 3.

Section 6.05    Insurance Through Joint Marketing Placement.

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(a)    Joint Marketing Placement. United, in its sole discretion, may determine at any time after [***], and from time to time thereafter upon not less than one-hundred twenty (120) days prior written notice that it and Contractor shall obtain Aviation Insurance by jointly marketing their risk to insurers led by United’s insurance team. In such event, each of United and Contractor shall maintain its own separate insurance policies and programs. Following such notice period, at United’s instruction, Contractor shall enter into such a joint marketed placement. At any time at which United, in its sole discretion, determines to cease a joint marketed placement, it shall give Contractor not less than one-hundred twenty (120) days prior written notice, and the provisions of Section 6.01 shall apply following such notice period.

(b)    Allocation of Costs. The parties hereto shall allocate the costs of jointly marketed placements in accordance with Paragraph B(5) of Schedule 3.

Section 6.06    Current Insurance. The Parties agree that Contractor may keep in place its insurance policies existing as of the Effective Date through their current expiration dates.

ARTICLE VII

INDEMNIFICATION

Section 7.01    Contractor Indemnification of United. Contractor shall be liable for and hereby agrees to fully defend, release, discharge, indemnify and hold harmless United, United’s Parent, their respective subsidiaries and their respective directors, officers, employees and agents (each a “United Indemnitee”) from and against any and all third party (such third parties include United Indemnitees other than United) claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, fines, penalties, costs and expenses of any kind, character or nature whatsoever, including reasonable attorneys’ fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to, or recoverable from a United Indemnitee, including but not limited to, any such losses, costs and expenses involving (i) death or injury (including claims of emotional distress and other non-physical injury by passengers) to any person including any United Indemnitee or any of Contractor’s or its subsidiaries’ directors, officers, employees or agents, (ii) loss of, damage to, or destruction of property (including real, tangible and intangible property, and specifically including regulatory property such as route authorities, slots and other landing rights), including any loss of use of such property, and (iii) damages due to delays in any manner, in each case arising out of, connected with, or attributable to (x) any act or omission by Contractor or any of its directors, officers, employees or agents relating to the provision of Regional Airline Services, (y) the performance, improper performance, or non-performance of any and all obligations to be undertaken by Contractor or any of its directors, officers, employees or agents pursuant to this Agreement, or (z) the operation, non-operation, or improper operation of the Covered Aircraft or Contractor’s equipment or facilities at any location, in each case excluding only claims, demands, damages, liabilities, suits, judgments, actions, causes of action, fines, penalties, losses, costs and expenses to the extent resulting from the negligence or willful misconduct of a United Indemnitee (other than negligence or willful misconduct (i) imputed to such United Indemnitee by reason of its interest in a Covered Aircraft or its relationship with Contractor; (ii) relating to any duties of such United Indemnitee relating

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to the selection or oversight of Contractor, or (iii) relating to any duties of United that Contractor has assumed responsibility under this Agreement or any Ancillary Agreement). United Indemnitees shall not, for any reason, be deemed to be in custody or control, or a bailee, of any of Contractor’s aircraft, equipment or facilities.

Section 7.02    United Indemnification of Contractor. United shall be liable for and hereby agrees fully to defend, release, discharge, indemnify, and hold harmless Contractor, its subsidiaries and their respective directors, officers, employees, and agents (each a “Contractor Indemnitee”) from and against any and all third party (such third parties include Contractor Indemnitees other than Contractor) claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, fines, penalties, costs and expenses of any kind, character or nature whatsoever, including reasonable attorneys’ fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to, or recoverable from any Contractor Indemnitee, including but not limited to, any such losses, costs and expenses involving (i) death or injury (including claims of emotional distress and other non-physical injury by passengers) to any person including any of Contractor Indemnitees’, United’s or United’s Parent’s directors, officers, employees or agents (excluding any Contractor Indemnitee as such an agent), (ii) loss of, damage to, or destruction of property (including any loss of use of such property including real, tangible and intangible property, and specifically including regulatory property such as route authorities, slots and other landing rights), and (iii) damages due to delays in any manner, in each case arising out of, connected with, or attributable to, (x) the performance, improper performance, or nonperformance of any and all obligations to be undertaken by United or any of its directors, officers, employees or agents (excluding any Contractor Indemnitee as such an agent) pursuant to this Agreement, (y) the operation, non-operation or improper operation of United’s aircraft, equipment or facilities (excluding Covered Aircraft and any equipment or facilities leased or subleased by United to Contractor) at any location, or (z) Contractor’s use of the United Marks or the Identification, in each case excluding only claims, demands, damages, liabilities, suits judgments, actions, causes of action, losses, fines, penalties, costs and expenses to the extent resulting from the negligence or willful misconduct of a Contractor Indemnitee, provided that if United, any of United’s affiliates, or a subcontractor retained by United to provide Ground Handling Services is acting directly in the capacity of a ground handler, then unless superseded by another agreement between United or such affiliate, on the one hand, and Contractor, on the other, the indemnity provisions set forth in Exhibit O shall govern the indemnification obligations of United or such affiliate to Contractor, its directors, officers, employees and agents with respect to the actions of United or such affiliate in its capacity as a ground handler. United will use commercially reasonable efforts to cause and assure that United will at all times be and remain in custody and control of any aircraft, equipment and facilities of, or operated by, United, and the Contractor Indemnitees shall not, for any reason, be deemed to be in the custody or control, or a bailee, of such aircraft, equipment or facilities.

Section 7.03    Indemnification Claims. A party (the “Indemnified Party”) entitled to indemnification from another party under the terms of this Agreement (the “Indemnifying Party”) shall provide the Indemnifying Party with prompt written notice (an “Indemnity Notice”) of any third party claim which the Indemnified Party believes gives rise to a claim for indemnity against the Indemnifying Party hereunder. Notwithstanding the foregoing,

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the failure of an Indemnified Party to promptly provide an Indemnity Notice shall not constitute a waiver by the Indemnified Party to any right to indemnification or otherwise relieve such Indemnifying Party from any liability hereunder unless and only to the extent that the Indemnifying Party is prejudiced as a result thereof. The Indemnifying Party shall be entitled, if it accepts financial responsibility for the third party claim, to control the defense of or to settle any such third party claim at its own expense and by its own counsel; provided that unless a settlement includes an unconditional release of an Indemnified Party no settlement by the Indemnifying Party of such a claim will be binding on such Indemnified Party for purposes of the indemnification provisions hereof without the prior written consent of such Indemnified Party to such settlement, which consent may not be unreasonably withheld, conditioned or delayed. The Indemnified Party shall provide the Indemnifying Party with such information as the Indemnifying Party shall reasonably request to defend any such third party claim and shall otherwise cooperate with the Indemnifying Party in the defense of any such third party claim. Except as set forth in this Section 7.03, no settlement or other compromise or consent to a judgment by the Indemnified Party with respect to a third party claim as to which the Indemnifying Party is asserted to have an indemnity obligation hereunder will be binding on the Indemnifying Party for purposes of the indemnification provisions hereof without the prior written consent of such Indemnifying Party to such settlement. Any Indemnifying Party shall be subrogated to the rights of the Indemnified Party to the extent that the Indemnifying Party pays for any loss, damage or expense suffered by the Indemnified Party hereunder. If the Indemnifying Party fails to defend against the third party claim that is the subject of an Indemnity Notice within 30 days of receiving such notice (or sooner if the nature of the third party claim so requires), or otherwise contests its obligation to indemnify the Indemnified Party in connection therewith, the Indemnified Party may, upon providing written notice to the Indemnifying Party, pay, compromise or defend such third party claim without the prior consent of the (otherwise) Indemnifying Party. In the latter event, the Indemnified Party, by proceeding to defend itself or settle the matter, does not waive any of its rights hereunder to later seek reimbursement from the Indemnifying Party.

Section 7.04    Employer’s Liability; Independent Contractors; Waiver of Control.

(a)    Employer’s Liability and Workers’ Compensation. Each party hereto assumes full responsibility for its employer’s and workers’ compensation (or similar coverage program) liability to its respective officers, directors, employees or agents on account of injury or death resulting from or sustained in the performance of their respective service under this Agreement. Each party, with respect to its own employees, accepts full and exclusive liability for the payment of workers’ compensation and employer’s liability insurance premiums with respect to such employees, and for the payment of all taxes, contributions or other payments for unemployment compensation or old age or retirement benefits, pensions or annuities now or hereafter imposed upon employers by the government of the United States or any other governmental body, including state, local or foreign, with respect to such employees measured by the wages, salaries, compensation or other remuneration paid to such employees, or otherwise.

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(b)    Employees, etc., of Contractor. The employees, agents, and independent contractors of Contractor engaged in performing any of the services Contractor is to perform pursuant to this Agreement are employees, agents, and independent contractors of Contractor for all purposes, and under no circumstances will be deemed to be employees, agents or independent contractors of United. In its performance under this Agreement, Contractor will act, for all purposes, as an independent contractor and not as an agent for United. Notwithstanding the fact that Contractor has agreed to follow certain procedures, instructions and standards of service of United pursuant to this Agreement, United will have no supervisory power or control over any employees, agents or independent contractors engaged by Contractor in connection with its performance hereunder and Contractor shall defend, indemnify and hold harmless United and its directors, officers, employees and agents from and against any and all claims alleging that United is the employer of any said employees, agents or independent contractors engaged by Contractor. All complaints or requested changes in procedures made by United will, in all events, be transmitted by United to Contractor’s designated representative. Nothing contained in this Agreement shall be construed as joint employment or is intended to limit or condition Contractor’s control over its operations or the conduct of its business as an air carrier.

(c)    Employees, etc., of United. The employees, agents, and independent contractors of United engaged in performing any of the services United is to perform pursuant to this Agreement are employees, agents, and independent contractors of United for all purposes, and under no circumstances will be deemed to be employees, agents, or independent contractors of Contractor. Contractor will have no supervision or control over any such United employees, agents and independent contractors and any complaint or requested change in procedure made by Contractor will be transmitted by Contractor to United’s designated representative. In its performance under this Agreement, United will act, for all purposes, as an independent contractor and not as an agent for Contractor. United shall defend, indemnify and hold harmless Contractor and its directors, officers, employees and agents from and against any and all claims alleging that Contractor is the employer of any said employees, agents or independent contractors engaged by United.

(d)    Contractor Flights. The fact that Contractor’s operations are conducted under United’s Marks and listed under the UA designator code will not affect their status as flights operated by Contractor for purposes of this Agreement or any other agreement between the parties, and Contractor and United agree to advise all third parties, including passengers, of this fact.

Section 7.05    Survival. The provisions of this Article VII shall survive the termination of this Agreement for a period of seven years.

ARTICLE VIII

TERM, TERMINATION AND DISPOSITION OF AIRCRAFT

Section 8.01    Term.

(a)    The term of this Agreement, with respect to each Covered Aircraft, will commence on the date that such aircraft becomes a Covered Aircraft pursuant to Schedule 1 and

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will continue until the scheduled Covered Aircraft Term Expiration Date of such Covered Aircraft specified on Schedule 1, subject to adjustment of Covered Aircraft Terms pursuant to this Article VIII and Schedule 1 (each a “Covered Aircraft Term”). The term of this Agreement, as a whole, will commence on the Effective Date and will continue, unless earlier terminated as provided herein, until the later of the expiration of the last Covered Aircraft Term and the expiration of any applicable Wind-Down Period (the “Term of Agreement”). Each Covered Aircraft will be deemed to be subject to the capacity purchase provisions of this Agreement during the Covered Aircraft Term of such Covered Aircraft.

(b)    United may elect, in its sole discretion, to extend the Covered Aircraft Term of all of the Covered Aircraft for an additional two (2) years beyond the Covered Aircraft Term Expiration Date of each respective Covered Aircraft specified on Schedule 1, by providing written notice of such election to Contractor no less than [***] months prior to the first such Covered Aircraft Term Expiration Date. Upon such election by United, each respective Covered Aircraft Term Expiration Date specified on Schedule 1, will be deemed to be amended to be such extended date. The Base Compensation during any such extension of the Term of Agreement will be escalated in a manner consistent with the methodology used during the initial Term of Agreement. Further, however, Contractor shall have the right to reduce the number of Covered Aircraft during such extension of the Term of Agreement to no less than fifty (50) aircraft, and such removed Covered Aircraft shall be subject to a Wind Down Schedule and shall not be flown for anyone else for the remainder of the Term of Agreement.

(c)    In addition, United may elect, in its sole discretion, to extend the Covered Aircraft Term of all of the Covered Aircraft for an additional two (2) years beyond such initial extension provided in Section 8.01(b), by providing written notice of such election to Contractor no less than [***] months prior to the first Covered Aircraft Term Expiration Date specified on Schedule 1 (as amended in accordance with Section 8.01(b)). The Base Compensation during any such extension of the Term of Agreement will be escalated in a manner consistent with the methodology used during the initial Term of Agreement and first extension term, provided, however, that, Contractor may propose an increase to the Base Compensation to account for any increase in the assumed costs included within the Base Compensation that is increased in an amount greater than the escalation of such Base Compensation provided above. To propose such an increase to the Base Compensation, Contractor must provide United with notice of such request and reasonable substantiation of such claims for increased costs, no later than [***] days after receipt of United’s notice of extension of the Term of Agreement pursuant to this Section 8.01(c). If United does not agree in writing to such an increase to the Base Rates [***] months, or more, prior to the expiration of the Term of the first Covered Aircraft Term Expiration Date specified on Schedule 1 (as amended in accordance with Section 8.01(b)), then United’s extension notice shall automatically be deemed to have been withdrawn and the option provided pursuant to this Section 8.01(c) shall expire.

Section 8.02    Early Termination.

(a)    By United for a Termination Event. United may terminate this Agreement immediately upon written notice to Contractor, following the occurrence of any event that constitutes a Termination Event, which notice is given within six (6) months after United’s

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discovery of such Termination Event. Any termination pursuant to this Section 8.02(a) shall supersede any other termination pursuant to any other provision of this Agreement (even if such other right of termination shall already have been exercised), and the date of such notice shall specify the Termination Date for purposes of this Agreement.

(b)    By United for Material Breach. Without limiting any other rights of United under this Agreement, United may terminate this Agreement upon the occurrence of any material breach of this Agreement by Contractor, which breach shall not have been cured within sixty (60) days after written notice of such breach is delivered by United to Contractor, (i) which notice identifies specifically the breach asserted by United (which sixty (60) day notice period may run concurrently with the fifteen (15) day notice period, if any, provided pursuant to Section 4.03 for non-safety-related breaches) and (ii) which notice is given within six (6) months after United’s discovery of such breach. The parties hereto agree that, without limiting the circumstances or events that may constitute a material breach, each of the following shall constitute a material breach of this Agreement by Contractor:

(i)    a material default by Contractor under any material Ancillary Agreement, subject to any cure rights thereunder,

(ii)    Contractor enters into a new codeshare with another airline in breach of Exhibit D(6), and

(iii)    United makes a reasonable and good faith determination, using recognized standards of safety, that there is a material safety concern with Contractor’s on-going operation of future Scheduled Flights.

(c)    By Contractor for Breach. Contractor may terminate this Agreement upon (i) ten (10) Business Days prior written notice upon any failure by United to make any payments that are due and payable under this Agreement, including without limitation, any payments which become due during any Wind-Down Period, excluding payments in an aggregate amount of up to [***] that are subject to good faith dispute, which failure shall not have been cured within such ten (10) Business Day period, or (ii) the occurrence of any other material breach of this Agreement by United, including without limitation, any breach during any Wind-Down Period, which breach shall not have been cured within sixty (60) days after written notice of such breach is delivered by Contractor to United. Any such notice of termination delivered by Contractor to United hereunder will be irrevocable, must be given within six (6) months of Contractor’s discovery of such failure or material breach, and must contain a Termination Date that is not more than [***] days after the date of such notice, in the case of termination pursuant to Clause (i), and not more than [***] days after the date of such notice, in the case of termination pursuant to Clause (ii).

(d)    [Intentionally Omitted]

(e)    By United for Non-Carrier-Specific Groundings. United may terminate this Agreement immediately upon a non-carrier-specific grounding continuing for [***] days of more

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than [***] of the Covered Aircraft by [***], such termination to be effective upon [***] Business Days prior written notice given to Contractor at any time prior to [***].

(f)    By United Following Certain Other Events. At any time following the occurrence of any of the following events, United may terminate this Agreement immediately upon written notice (but without any prior notice): (i) if by [***], Contractor cannot commit to deliver at least [***] Covered Aircraft available to operate Scheduled Flights in [***], (ii) if, for any reason, Contractor is unable to operate a fleet of at least [***] Covered Aircraft at any time after [***], or (iii) as provided in notes (e) and (f) of Schedule 1.

(g)    Survival During Wind-Down Period. Upon any termination hereunder, notwithstanding the removal or some or all of the Covered Aircraft from the capacity purchase provisions of this Agreement, the Term of Agreement shall continue, and this Agreement shall survive in full force and effect, beyond the Termination Date until the end of the Wind-Down Period, and the rights and obligations of the parties under this Agreement, including without limitation remedies available upon the occurrence of events constituting material breaches or payment defaults, shall continue until the later of the Termination Date and the end of the Wind-Down Period, if any.

Section 8.03    Disposition of Aircraft during Wind-Down Period.

(a)    Upon Termination by United for Termination Event. If  United  terminates  this Agreement pursuant to Section 8.02(a), then United may elect in its sole discretion to apply the provisions of Section 8.03(b), below, to the disposition of Covered Aircraft, provided that United notifies Contractor of such election in the written notice delivered to Contractor pursuant to Section 8.02(a). If United terminates this Agreement pursuant to Section 8.02(a) and United does not make the foregoing election, then the Covered Aircraft shall be withdrawn automatically from the capacity purchase provisions of this Agreement as of the Termination Date and all of the Covered Aircraft shall cease to be Covered Aircraft as of such date.

(b)    Upon Termination by United for Breach or Grounding. If United terminates this Agreement pursuant to Section 8.02(b) or 8.02(e), then the applicable Covered Aircraft will be withdrawn from the capacity purchase provisions of this Agreement in accordance with the following terms and conditions:

(i)    Within [***] days after delivery of any applicable notice of termination, United shall deliver to Contractor an irrevocable written Wind-Down Schedule (giving effect to any grounding), providing for the withdrawal of all applicable Covered Aircraft from the capacity purchase provisions of this Agreement, delineating the number of each aircraft type to be withdrawn per month.

(ii)    The Wind-Down Schedule may not commence until the Termination Date, shall provide for not less than [***] and no more than [***] Covered Aircraft in each calendar month, and may not provide for the withdrawal of any Covered Aircraft more than [***] months after such Termination Date.

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(iii)    Upon the date for withdrawal of a Covered Aircraft specified in the Wind-Down Schedule established pursuant to this Section 8.03(b), such aircraft shall cease to be a Covered Aircraft.

(c)    Upon Termination by Contractor for Breach.

(i)    If Contractor terminates this Agreement pursuant to Section 8.02(c)(i), then as of the Termination Date set forth in the notice of termination, all of the Covered Aircraft shall automatically be withdrawn from the capacity purchase provisions of this Agreement and shall cease to be Covered Aircraft as of such date.

(ii)    If Contractor terminates this Agreement pursuant to Section 8.02(c)(ii), then United shall deliver a Wind-Down Schedule to Contractor within [***] days of receipt of such termination notice. Such Wind-Down Schedule shall begin no sooner than the Termination Date, shall provide for the withdrawal of at least [***] Covered Aircraft per month, provided however that Contractor’s obligation to operate Scheduled Flights during such Wind-Down Schedule will be excused to the extent that Contractor cannot operate such Scheduled Flights due to the acts or omissions of United giving rise to the applicable breach of this Agreement.

(d)    Upon Expiration of the Term of Agreement. Upon the expiration of the Term of Agreement, then the wind-down terms specified in Section 8.03(b) will apply (as if the termination were pursuant to Section 8.02(b)), except that the Termination Date shall be the expiration date of the Term of Agreement and United’s Wind-Down Schedule shall be delivered to Contractor not less than [***] months prior to such expiration date.

ARTICLE IX

REPRESENTATIONS AND WARRANTIES

Section 9.01    Representations and Warranties of Contractor. Contractor represents and warrants to United as of the date hereof as follows:

(a)    Organization and Qualification. Contractor is a duly organized and validly existing limited liability company in good standing under the laws of Delaware and Contractor has the limited liability company power and authority to own, operate and use its assets and to provide the Regional Airline Services. Contractor is duly qualified to do business as a foreign entity under the laws of each jurisdiction that requires such qualification except where the failure to so qualify would not reasonably be expected to have a material adverse effect on Contractor’s ability to perform its obligations hereunder.

(b)    Authority Relative to this Agreement. Contractor has the power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action on the part of Contractor. This Agreement has been duly and validly executed and delivered by Contractor and is, assuming due execution and

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delivery thereof by United and that United has legal power and right to enter into this Agreement, a valid and binding obligation of Contractor, enforceable against Contractor in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law).

(c)    Conflicts. Neither the execution or delivery of this Agreement nor the performance by Contractor of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of Contractor’s certificate of formation, limited liability company agreement, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which Contractor is a party or by which it or any of its properties or assets may be bound, including the Prior Commitments, (ii) result in the creation or imposition of any lien, charge or encumbrance in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any governmental authority or body, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens, charges or encumbrances.

(d)    No Default. Contractor (i) is not in violation of its certificate of formation or limited liability company agreement, (ii) is not in breach or default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a breach or default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, or loan agreement, or to the best of its knowledge based on reasonable diligence, any other material agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is not in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, where such violation, breach, default or failure would have a material adverse effect on Contractor or on its ability to provide Regional Airlines Services and otherwise perform its obligations hereunder. To the knowledge of Contractor, no third party to any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument that is material to Contractor to which Contractor is a party or by which it is bound or to which any of its properties are subject, is in default in any material respect under any such agreement.

(e)    Broker. Contractor has not retained or agreed to pay any broker or finder with respect to this Agreement and the transactions contemplated hereby.

(f)    Insurance. Contractor is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts and with such deductibles as, to its knowledge, are customary in the businesses in which it is engaged. Contractor has not received notice of cancellation or non-renewal of such insurance. All such insurance is outstanding and duly in force on the date hereof. Contractor has no reason to believe that it will not be able to renew its

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existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on Contractor.

(g)    No Proceedings. There are no legal or governmental proceedings pending, or investigations commenced of which Contractor has received notice, in each case to which Contractor is a party or of which any property or assets of Contractor is the subject which, if determined adversely to Contractor, would individually or in the aggregate have a material adverse effect on Contractor or on its ability to provide Regional Airlines Services and otherwise perform its obligations hereunder; and to the best knowledge of Contractor, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(h)    No Labor Dispute. No labor dispute with the employees of Contractor exists or, to the knowledge of Contractor, is imminent which would reasonably be expected to have a material adverse effect on Contractor or on its ability to provide Regional Airlines Services and otherwise perform its obligations hereunder.

(i)    Permits. Contractor possesses, or in the case of the Covered Aircraft, will possess not later than [***] days prior to the first Scheduled In-Service Date of a Covered Aircraft hereunder, all material certificates, authorizations and permits issued by FAA, DOT, TSA, DHS, EPA and other applicable federal, state or foreign regulatory authorities necessary to conduct its business, to provide Regional Airlines Services and otherwise to perform its obligations hereunder, and Contractor has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse effect on Contractor or on its ability to conduct its business, to provide Regional Airlines Services and otherwise to perform its obligations under this Agreement.

(j)    Prior Commitments. Contractor’s obligation to operate aircraft on behalf of other air carriers pursuant to the Prior Commitments expires no later than February 15, 2018.

Section 9.02    Representations and Warranties of United. United represents and warrants to Contractor as of the date hereof as follows:

(a)    Organization and Qualification. United is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware.

(b)    Authority Relative to this Agreement. United has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of United. This Agreement has been duly and validly executed and delivered by United and is, assuming due execution and delivery thereof by Contractor and that Contractor has legal power and right to enter into this Agreement, a valid and binding obligation of United, enforceable against United in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance,

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reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law).

(c)    Conflicts; Defaults. Neither the execution or delivery of this Agreement nor the performance by United of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of United’s certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which United is a party or by which it or its properties or assets may be bound, (ii) result in the creation or imposition of any lien, charge or encumbrance in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any governmental authority or body, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens, charges or encumbrances.

(d)    No Default. United is not (i) in violation of its certificate of incorporation or bylaws, (ii) in breach or default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a breach or default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, where such violation, breach, default or failure would have a material adverse effect on United or on its ability to perform its obligations hereunder. To the knowledge of United, no third party to any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument that is material to United to which United is a party or by which it is bound or to which any of its properties are subject, is in default in any material respect under any such agreement.

(e)    Broker. United has not retained or agreed to pay any broker or finder with respect to this Agreement and the transactions contemplated hereby.

(f)    Insurance. United is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts and with such deductibles to its knowledge as are customary in the businesses in which it is engaged. United has not received notice of cancellation or non-renewal of such insurance. All such insurance is outstanding and duly in force on the date hereof. United has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on Contractor.

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(g)    No Proceedings. There are no legal or governmental proceedings pending, or investigations commenced of which United has received notice, in each case to which United is a party or of which any property or assets of United is the subject which, if determined adversely to United, would individually or in the aggregate have a material adverse effect on United or on its ability to perform its obligations hereunder; and to the best knowledge of United, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

ARTICLE X

MISCELLANEOUS

Section 10.01    Certain Arrangements. Subsequent to the execution of this Agreement, and prior to the commencement of the Scheduled Flights, Contractor and United shall work together to facilitate all other relevant aspects of the commencement of Contractor’s provision of Regional Airlines Services as of the commencement of Scheduled Flights, including without limitation the provision of passenger-related airport services and technology-related services, all in accordance with the provisions of Article II.

Section 10.02    Notices. All notices or other communications required or permitted hereunder shall be given in writing and given by (i) certified or registered mail, return receipt requested, (ii) nationally recognized overnight delivery service, (iii) e-mail delivery (including delivery of a document in portable document format) or (iv) personal delivery against receipt to the party to whom it is given, in each case, at such party’s physical or e-mail address set forth below or such other physical address or e-mail address as such party may hereafter specify by written notice to the other party hereto given in accordance with this Section 10.02; provided that, in the case of any such notice or communication transmitted by e-mail delivery, such notice or communication shall not be in compliance with this Section 10.02 unless such e-mail (1) includes in its subject line the following: “United CRJ-200 CPA – Important Notice” and (2) the sender of such email has received a reply which both has not been automatically generated and includes an explicit acknowledgment of the e-mail received. Any such notice or other communication shall be deemed to have been given as of the date so personally delivered or transmitted by e-mail delivery (or, if delivered or transmitted after normal business hours, on the next Business Day) or on the next Business Day when sent by overnight delivery services or five days after the date so mailed if by certified or registered mail if to United:

United Airlines, Inc.

Willis Tower

233 S. Wacker Drive

Chicago, IL 60606

Attention: Senior Vice President – United Express

E-mail: [***]

and to:

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United Airlines, Inc.

Willis Tower

233 S. Wacker Drive

Chicago, IL 60606

Attention: Vice President – Procurement

E-mail: [***]

with a copy to:

United Airlines, Inc.

Willis Tower

233 S. Wacker Drive

Chicago, IL 60606

Attention: Vice President, Deputy General Counsel and Corporate Secretary

E-mail: [***]

if to Contractor:

Air Wisconsin Airlines LLC

W6390 Challenger Drive, Suite 203

Appleton, WI 54914

Attention: [***]

Telephone: [***]

Facsimile: [***]

E-mail: [***]

with a copy to:

DLA Piper

4365 Executive Drive, Suite 1100

San Diego, CA 92121

Attention: [***]

E-mail: [***]

or to such other address as a party hereto may have furnished to the other party by a notice in writing in accordance with this Section 10.02.

Section 10.03    Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon the parties hereto and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party hereto without the prior written consent of the other party; provided that United may assign without Contractor’s prior written consent this Agreement or any or all of its rights and obligations hereunder to any direct or indirect wholly-owned Subsidiary of United’s Parent.

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Section 10.04    Amendment and Modification. This Agreement may not be amended or modified in any respect except by a written agreement signed by the parties hereto that specifically states that it is intended to amend or modify this Agreement.

Section 10.05    Waiver. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by the party against which such waiver is to be asserted that specifically states that it is intended to waive such term. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of either party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of either party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by either party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by the party against whom the existence of such waiver is asserted.

Section 10.06    Interpretation. The table of contents and the section and other headings and subheadings contained in this Agreement and in the exhibits and schedules hereto are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Agreement or any exhibit or schedule hereto. All references to days or months shall be deemed references to calendar days or months. Unless otherwise specified, all numbers ending in one-half (0.5) and required to be rounded to the nearest integer shall be rounded down. All references to “$” shall be deemed references to United States dollars. Unless the context otherwise requires, any reference to an “Article,” a “Section,” an “Exhibit,” or a “Schedule” shall be deemed to refer to an article, a section of this Agreement or an exhibit or schedule to this Agreement, as applicable. The words “hereof,” “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, unless otherwise specifically provided, they shall be deemed to be followed by the words “without limitation.” This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing the document to be drafted. Unless specified otherwise, all references in this Agreement to an “option”, a right of “consent” or “election” (including terms correlative to the foregoing), or to other similar rights shall be deemed to be consents, rights to elections or options, or other similar rights, as applicable, that may be withheld, conditioned or delayed at the good faith sole discretion of the party holding such option or right of consent or election, or other similar right, as the case may be.

Section 10.07    Confidentiality.

(a)    Except as required by law or stock exchange or other regulation or in any proceeding to enforce the provisions of this Agreement, or as otherwise provided below, each party hereby agrees not to disclose to any third party the Protected Information, without the prior

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written consent of the other party thereto (except that (i) a party may disclose such information to its existing and potential lenders, lessors and other financing parties, its third-party consultants, its officers, directors, employees, advisors and its representatives, in each case who are themselves bound to keep such information confidential and (ii) United may disclose the relevant non-financial terms of this Agreement to labor unions representing United’s employees (including their attorneys and representatives, to the extent required to do so under applicable collective bargaining agreements). Except as required by law or stock exchange or other regulation or in any proceeding to enforce the provisions of this Agreement or any of the Ancillary Agreements, or as otherwise provided below, each party hereby agrees not to disclose to any third party Protected Information without the prior written consent of the party providing such Protected Information (except that a party may disclose such information to its third party consultants, advisors and representatives, in each case who are themselves bound to keep such information confidential). Each party hereby agrees not to use any such Protected Information of the other party other than in connection with performing their respective obligations or enforcing their respective rights under this Agreement or any of the Ancillary Agreements, or as otherwise expressly permitted or contemplated by this Agreement or any of the Ancillary Agreements.

Personal Information shall be considered the Protected Information of United. If either party is served with a subpoena or other process requiring the production or disclosure of any of Protected Information, then the party receiving such subpoena or other process, before complying with such subpoena or other process, shall, to the extent permitted by law, immediately notify the other party hereto of the same and permit said other party a reasonable period of time to intervene and contest disclosure or production. Upon termination of this Agreement, upon the request of the other party, each party must return to each other any Protected Information of such requesting party that is still in the recipient’s possession or control. Without limiting the foregoing, neither party shall be prevented from disclosing in any government filing the following terms of this Agreement: the existence of the Agreement, number of aircraft subject hereto, the periods for which such aircraft are subject hereto, and any termination provisions contained herein. The provisions of this Section 10.07 shall survive the termination of this Agreement for a period of ten years.

Notwithstanding anything to the contrary contained in this Agreement or any Ancillary Agreement but without limiting any restrictions relating to Personal Information, Protected Information shall not include information that (i) becomes generally available to the public other than as a result of a disclosure by the recipient, (ii) was available to the recipient on a non-confidential basis prior to its disclosure to the recipient by or on behalf of the disclosing party or becomes available to the recipient on a non-confidential basis thereafter from a source other than the disclosing party, provided that in either case the source of such information is not known to the recipient to be bound by a confidentiality agreement with the disclosing party or other contractual, legal or fiduciary obligation of confidentiality to the disclosing party, or (iii) is independently developed by recipient without use of or reliance on the Protected Information

(b)    Contractor agrees to notify United immediately (which in no event shall be longer than twenty (24) hours) whenever Personal Information has been, or Contractor reasonably believes or suspects that it has been, acquired, destroyed, modified, used, disclosed or accessed by any person in an unauthorized manner or for an unauthorized purpose (collectively,

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“Security Breach”). Contractor and United shall cooperate with each other to develop reasonable procedures and standards related to Security Breaches. Contractor further agrees to provide all reasonable assistance requested by United or United’s designated representatives, in the furtherance of any correction, remediation, investigation, enforcement or litigation with respect to a Security Breach, including but not limited to, any notification that United may determine appropriate to send to individuals impacted or potentially impacted by a Security Breach. Unless otherwise required by law, Contractor shall not notify law enforcement, any individual or any third party of any Security Breach without first consulting with, and obtaining the written permission of, United.

(c)    Contractor shall establish and maintain environmental, safety and facility procedures, data security procedures, and technical, physical, administrative and other safeguards to protect against the destruction, loss, and unauthorized access, use, possession or alteration of United’s Protected Information in the possession of Contractor. Such procedures and practices shall be compliant, at a minimum, with (a) United’s security and document retention requirements described in Exhibit R, (b) to the extent applicable, the security standards for the protection of cardholder information with which the payment card companies collectively or individually require merchants to comply including but not limited to the Payment Card Industry Data Security Standards currently in effect and as may be updated from time to time while Contractor has such information in its possession (“PCI Standards”), and (c) all applicable laws, rules, regulations, directives, ordinances, codes or similar enactments that apply to United in the conduct of its business (“Data Security Laws”). All such procedures and practices shall take into account the nature of the United Protected Information and the commensurate risks associated with such United Protected Information. Contractor shall also implement and maintain appropriate business continuity, contingency and disaster recovery plans in order to maintain the availability, security, and confidentiality of United Protected Information and restore normal operating procedures as promptly as possible in the event of a major disruption, business interruption, or failure.

(d)    United may, where reasonably necessary to ensure its compliance with legal obligations and the security of United Protected Information, restrict, discontinue, suspend, cancel, terminate, or modify Contractor’s right to use, obtain, access, hold, or process United Protected Information, in order to protect and secure United Protected Information.

The provisions of this Section 10.07 shall survive the termination of this Agreement for a period of ten years.

(e)    Notwithstanding any provision of this Agreement to the contrary, neither party will issue any press releases related to this Agreement, without the prior consent of the other party.

Section 10.08    Arbitration.

(a)    Agreement to Arbitrate. Subject to the equitable remedies provided under Section 10.11, any and all claims, demands, causes of action, disputes, controversies and other matters in question (all of which are referred to herein as “Claims”) arising out of or relating to

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this Agreement, shall be resolved by binding arbitration pursuant to the procedures set forth by the American Arbitration Association (the “AAA”). Each of the parties agrees that arbitration under this Section 10.08 is the exclusive method for resolving any Claim and that it will not commence an action or proceeding based on a Claim hereunder, except to enforce the arbitrators’ decisions as provided in this Section 10.08, to compel the other party to participate in arbitration under this Section 10.08. The governing law for any such action or proceeding shall be the law set forth in Section 10.08(f).

(b)    Initiation of Arbitration. If any Claim has not been resolved by mutual agreement on or before the 15th day following the first notice of the Claim to or from a disputing party, then the arbitration may be initiated by one party by providing to the other party a written notice of arbitration specifying the Claim or Claims to be arbitrated. If a party refuses to honor its obligations to arbitrate under this provision, the other party may compel arbitration in either federal or state court in Chicago, Illinois and seek recovery of its attorneys’ fees and court costs incurred if the arbitration is ordered to proceed.

(c)    Place of Arbitration. The arbitration proceeding shall be conducted in Chicago, Illinois, or some other location mutually agreed upon by the parties.

(d)    Selection of Arbitrators. The arbitration panel (the “Panel”) shall consist of three arbitrators from the AAA panel who are qualified to hear the type of Claim at issue. They may be selected by agreement of the parties within thirty days of the notice initiating the arbitration procedure, or from the date of any order compelling such arbitration to proceed. If the parties fail to agree upon the designation of any or all the Panel, then the Parties shall request the assistance of the AAA. The Panel shall make all of its decisions by majority vote. Evident partiality on the part of an arbitrator exists only where the circumstances are such that a reasonable person would have to conclude there in fact existed actual bias, and a mere appearance or impression of bias will not constitute evident partiality or otherwise disqualify an arbitrator. The decision of the Panel will be binding and non-appealable, except as permitted under the Federal Arbitration Act.

(e)    Choice of Law as to Procedural Matters. The enforcement of this agreement to arbitrate, including but not limited to, the issues subject to arbitration (i.e., arbitrability), the scope of the arbitrable issues, and the rules governing the conduct of the arbitration, unless otherwise agreed by the Parties, shall be governed by and construed pursuant to the Federal Arbitration Act. All procedural aspects of the proceedings pursuant to this agreement to arbitrate shall be pursuant to the procedures established by the AAA.

(f)    Choice of Law as to Substantive Claims. In deciding the substance of the parties’ Claims, the arbitrators shall apply the substantive laws of the State of Illinois (excluding Illinois choice-of-law principles that might call for the application of the law of another jurisdiction).

(g)    Procedure. It is contemplated that the arbitration proceeding will be self-administered by the parties and conducted in accordance with procedures jointly determined by the Panel and the parties; provided, however, that if either or both parties believes the process will be enhanced if it is administered by the AAA, then either or both parties shall have the right

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to cause the process to become administered by the AAA and, thereafter, the arbitration shall be conducted, where applicable or appropriate, pursuant to the administration of the AAA. In determining the extent of discovery, the number and length of depositions, and all other pre-hearing matters, the Panel shall endeavor to the extent possible to streamline the proceedings and minimize the time and cost of the proceedings.

(h)    Final Hearing. The final hearing shall be conducted within one hundred twenty (120) days of the selection of the entire Panel. The final hearing shall not exceed ten (10) Business Days, with each party to be granted one-half of the allocated time to present its case to the arbitrators, unless otherwise agreed by the parties.

(i)    Damages. Only actual damages may be awarded. It is expressly agreed that the Panel shall have no authority to award treble, indirect, exemplary, special, consequential or punitive damages of any type under any circumstances regardless of whether such damages may be available under the applicable law.

(j)    Decision of the Arbitration. The Panel shall render its final decision and award in writing within 20 days of the completion of the final hearing completely resolving all of the Claims that are the subject of the arbitration proceeding. The Panel shall certify in its decision that no part of its award includes any amount for treble, indirect, exemplary, special, consequential or punitive damages. The Panel’s decision and award shall be final and non-appealable to the maximum extent permitted by law. Any and all of the Panel’s orders and decisions will be enforceable in, and judgment upon any award rendered in the arbitration proceeding may be confirmed and entered by, any federal or state court in Chicago, Illinois having jurisdiction.

(k)    Confidentiality. All proceedings conducted hereunder and the decision and award of the Panel shall be kept confidential by the Panel and the parties.

Section 10.09    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Agreement may be executed by facsimile or electronic (i.e., “pdf”) signature.

Section 10.10    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.11    Equitable Remedies. Each party acknowledges and agrees that, under certain circumstances, the breach by a party of a term or provision of this Agreement will materially and irreparably harm the other party, that money damages will accordingly not be an adequate remedy for such breach and that the non-defaulting party, in its sole discretion and in addition to its rights under this Agreement and any other remedies it may have at law or in equity, may apply to any court of law or equity of competent jurisdiction (without posting any

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bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any breach of the provisions of this Agreement. Neither the right of either party to terminate this Agreement, nor the exercise of such right, shall constitute a limitation on such party’s right to seek damages or such other legal redress to which such party may otherwise be entitled.

Section 10.12    Relationship of Parties. Nothing in this Agreement shall be interpreted or construed as establishing between the parties a partnership, joint venture or other similar arrangement.

Section 10.13    Entire Agreement; No Third Party Beneficiaries. This Agreement (including the exhibits and schedules hereto) and the Ancillary Agreements are intended by the parties as a complete statement of the entire agreement and understanding of the parties with respect to the subject matter hereof and all matters between the parties related to the subject matter herein or therein set forth. This Agreement is made among, and for the benefit of, the parties hereto, and the parties do not intend to create any third-party beneficiaries hereby, and no other Person shall have any rights arising under, or interests in or to this Agreement.

Section 10.14    Governing Law. Except with respect to matters referenced in Section 10.08(e) (which shall be governed by and construed pursuant to the Federal Arbitration Act), this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois (excluding Illinois choice-of-law principles that might call for the application of the law of another jurisdiction) as to all matters, including matters of validity, construction, effect, performance and remedies. Except as otherwise provided in Section 10.08(e), any action arising out of this Agreement or the rights and duties of the parties arising hereunder may be brought, if at all, only in the state or federal courts located in the United States District Court for the Northern District of Illinois or the County of Cook, Illinois, as applicable. Each party further agrees to waive any right to a trial by jury.

Section 10.15    [Intentionally Omitted]

Section 10.16    Right of Set-Off. If either party hereto shall be in default in the payment of any amounts due hereunder to the other party, then in any such case the non-defaulting party shall be entitled to set off from any payment owed by such non-defaulting party to the defaulting party hereunder any amount then due and payable by the defaulting party to the non-defaulting party thereunder; provided that contemporaneously with any such set-off, the non-defaulting party shall give written notice of such action to the defaulting party; provided further that the failure to give such notice shall not affect the validity of the set-off. It is specifically agreed that (i) for purposes of the set-off by the non-defaulting party, mutuality shall be deemed to exist between the parties; (ii) reciprocity between the parties exists with respect to their relative rights and obligations in respect of any such set-off; and (iii) the right of set-off is given as additional security to induce the parties to enter into the transactions contemplated hereby and by the Ancillary Agreements. Upon completion of any such set-off, the obligation of the defaulting party to the non-defaulting party shall be extinguished to the extent of the amount so set-off. Each party hereto further waives any right to assert as a defense to any attempted set-off the requirements of liquidation or mutuality. This set-off provision shall be without

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prejudice, and in addition, to any right of set-off, combination of accounts, lien or other right to which the non-defaulting party is at any time otherwise entitled (either by operation of law, contract or otherwise), including without limitation pursuant to Section 3.06(b) hereof).

Section 10.17    Cooperation with Respect to Reporting. Contractor shall be responsible for filing all reports relating to its operations that are required by the DOT, FAA or other applicable government agencies (other than any such reports for which United, where permitted by law, has assumed in writing the responsibility to file on Contractor’s behalf), and Contractor shall promptly furnish United with copies of all such reports and such other available traffic and operating reports as United may reasonably request from time to time. Each of the parties hereto agrees to use its commercially reasonable efforts to cooperate with the other party in providing necessary data, to the extent in the possession of the first party, required by such other party in order to meet any reporting requirements to, or otherwise in connection with any filing with or provision of information to be made to, any regulatory agency or other governmental authority. If a party fails to provide any such data to the other party sufficiently in advance of the applicable deadline for such filings, and the other party is unable to submit such filings by the deadline because of such delay, the first party will reimburse the other party for any fines or penalties incurred by the other party as a result of its failure to submit such filings by the deadline. Unless Contractor is otherwise notified by United in writing not less than five (5) Business Days prior to the filing deadline (the “Tarmac Delay Notice”), Contractor and United agree that United will file the DOT filing required under 49 U.S.C. 42301(h) on Contractor’s behalf. United will be liable for any fines assessed by the DOT attributable to United’s failure to file this report by the deadline for such report, unless (i) that failure is caused by or otherwise results from Contractor’s failure to provide United in a timely manner with the necessary data required by United in connection with the filing or (ii) United had provided the Tarmac Delay Notice specified above. The obligations under this Section 10.17 shall survive the termination of this Agreement.

Section 10.18    Maintenance Right to Bid. Prior to Contractor entering into a contract with an expected value in excess of [***] per year with a third party for any heavy maintenance, repair or overhaul with respect to any Covered Aircraft (including without limitation any structural repair of an aircraft, in each case which maintenance, repair or overhaul is for scheduled or routine on-condition activities (i.e., this provision will not apply to unexpected work requests) and relates to engines, landing gear, composites and certain components as such components may be agreed upon by the parties, each party acting reasonably (collectively, the “United Maintenance”), Contractor shall offer United an opportunity to bid in respect of such United Maintenance. In addition, United may elect to perform certain aspects of United Maintenance with an expected value in excess of [***] per year on Covered Aircraft, provided that United meets all applicable regulatory standards, is qualified and capable of performing such United Maintenance in accordance with Contractor’s FAA approved maintenance program at the same overall performance level, when measured in the aggregate, including quality, reliability, timeliness, convenience, and service level standards as alternative providers, provided further, that United shall provide such United Maintenance at an overall cost no more than the lowest rate otherwise available to Contractor, including qualitative factors, provided further, that the provision or arrangement to provide such United Maintenance by United would not adversely affect Contractor under any contracts or agreements, and provided

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further, United shall pay, or reimburse Contractor for, any cancellation or termination payments due by Contractor as a result of United providing such United Maintenance. Nothing in the application of this Section 10.18 shall require Contractor to breach any of its confidentiality obligations. The parties shall cooperate and negotiate any adjustments to the terms of this Agreement to the extent such adjustments are reasonable and appropriate to address any increases in pricing or reductions in service levels related to United’s performance of such United Maintenance compared to Contractor’s otherwise preferred vendor to ensure that, on the whole, Contractor is not put at a disadvantage due to United’s election to perform such United Maintenance.

Section 10.19    Parent Guarantee. Contemporaneously with the execution and delivery of this Agreement, Contractor shall cause Parent and AWAC Aviation, Inc. (“AWAC”) to execute the agreement in the form of Exhibit Q (the “Parent Guarantee”). In addition, Contractor shall not declare or pay any dividends or other distribution of earnings of Contractor to its shareholders that, as of the date of such payment or distribution, would result in Contractor’s available cash balance to be less than the Cash Threshold Amount. Such limitation will not restrict (i) debt payments by Contractor to Parent or AWAC, or (ii) payments from time to time to Parent or AWAC for the purpose of paying obligations in respect of Federal, state and local taxes of the consolidated, unitary or other affiliated group of which Contractor is a member, or any member thereof, in each case to the extent attributable to Contractor’s operations, assets or related activities.

Section 10.20    Other Remedies for Labor Strike and Other Circumstances. In addition to and without limiting any of United’s other rights and remedies, in the event of (i) a Labor Strike or (ii) the mandatory grounding of the Covered Aircraft by regulatory or court order or other governmental action, then, for so long as such Labor Strike or grounding shall continue and thereafter until the number of Scheduled Flights that are On-Time Departures on any day of the week equals or exceeds the number of Scheduled Flights that were On-Time Departures on the same day of the week prior to such Labor Strike or grounding, United shall not be required to pay any of the amounts set forth on Appendix 1 to Schedule 3 as being required “for each Covered Aircraft for each month in the Term” (prorated to the appropriate number of days).

Section 10.21    DISCLAIMER OF CONSEQUENTIAL DAMAGES. NEITHER PARTY TO THIS AGREEMENT OR ANY OF ITS AFFILIATES SHALL BE LIABLE TO THE OTHER PARTY HERETO OR ANY OF ITS AFFILIATES FOR CLAIMS FOR INDIRECT, PUNITIVE, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHETHER A CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, VIOLATION OF ANY APPLICABLE DECEPTIVE TRADE PRACTICES ACT OR SIMILAR LAW OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, AND EACH PARTY RELEASES THE OTHER PARTY AND ITS AFFILIATES FROM LIABILITY FOR ANY SUCH DAMAGES. NEITHER PARTY SHALL BE ENTITLED TO RESCISSION OF THIS AGREEMENT AS A RESULT OF BREACH OF THE OTHER PARTY’S REPRESENTATIONS, WARRANTIES, COVENANTS OR AGREEMENTS, OR FOR ANY OTHER MATTER; PROVIDED THAT NOTHING IN THIS SECTION 10.21 SHALL RESTRICT THE RIGHT OF EITHER PARTY

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TO EXERCISE ANY RIGHT TO TERMINATE THIS AGREEMENT PURSUANT TO ANY OTHER PROVISION IN THIS AGREEMENT.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Capacity Purchase Agreement to be duly executed and delivered as of the date and year first written above.

UNITED AIRLINES, INC.

By:	/s/ Gerry Laderman
Name: Gerry Laderman
Title: SVP of Finance, Procurement and Treasurer

AIR WISCONSIN AIRLINES LLC

By:	/s/ C. R. Deister
Name: Christine R. Deister
Title: President and CEO

Signature Page to

Capacity Purchase Agreement

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SCHEDULE 1

Covered Aircraft and Delivery Schedule

[***]

Schedule 1-1

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SCHEDULE 2

[Intentionally Omitted]

Schedule 2-1

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SCHEDULE 3

Compensation

A.	Base and Incentive Compensation.

1.

Base Compensation. United will pay to Contractor, in respect of the block hours, departures, and each month in the Term of Agreement, an amount calculated for each of the foregoing measurements and aggregated, as follows for each calendar month (collectively, the amounts payable under paragraphs (a) though (d) below, “Base Compensation”):

a.	the number of block hours set forth on the Final Monthly Schedule for such month, multiplied by the rate “for each actual block hour” as set forth in Appendix 1 hereto, multiplied by [***]%; plus

b.	the number of departures set forth on the Final Monthly Schedule for such month, multiplied by the rate “for each Scheduled Flight departure” set forth in Appendix 1 hereto, multiplied by [***]%; plus

c.	the weighted average number of Covered Aircraft for such month, multiplied by the rate “for each Covered Aircraft for each month in the term” as set forth in Appendix 1 hereto.

For purposes of this Paragraph 1, the weighted average number of Covered Aircraft during any month shall be calculated by determining, for each Covered Aircraft, the number of days during such month during which such aircraft was a Covered Aircraft, and then aggregating such number of days for all Covered Aircraft, and then dividing such aggregate number of days by the number of days in such month. An aircraft shall be included in the foregoing calculation only for the period beginning on the date such aircraft becomes a Covered Aircraft pursuant to Schedule 1 and ending on the date on which such aircraft is withdrawn from the capacity purchase provisions of this Agreement and is no longer a Covered Aircraft hereunder, unless otherwise agreed by United and Contractor or unless the Covered Aircraft is earlier removed from the capacity purchase provisions hereunder pursuant to Article VIII).

In addition to and separate from the amounts payable in respect of the foregoing clauses (a) through (c), United will include in Base Compensation an allocation for projected Pass Through Costs for the following items at the rates set forth on Appendix 3A, and as reconciled and further described in Paragraph B(7) below:

d.	for Pass Through Costs constituting payments for Aviation Insurance costs, aircraft property tax, or air navigation fees shall include the amount set forth for such Pass Through Costs on Appendix 3A.

Schedule 3-1

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The aggregate Base Compensation shall be invoiced as provided in Section 3.06(a).

2.

Incentive Compensation. With respect to each calendar month after expiration of the Ramp-Up Period, incentive compensation (“Incentive Compensation”) shall be calculated as specified in Appendix 4 to this Schedule 3 and as follows:

a.

On-Time Bonus/Rebate. The reconciliation for any calendar month shall include, as applicable, a bonus (represented by a payment by United to Contractor) or a rebate (represented by a payment by Contractor to United), in each case in respect of on-time performance, as determined pursuant to Appendix 4 to this Schedule 3.

b.

Customer Satisfaction Bonus/Rebate. The reconciliation for any calendar month shall include, as applicable, a bonus (represented by a payment by United to Contractor) or a rebate (represented by a payment by Contractor to United), in each case in respect of customer satisfaction performance, as determined pursuant to Appendix 4 to this Schedule 3.

The aggregate Incentive Compensation shall be invoiced as provided in Section 3.06(b).

3.

United-Directed Cancellations. If United, following delivery of a Final Monthly Schedule, directs the cancellation of flights (each, a “United Cancelled Flight”) and that flight cancellation is coded in United’s systems as a United initiated cancel, then [***]. Any Scheduled Flight canceled at United’s direction shall be coded in accordance with United’s standard practices as an Uncontrollable Cancellation. All payments will be based upon [***]. No payments will be made for Pass Through Costs on Appendix 3A of Schedule 3 with the statistical category of “departures”. The United directed cancellations will not affect payments relating to [***].

B.	Expenses and Reconciliation.

1.

Passenger and Cargo Revenue-Related Expenses. In consideration of the operation by Contractor of Scheduled Flights and its compliance with the other terms and conditions of this Agreement, the following expenses (collectively, “Passenger and Cargo Related Expenses”) shall be incurred directly by United:

a.

passenger and cargo revenue-related expenses, including but not limited to commissions, taxes and fees related to the transportation of passengers or cargo, food and beverage costs, charges for fare or tariff filings, sales and advertising costs, computer reservation system fees, credit card fees, interline fees, revenue taxes, GDS fees, airport collateral materials, reservation costs, revenue accounting costs, including costs associated with ticket sales reporting and unreported sales, MileagePlus participation

Schedule 3-2

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costs, beverage voucher coupons, and usage, maintenance and replacement costs related to equipment relevant to onboard sales and payment transaction processes;

b.	oversales, denied boarding amenities and travel certificates;

c.

interrupted trip costs (including hotel, meal and ground transportation vouchers), at a per passenger cost not unreasonably in excess of United’s per passenger cost for regional airline passengers (“Interrupted Trip Costs”), subject to Paragraph B(6) of Schedule 3.

d.

if United procures, or arranges for the procurement of, aircraft fuel and/or Fuel Services, glycol and/or de-icing services, as the case may be, pursuant to Section 4.16(a), and in consideration of Contractor’s compliance with its obligations under such Section 4.16, (I) the cost of such fuel and glycol procurement, including any administration fees, taxes or other charges of any fuel supplier or glycol supplier /or (II) charges for such Fuel Services and de-icing services, as applicable;

e.

in accordance with Section 4.15, rents and any associated expenses for Terminal Facilities used by Contractor for exclusive and/or common use at Applicable Airports, and for line maintenance, crew rooms and management offices at Hub Airports; provided that rents and any associated expenses for non-Hub Contractor flight operations facilities, including maintenance bases, training facilities, flight ops crew rooms, in-flight crew rooms, break rooms, management office space and corporate headquarters are Contractor expenses and shall be borne by Contractor; provided further that expenses for parking shall be borne by Contractor at both Hub Airports and non-Hub Airports;

f.	the costs or charges for Ground Handling Services;

g.	technology services related to all passenger services processes;

h.

TSA fees or charges and any other passenger security fees or charges for security, but without limiting the parties respective obligations relating to regulatory and other fines pursuant to Article VII; and

i.	with respect to each Applicable Airport, if such airport allows United’s payment thereof, landing fees at such airport, subject to Paragraph B(2) of Schedule 3.

2.	Landing Fees. United and Contractor acknowledge that, with respect to any Applicable Airport, United shall be ultimately responsible for the cost of landing fees pursuant to the following provisions:

Schedule 3-3

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a.	If such airport allows United’s payment of such landing fees, then United shall pay such landings fees on Contractor’s behalf as a directly-incurred expense pursuant to Paragraph B(1)(i); and.

b.

If such airport prohibits United’s payment of such landing fees, then Contractor shall pay such landings fees; provided that all costs actually incurred by Contractor for such payment of landing fees shall subsequently be reconciled pursuant to the final two sentences of Paragraph B(7)(a).

3.	Flight Reconciliation.

a.

With respect to Scheduled Flights, for any calendar month in which Contractor’s actual block hours flown exceeds the block hours invoiced pursuant to Paragraph A(1)(a) for such calendar month, then the reconciliation for such period shall include a payment by United to Contractor in an amount equal to the product of (i) the difference between the actual block hours flown for Scheduled Flights and such invoiced block hours, multiplied by (ii) the Base Compensation per block hour as set forth in Appendix 1 hereto.

b.

With respect to Scheduled Flights, for any calendar month for which the block hours invoiced pursuant to Paragraph A(1)(a) exceed Contractor’s actual block hours flown in such calendar month, then the reconciliation for such period shall include a payment by Contractor to United in an amount equal to the product of (i) the difference between such invoiced block hours and the actual block hours flown for Scheduled Flights, multiplied by (ii) the Base Compensation per block hour as set forth in Appendix 1 hereto.

c.

With respect to Scheduled Flights, for any calendar month in which Contractor’s actual departures exceed the scheduled departures invoiced pursuant to Paragraph A(1)(b) for such calendar month, then the reconciliation for such period shall include a payment by United to Contractor in an amount equal to the product of (i) the difference between the departures for Scheduled Flights and such invoiced departures, multiplied by (ii) the Base Compensation per Scheduled Flight departure as set forth in Appendix 1 hereto.

d.

With respect to Scheduled Flights, for any calendar month for which the scheduled departures invoiced pursuant to Paragraph A(1)(b) exceeds Contractor’s actual departures in such calendar month, then the reconciliation for such period shall include a payment by Contractor to United in an amount equal to the product of (i) the difference between such invoiced departures and the actual departures for Scheduled Flights,

Schedule 3-4

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multiplied by (ii) the Base Compensation per Scheduled Flight departure as set forth in Appendix 1 hereto.

4.	Flight Cancellation Reconciliation. Following the expiration of the Ramp-Up Period, the following provisions of this Paragraph 4 shall apply:

a.

With respect to Scheduled Flights in each calendar month, the actual number of Controllable Cancellations in such month shall be compared to both the Benchmark Controllable Cancellation Number (as defined below) and the United Controllable Cancellation Number (as defined below). With respect to any calendar month, for the purpose of this Paragraph 4, (i) “Benchmark Controllable Cancellation Number” means the product of (A) [***], and (B) the total number of actual Scheduled Flight departures in such calendar month; and (ii) “United Controllable Cancellation Number” means the product of (C) 1 minus the United Controllable Completion Fraction (as defined below) and (D) the total number of actual Scheduled Flight departures in such calendar month; and (iii) “United Controllable Completion Fraction” for a calendar year shall be United’s system-wide goal (expressed as a fraction) for United Express carrier operations during such year. Each December United will establish a goal for the rate of controllable flight completions in respect of the immediately succeeding calendar year, following which determination Contractor shall be notified by United of such goal promptly but in any event prior to the beginning of such calendar year.

b.	For any calendar month in which the United Controllable Cancellation Number is greater than or equal to the Benchmark Controllable Cancellation Number:

If the actual number of Controllable Cancellations is fewer than the Benchmark Controllable Cancellation Number, then the reconciliation for such period shall include a payment by United to Contractor in an amount equal to the product of (i) the Controllable Completion Factor Incentive Rate set forth on Appendix 2 multiplied by (ii) the excess of the Benchmark Controllable Cancellation Number over the actual number of Controllable Cancellations.

If the actual number of Controllable Cancellations is greater than or equal to the Benchmark Controllable Cancellation Number and fewer than or equal to the United Controllable Cancellation Number, then the reconciliation for such period shall not include any additional reconciliation pursuant to this Paragraph 4.

If the actual number of Controllable Cancellations is greater than the United Controllable Cancellation Number but less than or equal to

Schedule 3-5

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the product of (A) [***] minus the United Controllable Completion Fraction and (B) the total number of actual Scheduled Flight departures in such calendar month (the product of the foregoing (A) and (B), the “Grace Threshold Above United Controllable Cancellation Number”), then the reconciliation for such period shall include a payment by Contractor to United in an amount equal to the product of (C) the quotient obtained by dividing Controllable Completion Factor Incentive Rate set forth on Appendix 2 by [***], and (D) the excess of the actual Controllable Cancellations over the United Controllable Cancellation Number.

If the actual number of Controllable Cancellations is greater than the Grace Threshold Above United Controllable Cancellation Number, then the reconciliation for such period shall include a payment by Contractor to United in an amount equal to the product of (C) the Controllable Completion Factor Incentive Rate set forth on Appendix 2, and (D) the excess of the actual Controllable Cancellations over the United Controllable Cancellation Number.

c.	For any calendar month in which the United Controllable Cancellation Number is less than the Benchmark Controllable Cancellation Number:

If the actual number of Controllable Cancellations is fewer than the United Controllable Cancellation Number, then the reconciliation for such period shall include a payment by United to Contractor in an amount equal to the product of (i) the Controllable Completion Factor Incentive Rate as set forth in Appendix 2 multiplied by (ii) the excess of the United Controllable Cancellation Number over the number of actual Controllable Cancellations.

If the actual number of Controllable Cancellations is greater than or equal to the United Controllable Cancellation Number and fewer than or equal to the Benchmark Controllable Cancellation Number, then the reconciliation for such period shall not include any additional reconciliation pursuant to this Paragraph 4.

If the actual number of Controllable Cancellations is greater than the Benchmark Controllable Cancellation Number but less than or equal to the product of (A) [***] and (B) the total number of actual Scheduled Flight departures in such calendar month (the product of the foregoing (A) and (B), the “Grace Threshold Above Benchmark Controllable Cancellation Number”), then the reconciliation for such period shall include a payment by Contractor to United in an amount equal to the product of (C) the quotient obtained by dividing the Controllable Completion Factor Incentive Rate set forth on Appendix 2 by [***], and (D) the

Schedule 3-6

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excess of the actual Controllable Cancellations over the Benchmark Controllable Cancellation Number.

If the actual number of Controllable Cancellations is greater than the product of (A) [***] and (B) the total number of actual Scheduled Flight departures in such calendar month, then the reconciliation for such period shall include a payment by Contractor to United in an amount equal to the product of (C) the Controllable Completion Factor Incentive Rate set forth on Appendix 2, and (D) the excess of the actual Controllable Cancellations over the Benchmark Controllable Cancellation Number.

d.	[***].

e.

Contractor acknowledges and agrees that flight cancellation reconciliation is based on United’s performance goals and measured by United’s performance statistics that shall be added to this Agreement. The final methodology and measurement of the flight cancellation reconciliation is subject to consultation between the Parties. However, United at its discretion may adjust the target to be set forth in this Paragraph B(4) of Schedule 3, to be added to this Agreement not later than [***].

Example 1

Benchmark Controllable Cancellation Number

<= United Controllable Cancellation Number

A:	Total Number of Scheduled Flight Departures in such calendar month: 1,000

B:	Benchmark Controllable Cancellation Number ([***] * A): [***] * 1,000 = [***]

C:	United Controllable Completion Fraction: [***]

D:	United Controllable Cancellation Number: ((1- C) * A) = ((1-[***]) * 1000) = ([***] * 1000) = [***]

E:	Grace Threshold Above United Controllable Cancellation Number: ([***] – [***]) * 1000 = [***] * 1000 = [***]

Scenario 1: Actual number of Controllable Cancellations: [***]. This is less than the Benchmark Controllable Cancellation Number so United pays Contractor [***]

Scenario 2: Actual number of Controllable Cancellations: [***]. This is greater than the Benchmark Controllable Cancellation Number and less than the United Controllable Cancellation Number so no payment is made.

Schedule 3-7

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Scenario 3: Actual number of Controllable Cancellations: [***]. This is greater than the United Controllable Cancellation Number, but falls in the zone as set forth in Paragraph B(4)(b)(III), so Contractor pays United [***]

Scenario 4: Actual number of Controllable Cancellations: [***]. This is greater than the Grace Threshold Above United Controllable Cancellation Number so Contractor pays United [***]

Example 2

Benchmark Controllable Cancellation Number

> United Controllable Cancellation Number

A:	Total Number of Scheduled Flight Departures in such calendar month: 1,000

B:	Benchmark Controllable Cancellation Number: ([***] * A) = [***] * 1,000 = [***]

C:	United’s Controllable Completion Fraction: [***]

D:	United Controllable Cancellation Number: ((1- C) * A) = ((1-[***]) * 1000) = ([***] * 1000) = [***]

E:	Grace Threshold Above Benchmark Controllable Cancellation Number: ([***]) * 1000 = [***]

Scenario 1: Actual number of Controllable Cancellations: [***]. This is less than the United Controllable Cancellation Number so United pays Contractor [***]

Scenario 2: Actual number of Controllable Cancellations: [***]. This is greater than the United Controllable Cancellation Number and less than the Benchmark Controllable Cancellation Number so no payment is made.

Scenario 3: Actual number of Controllable Cancellations: [***]. This is greater than the Benchmark Controllable Cancellation Number, but falls in the zone as set forth in Paragraph B(4)(c)(III) above, so Contractor pays United [***].

Scenario 4: Actual number of Controllable Cancellations: [***]. This is greater than the Grace Threshold Above Benchmark Controllable Cancellation Number so Contractor pays United [***].

5.	Payment and Reimbursement of Aviation Insurance Premiums.

The cost of premiums for Aviation Insurance shall be paid and reimbursed as follows:

Schedule 3-8

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Type of Aviation Insurance	Payment and Reimbursement of Aviation Insurance Premium Costs
Contractor places its own Aviation Insurance:

Contractor pays all premiums (the “Total Paid Aviation Insurance Premium Amount”) to the insurance provider. United shall reimburse an estimated amount as Base Compensation pursuant to Paragraph A(1)(d) and Paragraph B(7)(b) of Schedule 3, and such reimbursement shall be reconciled pursuant to Paragraph B(7)(a) of Schedule 3 (including clause (iii) and the final two sentences of such section).

Jointly Marketed Aviation Insurance (pursuant to Section 6.05):

Contractor pays the Total Paid Aviation Insurance Premium Amount to the insurance provider. United shall reimburse an estimated amount as Base Compensation pursuant to Paragraph A(1)(d) and Paragraph B(7)(b) of Schedule 3, and such reimbursement shall be reconciled pursuant to Paragraph B(7)(a) of Schedule 3 (including clause (iii) and the final two sentences of such section).

Combined Placement Aviation Insurance (pursuant to Section 6.04):

If there has been no Contractor Major Loss during any of the previous two annual renewal periods, then United shall pay the combined placement premium.

If there has been a Contractor Major Loss during any of the previous two annual renewal periods, then United shall pay the combined placement premium, and Contractor shall pay to United an amount equal to the excess of the Premium Reimbursement Cap over an amount equal to the product of (A) the combined policy composite rates and (B) Contractor’s exposure units (such product, “Contractor’s Combined Placement Allocated Portion”), in each case in accordance with Paragraph B(7)(a)(iv) of Schedule 3.

6.

Interrupted Trip Costs. United and Contractor acknowledge that the responsibility for Interrupted Trip Costs shall be allocated between United and Contractor as follows: (x) United shall initially pay [***], and (y) Contractor shall be responsible, and United shall not be responsible, for [***]. Since United directly incurs [***] pursuant to the foregoing clause (x), United will charge Contractor for [***] as part of the monthly reconciliation provided in the last two sentences of Paragraph B(7)(a) below, up to a maximum amount of [***] in any calendar year (pro rated for any partial calendar year).

7.	Pass Through Costs.

a.

The following expenses incurred in connection with the operation of Scheduled Flights and calculated either pursuant to the statistical drivers and rates, in the case of Pass Through Costs set forth on Appendix 3A, or upon presentation of actual invoice, in the case of Pass Through Costs set

Schedule 3-9

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forth on Appendix 3B, as the case may be, shall be reconciled monthly (except as specifically set forth below) to actual costs:

(i) insurance broker fees (any reconciliation of this fee will be accounted for in reconciliation of insurance premiums);

(ii) aircraft property taxes (but excluding all other taxes including without limitation income, profits, withholding, employment, social security, disability, occupation, severance, excise ad valorem, sales, use franchise and personal property taxes) related to aircraft, spare parts and engines, which is reconciled annually;

(iii) if Contractor places its own Aviation Insurance or if Contractor enters into a jointly marketed Aviation Insurance placement pursuant to Section 6.05, the Total Paid Aviation Insurance Premium Amount; provided, that, with the exception of the initial rates for such insurance costs set forth on Appendix 5 to Schedule 3, United shall not pay to Contractor any amount in respect of the foregoing clause (iii) that is in excess of the Premium Reimbursement Cap;

(iv) if there has been a combined placement of Aviation Insurance pursuant to Section 6.04 and there has been no Contractor Major Loss during the prior annual renewal period, the combined placement premium;

(v) if there has been a combined placement of Aviation Insurance pursuant to Section 6.04 and there has been a Contractor Major Loss during any of the previous two annual renewal periods, an amount equal to the Combined Placement Allocated Portion pursuant to Paragraph B(5) of Schedule 3;

(vi) [intentionally omitted];

(vii) air navigation fees paid to NavCanada (or any Canadian successor thereto) and Servicios a la Navegación en el Espacio Aéreo Mexicano (SENEAM) (or any Mexican successor thereto), in each case in respect of the provision of Scheduled Flights;

(viii) the amount of TSA fees or charges and any other passenger security fees or charges for security;

(ix) if United shall not have procured fuel or glycol pursuant to Section 4.16(a), the cost of such fuel or glycol procurement, including any administration fees and other fuel or glycol reclamation fees and expenses of any fuel supplier, glycol supplier, de-icing or fuel related facility or airport that relates to fuel or de-icing or if United shall not have procured

Schedule 3-10

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Fuel Services or de-icing services for or on behalf of Contractor pursuant to Section 4.16(a), charges for Fuel Services or de-icing services;

(x) [intentionally omitted];

(xi) if applicable, a liquor management fee for procurement of alcoholic beverage products owned by contractor and boarded and/or unloaded in Virginia per Exhibit I;

(xii) Contractor’s directly incurred costs due to a staged overnight pursuant to Paragraph 4 of Exhibit P;

(xiii) [intentionally omitted];

(xiv) [intentionally omitted];

(xv) [intentionally omitted]; and

(xvi) [intentionally omitted] (collectively, the “Pass Through Costs”).

The parties acknowledge that the Base Compensation includes allocations of the Pass Through Costs as set forth in Appendix 3A and with respect to certain Pass Through Costs, as further provided in Paragraph B(7)(b) below. If in any month the sum of (A) the amount of Pass Through Costs actually incurred by Contractor and (B) any amounts paid by Contractor pursuant to Paragraph B(2)(b) exceeds the sum of (C) the amount of allocated Pass Through Costs included in the Base Compensation in accordance with Paragraph A(1)(d), Appendix 3A and as further provided in Paragraph B(7)(b) below for such month and (D) the amount of Interrupted Trip Costs paid by United relating to Controllable Cancellations and Controllable Delays, then United shall pay to Contractor an amount equal to such difference. If in any month the sum of (I) the amount of allocated Pass Through Costs included in the Base Compensation in accordance with Paragraph A(1)(e), Appendix 3A and as further provided in Paragraph B(7)(b) below for such month, and (II) the amount of Interrupted Trip Costs paid by United relating to Controllable Cancellations and Controllable Delays exceeds the sum of (III) the amount of Pass Through Costs actually incurred by Contractor and (IV) any amounts paid by Contractor pursuant to Paragraph B(2)(b), then Contractor shall pay to United an amount equal to such difference.

b.	The allocations included in Base Compensation for Pass Through Costs of the type set forth in Paragraph A(1)(d), as applicable, for any particular month shall be calculated as provided below:

  The total amount of Aviation Insurance referred to in Paragraph A(1)(d) shall be calculated as a sum of all of the products obtained by

Schedule 3-11

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vutilizing the following calculation in respect of each rate of insurance set forth on Appendix 3A: the product of (1) the applicable insurance rate set forth on Appendix 3A multiplied by (2) the applicable statistical driver for such month as set forth on Appendix 3A.

  The amount of Canada and Mexico air navigation fees referred to in clause (vii) of Paragraph B(7)(a) included in the Base Compensation for any particular month will be equal to the aggregate sum of the following products: (1) the Canadian and Mexican air navigation rates set forth in Appendix 3A, multiplied by (2) the number of scheduled departures in Canada and Mexico set forth in the Final Monthly Schedule, multiplied by (3) [***].

  The amount of aircraft property taxes referred to in clause (ii) of Paragraph B(7)(a) included in the Base Compensation for any particular month will be equal to the product of (1) the rate set forth on Appendix 3A multiplied by (2) the number of Covered Aircraft per month.

c.	Pass Through Costs will be passed through to United without any markup and will be reconciled as part of the normal monthly reconciliation of Pass Through Costs.

8.

No Reconciliation for Fines, Etc. Notwithstanding anything to the contrary contained in this Paragraph B, United shall not be required to incur any cost or make any reconciliation payment pursuant to this Paragraph B to the extent that such cost or reconciliation payment is attributable to any costs, expenses or losses (including fines, penalties and any costs and expenses associated with any related investigation or defense) incurred by Contractor as a result of any violation by Contractor of any law, statute, judgment, decree, order, rule or regulation of any governmental or airport authority; provided, however, that United shall incur or reconcile costs based on any violation by a third party that is attributed to Contractor as the air carrier, unless such third party is an employee, agent or contractor of Contractor that was not appointed or directed by United.

9.	[***].

Schedule 3 Appendices

Appendix 1	Base Compensation Rates
Appendix 2	Benchmark Rates
Appendix 3A	Calculation of Certain Pass Through Costs
Appendix 3B	Other Pass Through Costs
Appendix 4	Incentive Bonuses/Rebate
Appendix 5	Insurance Rates
Appendix 6	Payments for Scheduled Flight Cancellations Directed by United

Schedule 3-12

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Appendix 1 to Schedule 3

Base Compensation Rates

Cost Category	2017		2018		2019		2020		2021		2022		2023		2024		2025		2026

[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]

[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]

[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]

Revenue Block Hour		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]

[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]

[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]

[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]

Revenue Departure		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]

[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]

[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]

[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]

[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]

[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]

[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]

[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]

Per Aircraft per Day		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]		[***]

First Month Covered Aircraft Term

$    [***]

Schedule 3 - Appendix 1-1

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Appendix 2 to Schedule 3

Controllable Completion Factor Incentives

“Controllable Completion Factor Incentive Rate” shall be [***].

Schedule 3 - Appendix 2-1

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Appendix 3A to Schedule 3

Calculation of Certain Pass Through Costs

Pass Through Cost	Schedule 3 Reference	Statistical Driver	Rate*

Aircraft Property Tax	Sched3.B.7(a)(ii)	Per Covered Aircraft Per Month	$(1)**

Hull Insurance	Sched3.B.7(a)(iii)	Per Covered Aircraft Per Day	$(1)**

Passenger Liability	Sched3.B.7(a)(iii)	Per Forecasted Passenger	$(1)**

Passenger Liability	Sched3.B.7(a)(iii)	Per Departure	$(1)**

Passenger Liability	Sched3.B.7(a)(iii)	Per 1000 RPMs	$(2)**

Hull and Passenger Liability Insurance Broker Fee	Sched3.B.7(a)(i)	Per Month	$(1)**

War Risk Insurance	Sched3.B.7(a)(iii)	Per 1000 RPMs	$(2)**

War Risk Insurance	Sched3.B.7(a)(iii)	Per Forecasted Passenger	$(1)**

War Risk Insurance	Sched3.B.7(a)(iii)	Per Departure	$(2)**

War Risk Insurance	Sched3.B.7(a)(iii)	Per Covered Aircraft Per Day	$(1)**

Canadian and Mexican Air Navigation	Sched3.B.7(a)(vii)	Per Departure	(3)**

*	The Appendix 3A Rates shall be adjusted from time to time with the mutual agreement of the parties (each party acting reasonably) to reflect the actual rates charged to Contractor.

**	United and Contractor to cooperate in good faith to determine appropriate rates.

(1)	The Parties agree that Contractor will update the rates table on or before March 31, 2017 to reflect the rates in Contractor’s insurance policies existing as of the Effective Date.

(2)	Not applicable under Contractor’s insurance policies existing as of the Effective Date.

(3)	Air navigation fees to be determined based on estimated schedule.

Schedule 3 - Appendix 3A-1

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Appendix 3B to Schedule 3

Other Pass Through Costs

Pass Through Cost	Schedule 3 Reference
Crew Overnights	Sched3.B.7(a)(xii)

Charges for fuel or Fuel Services pursuant to Section 4.16*

Charges for Glycol or de-icing services pursuant to Section 4.16*

TSA fees or charges and any other passenger security fees or charges for security

Liquor management fee for alcoholic beverage product owned by contractor

Sched3.B.7(a)(ix) Sched3.B.7(a)(ix) Sched3.B.7(a)(vii) Sched3.B.7(a)(xi)
Insurance broker fees	Sched3.B.7(a)(i)

Schedule 3 - Appendix 3B-1

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Appendix 4 to Schedule 3

Incentive Bonuses/Rebates

United and Contractor have developed a monthly incentive payment program (the “Incentive Program”) under which Contractor shall have incentive bonus or rebate payments as more fully set forth below:

Under the Incentive Program, operating performance goals (the “Operating Goals”) for Contractor’s operation of Scheduled Flights shall be set with respect to the following measurements (each, an “Operating Performance Measure”): (i) On-Time Departure Rate, and (ii) Customer Satisfaction Score.

Each initial Operating Goal, effective through and including the next succeeding December 31, will be established on the Commencement Date and shall be reestablished for each succeeding calendar year, using the methodology set forth below.

The methodology set forth below shall be used to determine the Operating Goal relating to such Operating Performance Measure for each month in such calendar year (or any portion thereof, as the case may be).

Contractor’s Operating Goal relating to On-Time Departure Rate (the “On-Time Zero Operating Goal”) for a calendar year shall be equal to United’s system-wide operating goal for On-Time Departure Rate for its domestic mainline operations for such year, (x) adjusted upwards or downwards by [***]* percentage points, (y) further adjusted for regional differences by multiplying such number by a quotient, the numerator of which is the weighted average of each separate On-Time Departure Rate for the prior calendar year for United’s domestic mainline operations at each Hub Airport from which Contractor operates Scheduled Flights, weighted by the number of Scheduled Flight departures from each such Hub Airport, and the denominator of which is United’s aggregate On-Time Departure Rate for its domestic mainline operations for such prior calendar year, and (z) further adjusted by the Seasonality Adjustment Factor, if applicable, as provided below.

[***].

Contractor’s Operating Goal relating to Customer Satisfaction Score (the “Customer Satisfaction Operating Goal”) for a calendar year shall be equal to the customer satisfaction operating goal for United’s domestic mainline operations (set by United for the current calendar year), (x) adjusted upwards or downwards by [***]* percentage points and (y) further adjusted for regional differences by multiplying such number by a quotient, the numerator of which is the weighted average of each separate Customer Satisfaction Score for the prior calendar year of United’s domestic mainline operations at each Hub Airport from which Contractor operates Scheduled Flights, weighted by the number of Scheduled Flight departures from each such Hub Airport, and the denominator of which is United’s aggregate Customer Satisfaction Score for its domestic mainline operations for such prior calendar year.

Schedule 3 - Appendix 4-1

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Setting All Performance Levels. Immediately following the periodic establishment of the Operating Goals, constituting the low end of “B” Performance Level, and using the Grade Widths, the level of performance corresponding to each of the “A,” “B,” “C”, “D” Performance Levels will be computed, provided that the “A” Performance Level shall extend to 100, the “D” Performance Level shall extend to [***] for the On-Time Zero Operating Goal and the Customer Satisfaction Operating Goal. For example, if the On-Time Zero Operating Goal for a measurement period is determined to be [***], such number shall be the lowest end of the “B” Performance Level. Applying the methodology, in the Grade Width table referenced above, the bottom of the “A” Performance Level would be [***]. Furthermore, the bottom of the “C” Performance Level would be [***]. Based on these numbers and the Grade Widths, and before application of any Seasonality Adjustment Factors, the range of the Performance Levels would be as follows:

“A” Performance Level = [***]
“B” Performance Level = [***]
“C” Performance Level = [***]
“D” Performance Level = [***]

As a second example pertaining to the Customer Satisfaction Operating Goal, if the Customer Satisfaction Operating Goal for a measurement period is determined to be [***], based on the Grade Width table referenced above, the range of the Performance Levels would be as follows:

“A” Performance Level = [***]
“B” Performance Level = [***]
“C” Performance Level = [***]
“D” Performance Level = [***]

Markup. Following the determination of each Contractor Grade for each month, any applicable bonus or rebate amount calculated per Covered Aircraft, as the case may be, shall be determined pursuant to Schedule 3, and such bonus or rebate amount shall be applied to Contractor’s net payment as part of the reconciliation process set forth in Section 3.06 (any such payment owed to Contractor by United or owed to United by Contractor associated with such bonus or rebate amount, an “Incentive Markup Payment”).

Schedule 3 - Ap\pendix 4-2

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Bonus/Rebate Amounts and Performance Grade Widths

Performance Metric	A	B	C	D
On-Time Departure Rate (“On-Time Zero”)	[***]	[***]	[***]	[***]
Customer Satisfaction	[***]	[***]	[***]	[***]

Performance Grade Widths

Performance Metric	Bottom of A	Bottom of B*	Bottom of C	D
On-Time Departure Rate (“On-Time Zero”)	X + [***]	X	X – [***]	Anything Below C
Customer Satisfaction	Z + [***]	Z	Z – [***]	Anything Below C

*Contractor acknowledges and agrees that incentive / rebate compensation based on United’s performance goals and measured by United’s performance statistics shall be added to this Agreement. The final methodology and measurement of the incentive compensation is subject to further discussion. United at its discretion will set the goal to be set forth in this Appendix 4 to Schedule 3, to be added to this Agreement not later than [***]. Specific categories of performance to be included in the incentive / rebate program are expected to include but not limited to On-Time and Customer Satisfaction.

Schedule 3 - Appendix 4-3

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Appendix 5 to Schedule 3

Insurance Rates*

Insurance Type	Rate	Driver Units
Hull Insurance	$(1)	per [***] value
Liability Insurance	$(1)	per allocation, based on the liability rating factor used by the insurance underwriter(s), per passenger
Liability Insurance	$(1)	per allocation, based on the liability rating factor used by the insurance underwriter(s), per departure
Liability Insurance	$(2)	per allocation, based on the liability rating factor used by the insurance underwriter(s), per 1000 RPMs
War Risk Insurance	$(1)	per allocation, based on the liability rating factor used by the insurance underwriter(s), per passenger
War Risk Insurance	$(2)	per allocation, based on the liability rating factor used by the insurance underwriter(s), per departure
War Risk Insurance	$(2)	per allocation, based on the liability rating factor used by the insurance underwriter(s), per 1000 RPMs
War Risk Insurance	$(1)	per allocation, based on the liability rating factor used by the insurance underwriter(s), per Covered Aircraft Per Day
War Risk Insurance	$(1)	per [***] value

*	United and Contractor to cooperate in good faith to determine appropriate statistical drivers.

*	The Appendix 5 Rates shall be adjusted from time to time with the mutual agreement of the parties (each party acting reasonably) to reflect the actual rates charged to Contractor.

(1)	The Parties agree that Contractor will update the rates table on or before March 31, 2017 to reflect the rates in Contractor’s insurance policies existing as of the Effective Date.

(2)	Not applicable under Contractor’s insurance policies existing as of the Effective Date.

Schedule 3 - Appendix 5-1

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Appendix 6 to Schedule 3

Payments for Scheduled Flight Cancellations Directed by United

Payment Category	Rate
per block hour	[***] of the sum of the rates “for each scheduled block hour” set forth on Appendix 1 to Schedule 3
per departure	[***] of the rate “for each Scheduled Flight departure” set forth on Appendix 1 to Schedule 3

Schedule 3 - Appendix 6-1

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EXHIBIT A

Definitions

“AAA” – is defined in Section 10.08(a).

“Actual In-Service Date” – means, with respect to any specific Covered Aircraft, the date on which such aircraft first enters service under this Agreement, it being understood that the Actual In-Service Date with respect to any such aircraft may differ from the anticipated “Scheduled In-Service Date” set forth on Schedule 1 for such aircraft.

“Agreement” – is defined in the preamble.

“Aircraft Transfer” – is defined in note (l) of Schedule 1.

“Aircraft Livery and Configuration Start-up Costs” – is defined in Section 3.02(b)(ii).

“Ancillary Agreements” – means each of the other agreements entered into by United and Contractor pursuant hereto, together with all amendments, exhibits, schedules and annexes thereto.

“Applicable Airport” – means any airport into or from which Scheduled Flights are scheduled to arrive or depart or to which a Scheduled Flight is diverted.

“Available Covered Aircraft” means a Covered Aircraft available to schedule for revenue service pursuant to Section 2.01.

“Aviation Insurance” – means any airline hull, war risk, or passenger liability insurance.

“AWAC” – is defined in Section 10.19.

“Base Compensation” – is defined in Paragraph A(1) of Schedule 3.

“Base Compensation Rates” – is defined in Section 3.02(a).

“Benchmark Controllable Cancellation Number” – is defined in Paragraph B(4)(a) of Schedule 3.

“Business Day” – means each Monday, Tuesday, Wednesday, Thursday and Friday unless such day shall be a day when financial institutions in Chicago, Illinois are authorized by law to close.

“Cash Threshold Amount” – means the greater of (i) [***] of Contractor’s gross revenue for the previous twelve (12) months and (ii) [***].

“Change of Control” – means:

(i)    a transaction as a result of which Contractor and a Major Carrier (other than United) are legally combined;

Exhibit A-1

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(ii)    a transaction as a result of which Contractor acquires, directly or indirectly, beneficial ownership of [***]% or more of the capital stock or voting power of a Major Carrier (other than United and its successors and any Subsidiary thereof);

(iii)    the direct or indirect acquisition by a Major Carrier (other than United) or any Person directly or indirectly controlling a Major Carrier of beneficial ownership of [***]% or more of the capital stock or voting power of Contractor;

(iv)    the direct or indirect acquisition by any “person” or “group” (as such terms are used in Section 13(d) of the Securities Exchange Act of 1934) not described in clause (iii) above, of beneficial ownership of more than [***]% of the capital stock or voting power of Contractor, other than (A) United or its Subsidiaries or (B) any “person” or “group” that is a Person who has a Schedule 13D on file with the Securities and Exchange Commission pursuant to the requirements of Rule 13d-l under the Securities Exchange Act of 1934 (the “Exchange Act”) with respect to its holdings of Contractor’s voting securities (a “13D Person”), so long as (1) such 13D Person is principally engaged in the business of managing investment funds for unaffiliated securities investors and, as part of such 13D Person’s duties as agent for fully managed accounts, holds or exercises voting or dispositive power over Contractor’s voting securities, (2) such 13D Person acquires and continues to have beneficial ownership of Contractor’s voting securities pursuant to trading activities undertaken in the ordinary course of such 13D Person’s business and not with the purpose nor the effect, either alone or in concert with any 13D Person, of exercising the power to direct or cause the direction of the management and policies of Contractor or of otherwise changing or influencing the control of Contractor, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) of the Exchange Act and (3) such 13D Person is not obligated to, and does not, file a Schedule 13D with respect to the securities of Contractor; provided, that a “Change of Control” shall not occur pursuant to this clause (iv) (x)if such “person” or “group” reduces its ownership of the capital stock or voting power of Contractor, as the case may be, to less than [***]% within thirty (30) days of the acquisition of ownership of at least [***]% of such capital stock or voting power or (y) such “person” or “group” holds less of the capital stock or voting power of the Contractor as do those individuals, in the aggregate, who hold such capital stock or voting power as of the Effective Date;

(v)    the liquidation or dissolution of Contractor in connection with which Contractor ceases operations as an air carrier;

(vi)    the sale, transfer or other disposition of all or substantially all of the airline assets of Contractor on a consolidated basis directly or indirectly to a Major Carrier (other than United) or its affiliate, whether in a single transaction or a series of related transactions;

(vii)    the direct or indirect acquisition, whether in a single transaction or a series of related transactions, by Contractor of airline assets and associated employees, which airline assets on a stand-alone basis would have pro forma annual passenger revenues for

Exhibit A-2

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the most recently completed four fiscal quarters for which financial statements can be reasonably prepared in excess of the Revenue Threshold;

(viii)    incumbent Directors (meaning in each case, members of the applicable Board of Directors who (a) were members of the Board of Directors of Contractor as of the date hereof or (b) became a director subsequent to the date hereof, whose appointment to fill a vacancy or to fill a new position on the applicable Board of Directors or whose nomination for election by the shareholders of Contractor was approved by a vote of at least a majority of the directors then comprising the Incumbent Directors) cease for any reason to constitute at least a majority of the Board of Directors of Contractor; or

(ix)    the execution by Contractor of bona fide definitive agreements, the consummation of the transactions contemplated by which would result in a transaction described in the immediately preceding clauses.

“Claim” – is defined in Section 10.08(a).

“Contractor” – is defined in the preamble.

“Contractor’s Combined Placement Allocated Portion” – is defined in Paragraph B(5) of Schedule 3.

“Contractor Marks” – is defined in Exhibit H.

“Contractor Services” – means (i) Regional Airline Services and (ii) any other services or activities in connection with or in furtherance of the services provided by Contractor pursuant to this Agreement or any Ancillary Agreement.

“Controllable Completion Factor” – means, for any period of determination, the number of actual departures completed divided by the number of scheduled departures, excluding Uncontrollable Cancellations.

“Controllable Completion Factor Incentive Rate” – is defined in Appendix 2 to Schedule 3.

“Controllable Cancellation” – means a cancellation of a Scheduled Flight that is not an Uncontrollable Cancellation.

“Controllable Delay” – means a delay other than an Uncontrollable Delay.

“Covered Aircraft” – means each aircraft listed on Schedule 1, from the date such aircraft becomes a Covered Aircraft pursuant to Schedule 1 through the date such aircraft is removed from the capacity purchase provisions of this Agreement; Schedule 1 shall be adjusted from time to time by the parties to reflect the addition and removal of Covered Aircraft as provided pursuant to this Agreement.

“Covered Aircraft Term”- is defined in Section 8.01

Exhibit A-3

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“Covered Aircraft Start-Up Schedule” – is defined in Section 2.01(d).

“CPI” – means (i) the Consumer Price Index for All Urban Consumers – U.S. City Average, All Items, Not Seasonally Adjusted Base Period: 1982-84 = 100, as published by the Bureau of Labor Statistics, United States Department of Labor, or (at any time when the Bureau of Labor Statistics is no longer publishing such Index) as published by any other agency or instrumentality of the United States of America, or (ii) at any time after the index described in clause (i) shall have been discontinued, any reasonably comparable replacement index or other computation published by the Bureau of Labor Statistics or any other agency or instrumentality of the United States of America. If any such index shall be revised in any material respect (such as to change the base year used for computation purposes), then all relevant determinations under this Agreement shall be made in accordance with the relevant conversion factor or other formula published by the Bureau of Labor Statistics or any other agency or instrumentality of the United States of America, or (if no such conversion factor or other formula shall have been so published) in accordance with the relevant conversion factor or other formula published for that purpose by any nationally recognized publisher of such statistical information.

“Crew Pairing Schedule” – is defined in Section 2.01(b)(i).

“DOT” – means the United States Department of Transportation.

“Drinking Water Requirements” – is defined in Section 4.14(i).

“Effective Date” – is defined in the preamble.

“Environmental Laws” means all applicable federal, state, local and foreign laws and regulations, guidance documents and policy statements of the Environmental Protection Agency, Centers for Disease Control, the Occupational Health and Safety Administration, the Department of Transportation, and the Federal Aviation Administration, and any other governmental agency or authority as well as any airport rules or any other applicable federal, state, local and foreign regulations, policies, or lease requirements relating to the prevention of pollution, protection of the environment or public and occupational health and safety, or remediation of environmental contamination, including, without limitation, laws, regulations and rules relating to emissions to the air, discharges to surface and subsurface soil and waters, regulation of potable or drinking water, the use, storage, release, disposal, transport or handling of Hazardous Materials, protection of endangered species, and aircraft noise, vibration, exhaust and over flight.

“FAA” – means the United States Federal Aviation Administration.

“Final Monthly Schedule” – means the final schedule of Scheduled Flights for the next calendar month delivered by United to Contractor pursuant to Section 2.01(b).

“Forecasted Passengers” – means, for any month, the forecasted Revenue Onboards derived from the Final Monthly Schedule for the previous month.

“Fuel Services” – means the act of putting fuel product into an aircraft and taking fuel product out of an aircraft, and any other incidental tasks as are customarily required from time to time in

Exhibit A-4

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connection therewith; provided that the cost of aircraft fuel shall not be included as a cost of Fuel Services; provided further that the movement of fuel into or out of an aircraft in the course of base or heavy maintenance activities will not be considered Fuel Services.

“GAAP” – means U.S. generally accepted accounting principles.

“Grace Threshold Above Benchmark Controllable Cancellation Number” is defined in Paragraph B(4)(c)(III) of Schedule 3.

“Grace Threshold Above United Controllable Cancellation Number” is defined in Paragraph B(4)(b)(III) of Schedule 3.

“Ground Handling Services” – means the ground handling services performed in connection with regional and/or mainline airline services and as determined by United or United’s designee in United’s, or United’s designee’s, sole option and discretion, which services will typically (but not necessarily) include without limitation the following: (i) gate check-in activities, (ii) passenger enplaning/deplaning activities, (iii) sky cap and wheelchair services, (iv) aircraft loading/unloading services, (v) passenger ticketing, (vi) jetbridge maintenance, (vii) janitorial services, (viii) deicing and glycol services, (ix) pushback, (x) airstarts, (xi) aircraft overnight cleaning, including lavatory service and water service, and (xii) provision and management of aircraft ballast.

“Hazardous Materials” – means any substances, whether solid, liquid or gaseous, which are listed and/or regulated as hazardous, toxic, or similar terminology under any Environmental Laws or which otherwise cause or pose threat or hazard to human health, safety or the environment, including, but not limited to, petroleum and petroleum products.

“Hub Airport” – means, as of any date of determination, (i) each of [***], and (ii) any other airport at which United and its subsidiaries, together with all other operators operating under United’s livery or a derivative thereof, operate an average of at least [***] Scheduled Flights per day at such airport during the [***] day period immediately prior to such date of determination.

“Humanitarian Response Efforts” – is defined in Section 4.05.

“IATA” – is defined in Section 4.06.

“Identification” – means the United Marks, the aircraft livery set forth on Exhibit G, the United flight code and other trade names, trademarks, service marks, graphics, logos, employee uniform designs, distinctive color schemes and other identification selected by United in its sole discretion for the Regional Airline Services to be provided by Contractor, whether or not such identification is copyrightable or otherwise protected or protectable under federal law.

“Incentive Compensation” – is defined in Paragraph A(2) of Schedule 3.

“Incentive Program Costs” – means the out-of-pocket costs or expenses arising directly from the implementation of any incentive program implemented pursuant to Section 4.12, excluding overhead and general operating expenses, including, without limitation, salaries.

Exhibit A-5

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

“Indemnified Party” – is defined in Section 7.03.

“Indemnifying Party” – is defined in Section 7.03.

“Indemnity Notice” – is defined in Section 7.03.

“Interrupted Trip Costs” – is defined in Paragraph B(1)(c) of Schedule 3.

“Invoiced Amount” – is defined in Section 3.06.

“IOSA” – is defined in Section 4.06.

“Labor Strike” – means a labor dispute, as such term is defined in 29 U.S.C. Section 113(c) involving Contractor and some or all of its employees, which dispute results in a union-authorized strike occurring after the National Mediation Board has released the Contractor and such employees to self-help and the thirty (30) day “cooling-off” period relating thereto shall have expired.

“Major Carrier” – means an air carrier (other than United and its successors and any Subsidiary thereof), the consolidated annual revenues of which for the most recently completed fiscal year for which audited financial statements are available are in excess of the Revenue Threshold as of the date of determination (or the US dollar equivalent thereof).

“Major Loss” – means an aviation-related (but excluding any ground handling related) accident or incident that results in the combined policy insurance providers establishing an incurred loss amount greater than the aggregate combined base premium amount for the year in which such accident or incident occurs.

“Offer Notice” – is defined in note (l) of Schedule 1.

“On-Time Departure” – means a Scheduled Flight other than a Charter Flight departing within zero minutes of the scheduled departure time.

“Permitted Actions” – is defined in Section 4.13(a).

“Panel” – is defined in Section 10.08.

“Parent” – means Harbor Diversified, Inc.

“Parent Guarantee” – is defined in Section 10.19.

“Pass Through Costs” – is defined in Paragraph B(7)(a) of Schedule 3.

“Passenger and Cargo Revenue-Related Expenses” – is defined in Paragraph B(1) of Schedule 3.

“Person” – means an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization, or any other form of business or professional entity.

Exhibit A-6

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

“Personal Information” – means any information that identifies a natural person, including without limitation United customer data and personal information that is provided by United or collected or learned by Contractor, employment records, medical and health records, personal financial records.

“Pilot Career Path Program” – means the program described in Exhibit S.

“Premium Reimbursement Cap” – means, with respect to any insurance premium, an amount equal to [***] of the highest premium rate of any participant in the joint insurance program (or if there is no joint program, then [***] of the highest premium rate of United or any other United Express carrier the insurance premium of which is reimbursed by United) multiplied by Contractor’s relevant exposure (taking into account applicable statistics regarding the number of aircraft, the number of passengers and revenue seat miles).

“Prior Commitments” – is defined in the recitals.

“Protected Information” means the terms of this Agreement or any of the Ancillary Agreements, any non-public data provided by one party to the other that by its nature is sensitive or would otherwise be considered confidential and proprietary to the disclosing party, provided that the existence of the Agreement or Ancillary Agreements or the general nature and structure thereof, including the Term of Agreement, the number of Covered Aircraft, the existence of the Career Path Program and the general terms and eligibility requirements thereof are not Protected Information. Protected Information includes, but is not limited to, Personal Information and classified government information.

“Ramp-Up Period” means the period commencing on the first Actual In-Service Date of a Covered Aircraft pursuant to this Agreement and ending [***].

“Reasonable Operating Constraints” – means the requirements set forth on Exhibit P.

“Regional Airline Services” – means the provisioning by Contractor to United of Scheduled Flights and related ferrying flights for repositioning or maintenance using the Covered Aircraft in accordance with this Agreement.

“Revenue Onboard” – means one revenue-generating passenger on one flight segment, regardless of whether such flight segment is all or part of such passenger’s entire one-way flight itinerary.

“Revenue Threshold” – means [***], as such amount may be increased based on the amount by which, for any date of determination, the most recently published CPI has increased to such date above the CPI for calendar year 2017. For purposes hereof, the CPI for calendar year 2017 is the monthly average of the CPI for the twelve months ending on December 31, 2016.

“Scheduled ASMs” – means, for any period of calculation, the available seat miles for all Scheduled Flights during such period of calculation.

Exhibit A-7

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

“Scheduled Flight” – means scheduled flights and United Directed Charter Flights operated using the Covered Aircraft, together with related ferrying flights for repositioning, or flights otherwise made at United’s request, but excluding ferry and test flights related to maintenance.

“Spare Aircraft” – means any Covered Aircraft that is designated by Contractor as spare aircraft pursuant to Section 2.01(e), which may be used by Contractor to replace another aircraft in the operation of a Scheduled Flight that otherwise would be cancelled or as otherwise provided in Section 2.01(e).

“Start-Up Costs” – is defined in Section 3.02(b).

“Start-Up Aircraft Expense” – is defined in Section 3.02(b)(i).

“Start-Up Employee Expense” – is defined in Section 3.02(b)(i).

“Subsidiary” – means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any partnership, association, joint venture, limited liability company, joint stock company or any other form of business or professional entity, in which such Person directly or indirectly through Subsidiaries has more than 50% equity interest at any time.

“System Flight Disruption” – means, following the Ramp-Up Period, the failure by Contractor to complete at least [***] of the aggregate Scheduled ASMs in any [***] consecutive calendar months, or at least [***] of the aggregate Scheduled ASMs in any consecutive [***] day period, in each case excluding the effect of Uncontrollable Cancellations; provided, that if the average number of Block Hours flown per Covered Aircraft during such period is more than the average number of Block Hours flown per Covered Aircraft during the three consecutive calendar months immediately preceding the period first measured, then the calculation for purposes of this definition shall disregard that number of Scheduled ASMs for such period as is necessary to reduce the average number of Block Hours flown per Covered Aircraft during such period to the average number of Block Hours flown per Covered Aircraft during prior three consecutive calendar month period; provided further, that a System Flight Disruption shall be deemed to continue until the next occurrence of a single calendar month in which Contractor completes at least [***] of the aggregate Scheduled ASMs; and provided further, that completions and cancellations of Scheduled Flights on any day during which a Labor Strike is continuing shall not be taken into account in the foregoing calculations.

“Term of Agreement” – is defined in Section 8.01.

“Terminal Facilities” – means all airport terminal facilities that are directly related to passenger operations, including gates, jet bridges, hold rooms, and ticket counters, as applicable, that are leased, subleased or otherwise retained or used by a party at an Applicable Airport.

Exhibit A-8

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

“Termination Date” – means the date of early termination of this Agreement, as provided in a notice delivered from one party to the other party pursuant to Section 8.02, or, if no such early termination shall have occurred, the date of the end of the Term of Agreement.

“Termination Event” means any of the following events:

(i) the occurrence of a Change of Control,

(ii) the suspension for [***] consecutive days or longer or the revocation of Contractor’s authority to operate as a scheduled airline,

(iii) [***],

(iv) [***],

(v) a Controllable Completion Factor of [***] or below for each of any [***] consecutive calendar months following the Ramp-Up Period,

(vi) an On-Time Departure Rate of [***] or below for each of any [***] consecutive calendar months following the Ramp-Up Period,

(vii) the occurrence of a willful or intentional material breach of this Agreement by Contractor that substantially deprives United of the benefits of this Agreement, which breach shall have continued for [***] days after notice thereof is delivered by United to Contractor,

(viii) the occurrence of a System Flight Disruption,

(ix) [***],

(x) a material breach by Parent of the Parent Guarantee, subject to any cure period specified in the Parent Guarantee.

“Total Paid Aviation Insurance Premium Amount” – is defined in Paragraph B(5) of Schedule 3.

“Transfer” – is defined in Section 4.15 (b)(iv).

“TSA” – means the United States Transportation Security Administration.

“Uncontrollable Cancellation” – means a cancellation of a Scheduled Flight that is due to weather, air traffic control, or circumstances described in Paragraphs B(4)(d) or A(3) of Schedule 3, in each case as coded on Contractor’s operations reports in accordance with United’s standard coding policies and consistent with Contractor’s past practices under this Agreement, or as provided in Section 2.01(e). [***].

Exhibit A-9

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

“Uncontrollable Delay” – means a delay of a Scheduled Flight for any reason that, if it resulted in the cancellation of such flight, would constitute an Uncontrollable Cancellation, or as provided in Section 2.01(e).

“United” – is defined in the preamble.

“United Cancelled Flight” – is defined in Paragraph A(3) of Schedule 3.

“United Controllable Completion Fraction” – is defined in Paragraph B(4) of Schedule 3.

“United Directed Charter Flights” – is defined in Section 2.01(c).

“United Maintenance” – is defined in Section 10.18.

“United Marks” – is defined in Exhibit G.

“United’s Parent” – means United Continental Holdings, Inc..

“Wind-Down Period” – means, as the context may require, (i) with respect to any specific Covered Aircraft, the period after the Termination Date and until the time when such Covered Aircraft has been withdrawn from the capacity purchase provisions of this Agreement, and (ii) with respect to the Agreement as a whole, the period after the Termination Date and until the time when the last Covered Aircraft has been withdrawn from the capacity purchase provisions of this Agreement.

“Wind-Down Schedule” – means the schedule, determined as provided in Article VIII of this Agreement, for Covered Aircraft to be withdrawn from the capacity purchase provisions of this Agreement.

Exhibit A-10

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT B

[Intentionally Omitted]

Exhibit B-1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT C

[Intentionally Omitted]

Exhibit C-1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT D

Terms of Codeshare Arrangements

1.     Contractor’s use of UA code. During the Term of Agreement, United shall place its designator code, “UA”, on all Scheduled Flights operated by Contractor. United may suspend the display of its code on flights operated by Contractor if Contractor is in breach of any of its safety-related obligations, or material breach of any of its operational obligations, under the Agreement during the period that such breach continues. All Contractor operated flights that display the UA code are referred to herein as “UA* Flights”.

2.     Contractor’s display of UA code.

(a)

All UA* Flights will be included in the schedule, availability and fare displays of all computerized reservations systems in which United and Contractor participate, the Official Airline Guide (to the extent agreed upon) and United’s and Contractor’s internal reservation systems, under the UA code, to the extent possible. United and Contractor will take the appropriate measures necessary to ensure the display of the schedules of all UA* Flights in accordance with the preceding sentence.

(b)	United and Contractor will disclose and identify the UA* Flights to the public as actually being a flight of and operated by Contractor, in at least the following ways:

(i)

a symbol will be used in timetables and computer reservation systems indicating that UA* Flights are actually operated by Contractor, using a disclosure such as “Operated by Air Wisconsin Airlines LLC dba United Express”;

(ii)

to the extent reasonable, messages on airport flight information displays will identify Contractor as the operator of flights shown as UA* Flights, using a disclosure such as “Operated by Air Wisconsin Airlines LLC dba United Express”;

(iii)

United and Contractor advertising concerning UA* Flights and United and Contractor reservationists will disclose Contractor as the operator of each UA* Flight, using a disclosure such as “Operated by Air Wisconsin Airlines LLC dba United Express”; and

(iv)	in any other manner prescribed by law.

3.     Terms and Conditions of Carriage. In all cases the contract of carriage between a passenger and a carrier will be that of the carrier whose code is designated on the ticket. United and Contractor shall each cooperate with the other in the exchange of information necessary to conform each carrier’s contract of carriage to reflect service offered by the other carrier.

Exhibit D-1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4.     Notification of irregularities in operations. Contractor shall promptly notify United of all irregularities involving a UA* Flight which result in any material damage to persons or property as soon as such information is available and shall furnish to United as much detail as practicable. For purposes of this section, notification shall be made as follows:

United Airlines Dispatch

233 South Wacker Drive, 27th Floor

Chicago, IL 60606

Attention: Operations Director

Phone no.: (847) 700-4190

Fax no.: (872) 825-0985

Ops Spec A008

5.    Code Sharing License.

(a)

Grant of License. Subject to the terms and conditions of the Agreement, United hereby grants to Contractor a nonexclusive, nontransferable, revocable license to use the UA* designator code on all of its flights operated as a UA* Flight.

(b)

Control of UA* Flights. Subject to the terms and conditions of the Agreement, Contractor shall have sole responsibility for and control over, and United shall have no responsibility for, control over or obligations or duties with respect to, each and every aspect of Contractor’s operation of UA* Flights.

6.    Display of other codes. During the Term of Agreement, United shall have the exclusive right to determine which other airlines (“Alliance Airlines”), if any, may place their two letter designator codes on flights operated by Contractor with Covered Aircraft and to enter into agreements with such Alliance Airlines with respect thereto. Contractor will cooperate with United and any Alliance Airlines in the formation of a code share relationship between Contractor and the Alliance Airlines and enter into reasonably acceptable agreements and make the necessary governmental filings, as requested by United, with respect thereto.

7.    Our United Customer Commitment. During the period that United places its designator code on flights operated by Contractor, Contractor will adopt and follow plans and policies comparable (to the extent applicable and permitted by law and subject to operational constraints) to “Our United Customer Commitment” as presently existing and hereafter modified. Contractor acknowledges that it has received a copy of United’s presently existing “Our United Customer Commitment”. United will provide Contractor with any modifications thereto promptly after they are made.

8.    Network Operations Center (NOC) Playbook. During the period that United places its designator code on flights operated by Contractor, Contractor will work with the United NOC to incorporate United’s policies and procedures into Contractor’s business policies to drive operational performance.

Exhibit D-2

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT E

Non-Revenue Pass Travel

United will have the sole right to design, implement and oversee a pass travel program for the Regional Airline Services (including jump seat policies).

Exhibit E-1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT F

United Directed Charter Flight Operations

Subject to the provisions of Section 2.01 establishing, without limitation, that United shall, in its sole discretion, establish all schedules for United Directed Charter Flights, including determining the city-pairs served, frequencies, utilization and timing of scheduled arrivals and departures, and shall, in its sole discretion, make all determinations regarding the establishment and scheduling of any United Directed Charter Flights, and that Contractor shall operate such United Directed Charter Flights pursuant to the terms of the Agreement, each of Contractor and United agrees to the following:

1.	United agrees to schedule United Directed Charter Flights using only aircraft that are available to schedule, including Remain Over Night (“RON”) aircraft that are not otherwise in maintenance.

2.

United Directed Charter Flights shall be performed at the rates as set forth on Appendix 1 to Schedule 3; provided that the parties, acting in good faith, shall determine an increase in such rates in excess of those set forth in Appendix 1 to Schedule 3 in respect of each United Directed Charter Flight to compensate Contractor for any reasonably documented, incremental costs incurred by Contractor as a result of such United Directed Charter Flight that would not have been incurred in connection with a Scheduled Flight, such as, but not limited to, crew inefficiencies, hotel and crew transportation expenses and additional staffing and maintenance support; provided further that (x) United shall pay Contractor for any reasonably documented incremental costs incurred by Contractor as a result of a termination or cancellation directed by United of a United Directed Charter Flight occurring after the delivery of the Final Monthly Schedule, and (y) Contractor shall use commercially reasonable efforts to minimize the incremental costs incurred by Contractor as a result of such cancellation.

3.	Contractor agrees to have its System Operations Control (“SOC”) employees work directly with United to successfully operate United Directed Charter Flights.

4.	Contractor’s SOC will ensure charter briefings provided by United are distributed to and reviewed by its crews before the operation of any United Directed Charter Flight.

5.

Contractor agrees to provide United’s Charter Operations Planner aircraft routing and assigned crew information (including contact information for the crew) seventy-two (72) hours before the start of any United Directed Charter Flight.

6.

Contractor agrees to withhold United Directed Charter Flights from its normal monthly crew bid, in order to minimize re-crewing costs in the event that United should need to alter the schedule of a United Directed Charter Flight or cancel the United Directed Charter Flight altogether.

Exhibit F-1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.

Contractor’s SOC will remain in constant contact with United’s Charter Operations Planners while conducting any United Directed Charter Flight on behalf of United, advising them of weather, maintenance issues, and other factors that could impact, delay, or cause the cancellation of any United Directed Charter Flight.

8.	United personnel will be the sole contact with the charterer and will advise the customer of any delay or cancellation to a United Directed Charter Flight.

9.

Contractor will provide Operations Engineering support capable of providing United Directed Charter Flight approval for new airports and routes within seventy-two (72) hours of the initial request from United provided that the city pairs served are on Contractor’s Operations Specifications. If any requested airport is not on Contractor’s Operations Specifications, the parties shall cooperate with one another to determine if such airport should be added.

10.

Contractor agrees to provide, to the extent allowed by its existing labor agreements, a charter-trained subset of flight attendants at each base to be used on United Directed Charter Flights operated on behalf of United.

11.	United agrees to train the above described charter-trained subset of flight attendants, at its own expense, on the special requirements of working a United Directed Charter Flight.

12.

To the extent allowed by its existing labor agreements, Contractor agrees to allow United, based upon Customer Satisfaction scores, to select specific flight attendants to fly specific United Directed Charter Flights. Nothing in this provision shall operate or be construed to limit Contractor’s responsibility for the acts or omissions of Contractor’s employees, independent contractors or agents, or be construed as joint employment, or excuse any of Contractor’s obligations under Section 4.01(a) or under any other provision of this Agreement.

Exhibit F-2

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT G

Use of United Marks and Other Identification

1.    Grant. United hereby grants to Contractor, and Contractor accepts, a non-exclusive, personal, non-transferable, royalty-free right and license to adopt and use the United Marks and other Identification in connection with the rendering by Contractor of Regional Airline Services, subject to the conditions and restrictions set forth herein.

2.    Ownership of the United Marks and Other Identification.

(a)

United shall at all times remain the owner of the United Marks and the other Identification and any registrations thereof and Contractor’s use of any United Marks or other Identification shall clearly identify United as the owner of such marks (to the extent practical) to protect United’s interest therein. All use by Contractor of the United Marks and the other Identification shall inure to the benefit of United. Nothing in this Agreement shall give Contractor any right, title, or interest in the United Marks or the other Identification other than right to use the United Marks and the other Identification in accordance with the terms of this Agreement.

(b)

Contractor acknowledges United’s ownership of the United Marks and the other Identification and agrees not to challenge the validity of the Identification. Contractor agrees that it will not do anything that in any way infringes or abridges United’s rights in the Identification or directly or indirectly challenges the validity of the Identification

3.    Use of the United Marks and the Other Identification.

(a)

Contractor shall use the United Marks and other Identification only as authorized herein by United and in accordance with such standards of quality as United may establish from time to time and provide to Contractor.

(b)	Contractor shall use the Identification on all Covered Aircraft and all facilities, equipment and printed materials as necessary and appropriate in connection with the Regional Airline Services.

(c)

Contractor shall not use the Identification for any purpose other than as set forth in this Exhibit G, and specifically shall have no right to use the United Marks or other Identification on or in any aircraft other than Covered Aircraft or in connection with any other operations of Contractor.

(d)

United shall have exclusive control over the use and display of the United Marks and other Identification, and may change the Identification at any time and from time to time (including by adding or deleting marks from

Exhibit G-1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

the list specified in this Exhibit G), in which case Contractor shall as soon as practicable make such changes as are requested by United to utilize the new Identification; provided that United shall either pay directly the reasonable costs of making such changes to the Identification or shall promptly reimburse Contractor for its reasonable expenses incurred in making such changes.

(e)

Nothing shall abridge United’s right to use and/or to license the Identification, and United reserves the right to the continued use of all the Identification, to license such other uses of the Identification and to enter into such agreements with other carriers providing for arrangements similar to those with Contractor as United may desire. No term or provision of this Agreement shall be construed to preclude the use of the United Marks or other Identification by other persons or for similar or other uses not covered by this Agreement.

4.    United-Controlled Litigation. United at its sole expense shall take all steps that in its opinion and sole discretion are necessary and desirable to protect the United Marks and other Identification against any infringement or dilution. Contractor agrees to cooperate fully, at United’s expense, with United in the defense and protection of the United Marks and other Identification as reasonably requested by United. Contractor shall report to United any infringement or imitation of, or challenge to, the United Marks and other Identification, immediately upon becoming aware of same. Contractor shall not be entitled to bring, or compel United to bring, an action or other legal proceedings on account of any infringements, imitations, or challenges to any element of the United Marks and other Identification without the written agreement of United. United shall not be liable for any loss, cost, damage or expense suffered or incurred by Contractor because of the failure or inability to take or consent to the taking of any action on account of any such infringements, imitations or challenges or because of the failure of any such action or proceeding. If United shall commence any action or legal proceeding on account of such infringements, imitations or challenges, Contractor agrees to provide all reasonable assistance requested by United in preparing for and prosecuting the same.

5.    Revocation of License. United shall have the right to cancel the license provided herein in whole or in part at any time and for any reason, in which event all terminated rights to use the Identification provided Contractor herein shall revert to United and the United Marks and the other Identification shall not be used by Contractor in connection with any operations of Contractor. The following provisions shall apply to the termination of the license provided herein: (i) in the case of a termination of the license to use the globe element of the United Marks, Contractor shall cease all use of the globe element of the United Marks with respect to each Covered Aircraft within ninety (90) days of such aircraft being withdrawn from the capacity purchase provisions of the Agreement, and shall cease all use of the globe element of the United Marks in all other respects within ninety (90) days of expiration of the last Covered Aircraft Term (unless this Agreement is terminated for a Termination Event or pursuant to Section 8.02(a) or the first sentence of Section 8.02(b), in which case Contractor shall cease all use of the globe element of the United Marks within forty-five (45) days of the Termination Date); (ii) in the case of a termination of the license to use any other United Marks and

Exhibit G-2

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Identification, Contractor shall cease all use of such other United Marks and Identification within forty-five (45) days of the termination of the license for such other United Marks and other Identification. Within such specified period, Contractor shall cease all use of such other United Marks and Identification, and shall change its facilities, equipment, uniforms and supplies to avoid any customer confusion or the appearance that Contractor is continuing to have an operating relationship with United, and Contractor shall not thereafter make use of any word, words, term, design, name or mark confusingly similar to the United Marks or other Identification or take actions that otherwise may infringe the United Marks and the other Identification.

6.    Assignment. The non-exclusive license granted by United to Contractor is personal to Contractor and may not be assigned, sub-licensed or transferred by Contractor in any manner without the written consent of a duly authorized representative of United.

7.    United Marks. The United Marks are as follows:

 UNITED EXPRESS

 UNITED EXPRESS’S LOGO (DESIGN) IN COLOR

 UNITED EXPRESS’S LOGO (DESIGN) IN BLACK & WHITE

8.    Aircraft Livery. The aircraft livery shall be as follows, unless otherwise directed by United: The colors blue, gray, white and gold are used on the aircraft. The color white appears on the top approximate two-thirds (2/3) of the body of the aircraft; the color gray appears below the color white on the remainder of the bottom portion of the body of the aircraft; the color gold is used as a stripe or band dividing the white and gray colors. The tail of the aircraft is primarily blue with the globe logo design in a gold and white combination and the trade name is written in blue on the white portion of the body of the aircraft. Interior décor shall be as directed by United. Except as required by law or regulation, there shall be no Contractor Marks displayed on the aircraft exterior or in the aircraft interior, including without limitation any marks on any backwall or cabin separator.

9.    Survival. The provisions of this Exhibit G shall survive the termination of this Agreement for a period of six years.

Exhibit G-3

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT H

Use of Contractor Marks

1.    Grant. Contractor hereby grants to United, and United accepts, a non-exclusive, personal, non-transferable, royalty-free right and license to adopt and use the Contractor Marks (as defined below) in connection with United’s entering into this Agreement, subject to the conditions and restrictions set forth herein.

2.    Ownership of the Contractor Marks.

(a)

Contractor shall at all times remain the owner of the Contractor Marks and any registrations thereof and United’s use of any Contractor Marks shall clearly identify Contractor as the owner of such marks (to the extent practical) to protect Contractor’s interest therein. All use by United of the Contractor Marks shall inure to the benefit of Contractor. Nothing in this Agreement shall give United any right, title, or interest in the Contractor Marks other than right to use the Contractor Marks in accordance with the terms of this Agreement.

(b)

United acknowledges Contractor’s ownership of the Contractor Marks and agrees not to challenge the validity of the Contractor Marks. United agrees that it will not do anything that in any way infringes or abridges Contractor’s rights in the Contractor Marks or directly or indirectly challenges the validity of the Contractor Marks.

3.    Use of the Contractor Marks.

(a)	United shall use the Contractor Marks only as authorized herein by Contractor and in accordance with such standards of quality as Contractor may establish from time to time and provide to United.

(b)

United shall use the Contractor Marks as necessary or appropriate in United’s sole discretion in connection with the Regional Airline Services, including without limitation the sale or disposition by United of the seat inventory of the Scheduled Flights.

(c)

United shall not use the Contractor Marks for any purpose other than as set forth in this Exhibit H, and specifically shall have no right to use the Contractor Marks in connection with any other operations of United.

(d)

Contractor shall have exclusive control over the use and display of the Contractor Marks, and may change the Contractor Marks at any time and from time to time (including by adding or deleting marks from the list specified in this Exhibit H), in which case United shall as soon as practicable make such changes as are reasonably requested by Contractor to utilize the new Contractor Marks; provided that Contractor shall either

Exhibit H-1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

pay directly the reasonable costs of making such changes to the Contractor Marks or shall promptly reimburse United for its reasonable expenses incurred in making such changes.

(e)

Nothing shall abridge Contractor’s right to use and/or to license the Contractor Marks, and Contractor reserves the right to the continued use of all the Contractor Marks, to license such other uses of the Contractor Marks and to enter into such agreements with other carriers providing for arrangements similar to those with United as Contractor may desire. No term or provision of this Agreement shall be construed to preclude the use of the Contractor Marks by other persons or for other similar uses not covered by this Agreement.

4.    Contractor-Controlled Litigation. Contractor at its sole expense shall take all steps that in its opinion and sole discretion are necessary and desirable to protect the Contractor Marks against any infringement or dilution. United agrees to cooperate fully, at Contractor’s expense, with Contractor in the defense and protection of the Contractor Marks as reasonably requested by Contractor. United shall report to Contractor any infringement or imitation of, or challenge to, the Contractor Marks, immediately upon becoming aware of same. United shall not be entitled to bring, or compel Contractor to bring, an action or other legal proceedings on account of any infringements, imitations, or challenges to any element of the Contractor Marks without the written agreement of Contractor. Contractor shall not be liable for any loss, cost, damage or expense suffered or incurred by United because of the failure or inability to take or consent to the taking of any action on account of any such infringements, imitations or challenges or because of the failure of any such action or proceeding. If Contractor shall commence any action or legal proceeding on account of such infringements, imitations or challenges, United agrees to provide all reasonable assistance requested by Contractor in preparing for and prosecuting the same.

5.    Revocation of License. Contractor shall have the right to cancel the license provided herein in whole or in part at any time and for any reason, in which event all terminated rights to use the Contractor Marks provided United herein shall revert to Contractor and the Contractor Marks shall not be used by United in connection with any operations of United. United shall cease all use of the Contractor Marks in all respects upon the last Covered Aircraft being delivered to United (or its designee). United shall not thereafter make use of any word, words, term, design, name or mark confusingly similar to the Contractor Marks or take actions that otherwise may infringe the Contractor Marks.

6.    Assignment. The non-exclusive license granted by Contractor to United is personal to United and may not be assigned, sub-licensed or transferred by United in any manner without the written consent of a duly authorized representative of Contractor.

7.    Contractor Marks. Contractor’s Mark is:

Exhibit H-2

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

8.    Survival. The provisions of this Exhibit H shall survive the termination of this Agreement for a period of six years.

Exhibit H-3

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT I

Catering Standards

INFLIGHT PRODUCT SALES PROGRAM

United will market a portfolio of inflight products for purchase on United Express flights which includes liquor, beer, wine, food, or other product offerings. Contractor will administer the program related to such in-flight sales (the “Inflight Product Sales Program”) as United’s representative following all policies and procedures of United. The initial policies and procedures established by United for the sale of products onboard Contractor’s flights under the Agreement with United are set forth below. United reserves the right to change the product offerings, policies and procedures associated with the Inflight Product Sales Program at any time and in its sole discretion.

Station Services

•	United, or United’s catering agent, will provide catering services as directed by United.

•

United or its catering agent will provide supplies, food, liquor, other beverage, and other product uplift as necessary and will remove, store and re-board perishable supply and beverage items on Remain Over Night (RON)/originating flights at airports designated by United as catering airports.

•

In respect of all catering items (including the Inflight Product Sales Programs), Contractor will coordinate and communicate with United or United’s catering agent regarding all flight activity, cancellations and irregular operations providing necessary information in a timely manner.

Onboard Services

•	United has right to determine meal/beverage and other product offering service parameters and scheduling for Scheduled Flights.

•	United has right to conduct onboard service audits on Scheduled Flights to ensure service standards are being met.

•

Contractor shall ensure that all flight attendants providing Regional Airline Services are trained on meal and beverage service procedures, including liquor and duty-free sales and financial transaction handling, and will collect all on-board revenue for food, liquor, duty-free sales and/or any other products for sale.

•

Contractor will provide, at Contractor’s cost and expense, certain initial and replacement galley service ship’s equipment to operate, such as hot jugs, coffee makers and trash bins. Contractor will also provide the initial shipset of galley carts and associated carrier boxes, drawers and inserts. United will provide all supplemental United galley carts, carrier

Exhibit I-1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

boxes, drawers and inserts as well as replacements sufficient to operate cart exchange operations. All galley carts, carrier boxes, drawers and inserts used for the United inflight services will be maintained by United per United’s maintenance program.

•	United will provide all liveried catering items, including cups, napkins, etc. as well as all products in the Inflight Product Sales Program.

TECHNOLOGY

The sale of product onboard Contractor’s flights under the Agreement will involve non-cash transactions. United will provide a single hand held device (each such device, an “HHD” and collectively with peripherals, including, but not limited to, device case, sled and external battery charger, the “HHD units”) necessary to process credit and debit card transactions for each aircraft in Contractor’s fleet operating as United Express. Contractor shall only swipe the customer’s credit or debit card into the HHD unit for the purpose of processing the customer’s transaction and shall not otherwise use or record the customer information. In the event Contractor is unable to process transactions during any flights through the HHD unit (e.g., because the unit(s) are not working properly or are unable to process transactions for any reason), Contractor (i) is not required to process transactions through any alternative means; and (ii) will not be liable or responsible to United or any passenger as a result of its failure to accept and process transactions during flight. The HHD units provided by United shall only be used for United’s business purposes. United shall pay the cost of any modifications required in connection with the HHD units.

The HHD units and the information contained therein shall be deemed the confidential and proprietary equipment and information of United and its licensors and shall be subject to the confidentiality terms and conditions set forth in the Agreement for other types of confidential information of United. Contractor shall not, and shall not permit others to, reverse engineer, decompile, disassemble or translate the HHD units, including any firmware or software that is loaded upon the units, or otherwise attempt to view, display or print the source code embedded in the HHD units, or any firmware or software loaded on the HHD units. Contractor shall ensure that any and all HHD units and all other supplies and equipment of United or its licensors that are provided by or on behalf of United in connection with United’s Inflight Product Sales Program remain free and clear from any liens attributable to Contractor. Except for any specific obligations set forth in this Agreement that apply directly to Contractor, United, and not Contractor, is responsible for ensuring that the HHD units meet Payment Card Industry Data Security Standards (PCI-DSS).

Upon the earlier to occur of (i) the termination of United’s Inflight Product Sales Program, (ii) the termination of this Agreement, or (iii) the cessation of the use of the HHD units by Contractor, as determined by United in its sole discretion, Contractor shall cooperate with United or its designated vendor for the collection and return of all HHD units to United at the address designated by United, at United’s cost. Contractor shall return the HHD units in as good a condition as reasonably possible, except for reasonable wear and tear thereof.

Exhibit I-2

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Contractor shall store the HHD units in a locked cabinet or container on each aircraft, when the HHD units are not in use. Contractor agrees to notify United whenever any HHD unit has been, or Contractor reasonably believes or suspects that any HHD unit has been, lost, acquired, destroyed, modified, used, disclosed or accessed by any person in an unauthorized manner or for an unauthorized purpose (collectively, “Security Breach”). Contractor and United shall cooperate with each other to develop reasonable procedures and standards related to Security Breaches. Contractor further agrees to provide reasonable assistance requested by United or United’s designated representatives, in the furtherance of any correction, remediation, investigation, enforcement or litigation with respect to a Security Breach. Subject to the terms Article VII, United shall be responsible for sending and determining the contents of any notices United deems appropriate in response to a Security Breach.

Lost equipment will be replaced by United. Any HHD unit that is unaccounted for will be considered “lost” if no transactions have been logged by the same HHD unit for thirty (30) days. If United shows an HHD unit is lost due to Contractor’s negligence, United reserves the right to set-off the replacement cost of such lost equipment by taking a credit of such excess replacement cost pursuant to the procedures set forth in Section 10.16 of the Agreement.

Any HHD unit that is damaged beyond reasonable wear and tear which is shown by United to be due to Contractor’s negligence, will be replaced at Contractor’s expense. United reserves the right to set-off the replacement cost associated with such damaged HHD unit by taking a credit of such excess replacement cost pursuant to the procedures set forth in Section 10.16 of the Agreement.

United, at its cost, will provide or cause to be provided by a vendor of United’s choice the maintenance and battery replacement for the HHD units. Such maintenance and battery replacement will be provided at predetermined intervals designed to maximize HHD and battery useful life, and Contractor will have the right to request maintenance at different times than the predetermined intervals or additional battery replacement at United’s cost upon request. In the event Contractor’s request for maintenance is related to a faulty or defective HHD unit, United shall pay the vendor directly for such non-routine service call.

United will provide at its sole cost and expense (including all out-of-pocket costs and reimbursement of Contractor’s labor costs) for initial “train the trainer” training to a reasonable number of Contractor-designated “trainers” on the use of the HHD. Such cost will be negotiated and agreed upon by the parties. Contractor will be required to (i) retain the training skill beyond the initial “train the trainer” training provided by United and (ii) provide training to Contractor’s crew personnel at Contractor’s own expense.

Contractor acknowledges that the HHD units are owned solely by United. Contractor shall ensure that any and all HHD units and all other supplies and equipment of United that are provided by or on behalf of United in connection with United’s Inflight Product Sales Program remain free and clear from any liens. In the event that any such liens arise, Contractor will obtain a bond to fully satisfy such liens or otherwise remove such liens at its sole cost and expense within fourteen (14) days.

Exhibit I-3

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

PRODUCT LOSS AND PILFERAGE

United will establish procedures aimed at limiting product loss. At a minimum, it is required that Contractor’s Flight Attendants record opening and closing inventories of each product to be sold onboard, accounting for all sales and complimentary liquor or other items distributed.

Seals may be required to prevent tampering with product inventories and to deter pilferage. United will monitor all inventories and reserves the right to charge Contractor for identified loss (including breakage and other damage) and pilferage on a cost (non mark-up) basis determined monthly. Any discrepancies in inventories, seal numbers recorded, or excessive complimentary activity for any product sold must be reported at the catering airport for use in pilferage investigations by United. Contractor’s failure to provide documentation as reasonably requested by United or its representatives will result in Contractor being charged for pilferage as reasonably determined by United on a cost basis. United reserves the right to set off the value of the loss and/or pilferage on a cost (non mark-up) basis, by taking a credit of such loss and/or pilferage pursuant to the procedures set forth in Section 10.16 of the Agreement. All reasonable product loss and pilferage procedures established by United must be adhered to by Contractor.

United may, at any time during normal operating hours inspect, monitor, or audit Contractor’s administration of the Inflight Product Sales Program described in this Appendix or in other policies and procedures, in order to verify that Contractor is in compliance, in all material respects, with United’s requirements for the Inflight Product Sales Program. Contractor will work with United to ensure reasonably appropriate controls exist designed to comply with United’s requirements and will ensure corrective actions are in place as necessary.

LIQUOR, BEER AND WINE PROGRAM

The alcoholic beverage products offering will be determined by United and provided for by United in the liquor kit supplied to each aircraft. Except as prohibited by law or otherwise agreed by United and Contractor due to the various applicable liquor license laws and regulations, the alcoholic beverage products will be purchased by United prior to being placed onboard Contractor’s aircraft and sold onboard all United Express flights designated by United.

Once onboard Contractor’s aircraft, liquor drawers, bags or other liquor containment mechanisms used by Contractor, as determined by Contractor, are considered a part of ship’s equipment and will be used for the distribution of United’s inflight products.

Contractor shall not serve any Alcoholic Beverage Product(s) on the ground without United’s consent. Contractor will obtain and maintain liquor licenses in the states where they board and/or unload any Alcoholic Beverage Product. United shall reimburse Contractor for the cost of obtaining any such liquor license. Unless otherwise agreed by the parties, Contractor will not board or unload any alcoholic beverage products in Virginia but in the event it is agreed that Contractor will board or unload any alcoholic beverage products in Virginia, the parties shall comply with the procedures for Virginia below.

VIRGINIA ALCOHOLIC BEVERAGE HANDLING PROCEDURES

Exhibit I-4

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Contractor will comply with Virginia’s liquor purchase procedures. In Virginia, Contractor will board and/or unload only alcoholic beverage products that Contractor owns. To that end, in the event it is agreed by the parties that Contractor will board and/or unload any alcoholic beverage products in Virginia, Contractor will purchase such alcoholic beverage products directly. Contractor will timely pay the supplier of such alcoholic beverage products directly for such order(s). Once out of Virginia airspace, Contractor will transfer to United the title to the purchased alcoholic beverage products. United will be responsible for any sales tax attributable to the foregoing title transfer.

FOOD AND OTHER PRODUCTS

United reserves the right to introduce other products for sale onboard including food offerings. Food offerings may come in a variety of packaging options and will be integrated into the entire portfolio with regards to specifications and procedures established by United.

Provisioning of product offering will follow United’s procedures at distribution points.

Exhibit I-5

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT J

Aircraft Cleanliness and Refurbishment Standards

AIRCRAFT CLEANLINESS STANDARDS

United requires Contractor to adhere to certain aircraft interior deep clean standards provided by United to Contractor from time to time (the “Deep Clean Scope of Work”). With the exception of certain heavy cleaning events which will occur during heavy maintenance and shall be incorporated into the C-Check schedule, the elements of the Deep Clean Scope of Work shall be performed by Contractor according to a work schedule set forth by United but no less than every [***] days. The Deep Clean Scope of Work is comprised of the minimum required interior deep clean work required of Contractor and identifies the items in scope for all interior aircraft cleaning work over and above routine Remain Over Night (“RON”) cleaning standards, including, but not limited to, carpets, seats, cabin interior, lavatories etc. Contractor will audit the deep clean provider and provide monthly written results to United in a format determined by United. United retains the right to audit Contractor’s compliance with United’s deep clean standards and the performance of the deep clean provider, as well as any of the aircraft upon the completion of the Deep Clean Scope of Work. Items identified through United’s audit will be corrected by Contractor within five (5) days of United’s written notification or any other mutually agreed upon date. United will charge Contractor [***] for each day that the Deep Clean Scope of Work standards are not corrected after the later of such five (5) day correction period or such other mutually agreed upon date.

At the end of each flight, the flight attendants will ensure that the aircraft is left in a clean condition.

United Express Deep Clean Minimum Specifications

The minimum standards outlined here serve as an auditable baseline standardizing this clean type. Contractor is responsible for the Deep Clean programs and cycle times and may choose to have standards above and beyond those listed in this section. Any audits performed on United Express Deep Clean missions will be based on these minimum standards.

Deep Cleans are the most intense and thorough clean missions, including complete provisioning change out of linens, headsets, etc., with new or refurbished product. Scheduled at approved intervals, Deep Clean events are performed in designated stations during the aircraft’s overnight layover by authorized personnel that receive scheduled available aircraft.

Interior Cabin Security Search

1.	Perform aircraft security check as contained in the AOSSP or published Security Directives.
2.

Security searches are integrated with United’s cleaning standard operating procedures for each clean mission, including but not limited to, Deep Cleans. As a result, security checks must be performed as outlined in the Aircraft Appearance

Exhibit J-1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Cabin Interior Search procedures during the course of accomplishing the cleaning tasks outlined hereinafter.

Flight Deck

1.

While it is true all aspects of cleaning require safety awareness, cleaning personnel must give special attention to safety during the Flight Deck cleaning process, including but not limited to, the following:

a.	Notify Maintenance immediately should you accidentally move or trip a switch/circuit breaker.
b.	Do not spray liquids on instruments or dashboards.
c.	Do not dampen brush or cloth excessively as water may come in contact with electrical equipment and cause injury to personnel and damage to the aircraft.
d.	Dip sponge or cleaning rag into cleaning solution and scrub surfaces until soil loosens. Repeat procedure on stubborn stains.
e.	Avoid getting surfaces excessively wet.
f.	Dry all surfaces.
2.	Remove trash and debris from flight deck.
3.	Remove and replace trash bag.
4.	Vacuum clean the following areas:
a.	Seats, seat pockets
b.	Creases around and between seat cushion areas
c.	Floor, seat tracks, seat assemblies and vent grills
5.	Clean and remove soil from the following areas:
a.	Ceiling panels and vents
b.	Sidewall panels
c.	Floor, seat tracks, seat assemblies and vent grills
d.	Front, back and side of Flight Deck door
6.	Damp wipe and dry the following areas assuring a streak free appearance:
a.	Glare-shield; sun-visors
b.	Windshield / side windows interior (Sani-Coms replacement)
7.	Clean and dry the following areas:
a.	Recessed areas instrument panels; center console
b.	Control yokes and columns
c.	Base plate and nose gear steering wheel
d.	Captains and 1st Officers rudder pedals
e.	Captains, 1st Officers, 1st Observer
f.	Cup / drink holders
g.	Log compartments
h.	Engineers table
i.	Crew coatroom

Cabin

Exhibit J-2

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.	Remove all trash from seats, seat pockets, floor, overheads, shelves, closets and overhead bins.
2.	Inspect seat covers. Report covers with any size stain or tear into local Maintenance for replacement.
3.	Brush crumbs off seats. Seat Cushions to be left in the upright position, exposing the seat frame for pre-departure security inspection.
4.	Pull up seat cushions; vacuum all sides to remove crumbs, lint, etc. Place in overhead bin.
5.	Vacuum / brush seat pan free of crumbs and debris.
6.	Scrub seat frames including all exterior surfaces of seat panels, armrests, luggage restraints, seat legs, connect points, seat control panels, seat shroud and gap between seats. Rinse, dry.
7.	Return seat cushions to original position.
8.	Place armrest in DOWN position and Cross seatbelts.
9.	Vacuum and scrub seat tracks.
10.	Scrub seat tracks covers. Rinse, dry and reinstall.
11.

Spray cleaning solution on the cloth and clean Emergency Aisle path track lighting. Do not spray solution directly on the path lighting system. Follow by wiping the cover with a clean cloth dampened in clean rinse water and dry.

12.	Vacuum and scrub stowage wells, including tray table wells.
13.	Scrub tray tables including latch area on seatback, edging, hinges, mating surfaces, bridges and arms. Rinse and dry before stowing.
14.	Scrub center seat console areas; side stowage coves. Rinse, dry.
15.	Remove trash and seat back pocket materials. Vacuum seat pockets. Tuck any loose seat cover flaps into the seat shroud.
16.	Scrub clean passenger service units, reading lights, call button, air vents and panel. Rinse, dry.
17.	Scrub clean sidewalls and sidewall air vents. Rinse, dry.
18.	Clean and dry windows, window shades, and window shade tracks with approved cleaner.
19.	Scrub clean Flight Attendant jump seat area(s); including the call station, phone entry walls, ceiling, compartments and floors.
20.

Provision and organize seat pockets with literature and supplies. Discard and replace worn or dog-eared literature and/or when missing. Replace Hemispheres/Play guides with new after the 10th day of the month.

1 - SAFETY INFORMATION CARD – As required by Contractor
2 - MAGAZINE	(S) – As required by Contractor
3 - AIR	SICK BAG – As required by Contractor
Replace soiled blankets with clean ones and place neatly on top as designated in the provisioning chart (UF only on 2-cabin Covered Aircraft).
21.	Vacuum air vent covers.
22.	Vacuum sidewall upper and lower air vents and section dividers.
23.	Overhead Bins, Ceilings, Closets, Bassinets, Storage Areas
a.	Remove trash from overhead bins, storage areas, closets.

Exhibit J-3

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

b.	Scrub clean inside of overhead bins, all exposed surfaces of overhead bin doors, latches, hinges and inner rim that runs perimeter of bin. Rinse, dry.
c.	Scrub ceilings, centerline ceiling vents, curtain class dividers. Rinse, dry.
d.	Vacuum storage areas, closets to remove dust, debris.
e.	Scrub clean inside of storage areas, closets, exterior doors and latches. Rinse, dry.
f.	Onboard wheelchair compartment, remove wheelchair, wipe clean and dry (when applicable).
g.	Vacuum inside onboard wheelchair compartment. Scrub interior/exterior door and latches. Rinse, dry (when applicable).

Galley

1.	Remove and dispose of all trash.
2.	Clean counters, storage doors and galley extension tables.
3.	Spot wipe walls, ceiling and doors to remove fingerprints, scuff marks, spills, graffiti, etc.
4.

Scrub interior and exterior of storage space. Pay particular attention to all protrusions, corners, cracks, crevices, sliding tracks, hinges, latches, control panel, etc. Rinse with clean water and dry with clean cloth.

5.	If applicable, empty all ice and water drawers.
6.	Vacuum and damp mop the floor.
7.	Thoroughly scrub, wash, rinse and dry the following:
a.	Serving carts and folding meal carts.
b.	Interior and exterior of trash compartments and trash chutes.
c.	All light fixtures and cover lights and air vents.
8.	Thoroughly scrub (Eraser Pad), wash, rinse and dry the following:
9.	Wipe clean coffee makers, hot plates and spigots when applicable. (Coffee pots to be handled and cleaned by catering).
a.	Note: Interior of coffeepots is not to be cleaned by cleaning personnel, only by catering staff.
10.	Cleaning personnel to clean interior and exterior of all compartments (pay particular attention to latches, corner hinges and locks).
a.	Interior and exterior of trash compartments and trash chute.
b.	All light fixtures, cove lights, and air vents.
c.	Clean exterior of coffee makers/hot jugs.
d.	Walls, ceiling, air vents, service door and floor.
e.	Polish stainless steel areas with approved Airline’s chemical (appendix 1).
f.	Thoroughly scrub walls, ceiling and floors. Rinse with clean water and dry with clean rag.
g.	Scrub the galley entry door, doorframe, sill and rubber seal on bottom of door.
h.	Ensure the drain holes on the sill are clear and free of debris.
i.	Replenish Galley paper towel dispensers (where applicable).

Lavatory

Exhibit J-4

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.	Remove trash and other debris from counters, bin and floor.
2.	Scrub, wash and rinse all of the following:
Toilet	bowl, shroud and chute.
Toilet	seat cover and hinges.
Inside	and outside of storage compartments.
Walls,	ceiling, door and floor.
3.	Clean all stainless steel or hard surface areas; basin, counter, sink, light fixtures and toilet chute.
4.	Clean and dry mirror.
5.	Clean all exposed surfaces of fold down diaper changing table (if applicable).
6.	Restock supply dispenser and storage bins.
7.	Deodorize with air freshener spray.
8.	Replace deodorant disk.
9.	All Paper Supplies, Soap and Hand Sanitizer, as applicable (if no certified potable water available please utilize waterless hand sanitizer).

Entrance Areas and Doors

1.	Scrub aircraft door, hinge, handle area, sills, walls, ceilings and floor. Ensure weep holes on the sill are clean and free of debris.
2.	Clean all exposed surfaces of entrance doors: remove all fingerprints, grease stains and graffiti.
3.	Scrub entryway floor and doorsill. Rinse, dry or Vacuum if carpeted.
4.	Damp wipe ceiling air vent.
5.	Clean rubber seal on bottom of door.
6.	Clean inside door windows.

Carpets and Curtains (When Applicable)

1.	Remove gum spots on carpeting using approved chemical.
2.	Clip any frayed or raveled carpet strings.
3.	Vacuum all carpeted areas.
4.	Vacuum top of all cabin curtains.

Aircraft Refurbishment Standards

United requires Contractor to adhere to certain aircraft interior cabin refurbishment standards described in this Exhibit J, which such standards are outlined in the table below (the “Refurbishment Scope of Work”). The elements of the Refurbishment Scope of Work shall be performed by Contractor according to a work schedule set forth by United. The Refurbishment Scope of Work is comprised of the minimum required interior cabin refurbishment work required of Contractor, itemized by type of aircraft service visit, e.g., heavy maintenance, RON (as such term is defined in this Exhibit J). The Refurbishment Scope of Work identifies the items in scope for all interior refurbishment work, e.g., carpets, seats, cabin decor/interior, lavatories etc., as specifically set forth in the table below, as well as the timing of when such refurbishment work shall be performed by Contractor.

Exhibit J-5

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Subject to the consent of Contractor (such consent not to be unreasonably withheld or delayed), United may change the Refurbishment Scope of Work. Upon such consent of Contractor, such change shall be made part of the Refurbishment Scope of Work.

All refurbishment work performed by Contractor with respect to the Refurbishment Scope of Work set forth below, whether replacement, repair, or reconditioning/cleaning, must result in like-new interior cabin condition of the refurbished aircraft. United may, from time-to-time, or at any time, monitor and audit the interior cabin refurbishment work undertaken by Contractor pursuant to the Refurbishment Scope of Work, in order to ensure that the interior cabins of the Contractor-refurbished aircraft are in like-new condition post-refurbishment. If United reasonably determines that any Contractor-refurbished interior cabins are not returned to like-new condition, then United will require Contractor to repeat the refurbishment work on that specific aircraft, whether such work requires replacement, repair, or reconditioning/cleaning, at Contractor’s sole cost and expense, until such aircraft interior cabin is returned to like-new condition. Items identified through United’s audit will be corrected by Contractor within five (5) days of United’s written notification or any other mutually agreed upon date. United will charge Contractor [***] for each day that the Refurbishment Scope of Work standards are not corrected after the later of such five (5) day correction period or such other mutually agreed upon date.

Interval for refurbishment work by type of aircraft service visit:

•	Heavy maintenance category should be similar to the carrier “C Check” interval timeframe, which occurs at approximately every [***] hours of flight time.

•	Intermediate category should be similar to half of the “C Check” interval timeframe, which occurs at approximately every [***] hours of flight time, or about every [***] “A Check” interval.

Note: These definitions/intervals are guidelines and are subject to change by United, with any such change subject to consent of the Contractor (such consent not to be unreasonably withheld or delayed).

Exhibit J-6

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Statement of Work
	Heavy Maintenance	Intermediate Visits	In-Service/Overnight
Floor Coverings
Carpet	Replace All	Replace Aisle/Heavy Traffic Areas or All on Condition	Cleaned/Replace On Condition
Galley Flooring	Replace All	Replace On Condition	Cleaned/Replace On Condition
Lav Flooring	Replace All	Replace On Condition	Cleaned/Replace On Condition

Seats
Seat Covers (Fabric)	Replace All with new/cleaned	Dry Cleaned/Replace On Condition	Cleaned/Replace On Condition
Seat Covers (Leather)	Replace All with new/cleaned	Cleaned/Replace On Condition	Cleaned/Replace On Condition
Seat Cushions	Replace All	Replace On Condition	Replace On Condition
Headrest Covers	Replace All with new/cleaned	Cleaned/Replace On Condition	Cleaned/Replace On Condition
Headrest Cushions	Replace All	Replace On Condition	Replace On Condition
Tray Tables	Cleaned/Replace On Condition	Replace On Condition	Cleaned/Replace On Condition
Literature Pockets (seat back)	Replace All with new/cleaned	Cleaned/Replace On Condition	Cleaned/Replace On Condition
Armrests	Cleaned/Replace On Condition	Cleaned/Replace On Condition	Cleaned/Replace On Condition
Recline Actuation	Repaired to function properly	Repaired to function properly	Repaired to function properly
Safety Belt Webbing	Replace All	Cleaned/Replace On Condition	Cleaned/Replace On Condition
Seat Overhaul	Completed	As needed	As needed

Cabin Décor
Bulkhead Décor	Replace On Condition	Replace On Condition	Replace On Condition
Bulkhead Literature Pockets	Replace All	Replace On Condition	Replace On Condition
Seat/Row Placards	Replace On Condition	Replace On Condition	Replace On Condition
Passenger Service Units	Repaired to function properly	Repaired to function properly	Repaired to function properly
Dado Panel Décor	Replace On Condition	Replace On Condition	Replace On Condition
Weather Curtain	Replace On Condition	Cleaned/Replace On Condition	Cleaned/Replace On Condition
Seat Track Covers	Replace All	Replace if missing or damaged	Replace if missing or damaged
Cabin Curtain Dividers	Replace On Condition	Replace On Condition	Replace On Condition

Lavatories
Flush	Repaired to function properly	Repaired to function properly	Repaired to function properly
Sink	Repaired to function properly	Repaired to function properly	Repaired to function properly
Drain	Repaired to function properly	Repaired to function properly	Repaired to function properly
Faucet	Repaired to function properly	Repaired to function properly	Repaired to function properly
Lighting	Replace All	Replace On Condition	Replace On Condition
Infant Changing Tables	Repaired to function properly	Repaired to function properly	Repaired to function properly
Door Lock Indicators	Replace All	Replace On Condition	Replace On Condition
Door Thresholds	Replace All	Replace On Condition	Replace On Condition

Cabin Interiors
Cabin Lighting	Replace All
Sidewall Panels	Cleaned/Replace On Condition	Cleaned/Replace On Condition	Cleaned/Replace On Condition
Placards	Replace All	Replace On Condition	Replace On Condition
Lighted Lavatory In-Use Indicators	Clean/Repair to proper functionality	Clean/Repair to proper functionality	Clean/Repair to proper functionality
Overhead Bins	Cleaned/Paint/Repair to proper functionality	Cleaned/Paint/Repair to proper functionality	Cleaned/Paint/Repair to proper functionality
Window Shades	Clean/Repair to proper functionality	Clean/Repair to proper functionality	Repair to proper functionality
Stairs	Clean/Repair to proper functionality	Clean/Repair to proper functionality	Repair to proper functionality
Windows	Clean/Repair damage	Clean/Repair as needed	Cleaned/Repair as needed

On Condition:
-worn, torn, ripped, soiled, scratched, pilled, fraying, dented, gouged, soaked
-altered from original installation state
-not functioning for intended use

Assumption: A separate cleaning program is in place for daily, intermediate, and heavy cleaning at various levels.

Any reference to “replace all” shall refer to replacement of such article, unless such article is in “like new” condition.

Exhibit J-7

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT K

[Intentionally Omitted]

Exhibit K-1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT L

Fuel Efficiency Program

Contractor shall use commercially reasonable efforts to develop and maintain a comprehensive fuel efficiency program, reasonably acceptable to United, in a timely manner and with the overall objective of operating and maintaining the Covered Aircraft in a manner that maximizes fuel efficiency, with due consideration to other performance objectives. The program will include applicable data collection and trend analysis, and will set and track target metrics. United shall audit Contractor’s program at its discretion, but at no less than annual intervals. Such audits will be based on the IATA Fuel and Emissions Efficiency Checklist, supplemented by the IATA Guidance Material and Best Practices for Fuel and Environmental Management, any applicable manufacturer material, United’s own Fuel efficiency program applicable to its own fleet, and any other material standard in the industry.

Contractor’s fuel efficiency program shall emphasize at least the following:

1.

A “cost index” (CI) based flight planning system, or as an alternative a flight planning system that adequately balances the cost of Fuel versus the cost of time on a segment specific basis. The ability to provide the system with current and accurate applicable costs is required.

2.

Flight planning technology that accurately predicts fuel burn and optimizes both lateral and vertical profiles for takeoff, climb, cruise, and descent while considering Air Traffic Control crossing restrictions, special use airspace, preferred routings (where applicable), and letters of agreements. On segments over 600nm, Contractor shall utilize a system which dynamically selects the route of flight yielding the lowest total fuel burn. This route shall be based upon current forecast weather, winds aloft, and in accordance with the FAA North American Route Program (NRP) or its replacement, as applicable. The system shall have the ability to enable the dispatcher to select a route that yields lowest total cost based on the direction from the mainline operator. In situations where a route is payload restricted, the system can revert to a speed that will maximize payload.

3.	The ability to provide the system with current and accurate applicable costs and to utilize those costs in determining the most efficient speed profile.

4.

Appropriate, implemented, well documented, and thoroughly trained policies and procedures for dispatchers, pilots, load planners, station agents, mechanics and management that maximize opportunities for fuel efficiency.

5.	An active interface with appropriate Air Traffic Control (ATC) facilities, management, and other personnel to minimize operational restrictions, and improve ATC handling of Contractor flights.

Exhibit L-1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.

Well-defined and fully integrated flight planning fuel policies, including statistical tracking of fuel added by pilots and dispatchers, efficient reserves, guidelines for efficient alternate selection, a “no-alternate” policy, and target “fuel on deck”.

7.

Reporting of fuel data on a monthly basis or when requested including but not limited to: post-flight data (e.g. Dispatch Manager’s Flight Plan Statistics data), single engine taxi data, APU if available, and city pair data by fleet.

8.

Thorough and effective pilot and dispatcher training on aerodynamics, cruise performance and overall fuel efficient flying in initial, transition, upgrade, and recurrent programs, with an emphasis on operating the aircraft at the most efficient speeds and altitudes as well as correct descent and approach planning.

9.	Maximized use of on-board Flight Management Systems (FMS) or performance management computers as an in-flight Fuel efficiency tool. Applicable thorough and effective training is required.

10.	An effective fuel tankering program, including automated tankering suggestions and calculations, using validated methods and formulas.

11.

Thorough statistical tracking, analysis and measurement of fuel efficiency using actual data, data from flight plans, and ACARS data with a comprehensive plan to identify and correct deficiencies, including individual pilot and dispatcher issues.

12.	A designated manager charged with overall responsibility for fuel efficiency either as a stand alone position, or as a substantial element of an individual job description.

13.

The inclusion of fuel efficiency issues and targets in appropriate job descriptions and performance objectives. Applicable work groups include, but are not limited to, pilots, dispatchers, SOCC managers, and gate and ramp personnel.

14.	A weight management program that prevents the carriage of unnecessary galley supplies, spare parts and equipment, customer service items, etc.

15.	A center of gravity management system that considers the most efficient center of gravity in load distribution.

16.

An APU management program that prevents unnecessary or costly operation of the APU as well as a mechanism for reporting station-related APU use drivers (e.g. station personnel not hooking up aircraft to ground power) to United.

17.	A single engine taxi-in and taxi-out program.

18.	Fuel and operationally efficient takeoff and landing flap selection priorities.

Exhibit L-2

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

19.	An engine maintenance program or maintenance contracts that track deterioration in Specific Fuel Consumption (SFC) and allow for cost effective early removal and repair/overhaul of high burn engines.

20.

An airframe maintenance program that measure airframe drag and corrects high drag airframes that exceed an agreed upon threshold. An airframe maintenance program shall also include scheduled thorough aerodynamic conformity checks and corrective action.

Exhibit L-3

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT M

Form of Assignment Agreement

This Agreement (this “Agreement”) is made and entered into, and is to be effective on, this the ____ day of ____________ (the “Effective Date”), by ____________, a ____________ corporation (“Assignor”) and ____________, a ____________ corporation (“Assignee”), [and the ____________ (“Airport Lessor”)].

W I T N E S S E T H:

WHEREAS, Assignor leases space], designated on Exhibit(s) _____ attached hereto and made a part hereof (together the “Premises”), at ____________ at the ____________ Airport, ____________ (the “Airport”) under a certain [Airport Use and Lease Agreement dated ____________, (as amended, hereinafter referred to as the “Lease”)] between Assignor and the Airport Lessor;

WHEREAS, a copy of the Lease has been provided to Assignee and is incorporated herein by reference;

WHEREAS, Assignee operates at the Airport and from portions of the Premises;

WHEREAS, Assignor desires to assign to Assignee [all] [a portion] of Assignor’s remaining right, title and interest in the Lease [insofar (and only insofar) as the Lease pertains to certain leased premises and improvements described on the attached Annex 1], such space herein called the “Assigned Space” and the improvements located within the Assigned Space are herein called the “Assigned Space Improvements”. The Assigned Space and Assigned Space Improvements are herein called the “Assigned Premises”;

WHEREAS, Assignee desires to accept such assignment from Assignor;

[WHEREAS, such assignment requires the prior written consent of the Airport Lessor];

[WHEREAS, pursuant to the Lease, such assignment does not require the consent of the Airport Lessor (but written notice of such assignment is required to be given to the Airport Lessor)].

NOW, THEREFORE, in consideration of the assignment herein made and of the mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:

1.	DEMISE AND USE

Effective on the Effective Date, Assignor hereby assigns to Assignee all of the interest of the lessee under the Lease [insofar (and only insofar) as the Lease pertains to the Assigned Premises].

2.	ACCEPTANCE OF ASSIGNMENT

Exhibit M-1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Assignee accepts the foregoing assignment of the Lease [insofar (and only insofar) as the Lease pertains to the Assigned Premises] and covenants to Assignor, from and after the Effective Date, to pay all rent and other charges provided for in the Lease, as amended and to perform and observe all of the other covenants, conditions and provisions in the Lease, as amended, to be performed or observed by or on the part of Assignor as tenant under the Lease [in respect of the Assigned Premises].

3.	WARRANTIES

Assignor hereby warrants and covenants that (i) except for the rights and interests of the Airport Lessor under the Lease, Assignor is now the sole owner of all rights and interests in and to the Assigned Premises, (ii) the Lease[, as it relates to the Assigned Premises,] is in full force and effect, (iii) Assignor has complied with all material terms and provisions of the Lease [as it relates to the Assigned Premises] and same is not currently in default and Assignor knows of no condition which with the passage of time or giving of notice might constitute a default under the Lease by any party, and (iv) the Assigned Premises and the Lease [, insofar as it relates to the Assigned Premises,] are free from all liens and encumbrances. A copy of the Lease (and all amendments thereto) are attached as Annex 2.

Subject to the foregoing, Assignee accepts the Assigned Premises and equipment thereon “AS IS” and acknowledges that there is, with respect to the Assigned Premises and equipment thereon, NO WARRANTY, REPRESENTATION, OR CONDITION OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTY OF HABITABILITY, MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE, and that none shall be implied by law. Except as stated in this Agreement, Assignee acknowledges that Assignor has made no representations with respect to the Assigned Premises or equipment. Final determination of the suitability of the Assigned Premises or equipment for the use contemplated by Assignee is the sole responsibility of Assignee, and Assignor shall have no responsibility in connection with such suitability.

4.	ASSIGNEE TO COMPLY WITH LEASE TERMS

Assignee agrees to perform and observe all of the covenants, conditions and terms of the Lease relating to the period of time from and after the Effective Date [(insofar, but only insofar, as the same related to the Assigned Premises)], and to protect, defend, indemnify and hold harmless Assignor from and against all claims, damages, and expenses of any kind asserted by any person or entity, including the Airport Lessor, arising out of the nonperformance, nonobservance or improper performance or observance of the covenants, conditions or terms of the Lease arising after the Effective Date [(insofar, but only insofar, as the same relates to the Assigned Premises)]. Assignor shall comply with all remaining terms of the Lease, to the extent any non-compliance could adversely affect Assignee’s rights in or to the Assigned Premises. Assignor agrees to protect, defend, indemnify and hold harmless Assignee from and against all claims, damages, and expenses of any kind asserted by any person or entity, including the Airport Lessor, arising out of the nonperformance, nonobservance or improper performance or observance prior to the Effective Date of the covenants, conditions or terms of the Lease [(insofar, but only insofar as the same relates to or effects the Assigned Premises)]. Nothing

Exhibit M-2

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

herein shall be construed as to obligate Assignee to be responsible in any way for any hazardous material located in, or the environmental condition of, the Assigned Premises as of the Effective Date to the extent not caused by or arising from Assignee’s operations.

5.	APPROVALS

This Agreement shall not become effective unless and until the consent of the Airport Lessor is given by execution of consents for the assignments herein made, which consents shall be requested on the standard form for such consents by the lessor as attached hereto as Annex 3. Assignor and Assignee hereby mutually agree to expeditiously take any and all actions, and to cooperate fully with each other, with respect to obtaining any approvals, authorizations, licenses or similar items that may be necessary or desirable in order to carry out the agreements set forth herein or contemplated hereby. The parties hereto agree to request the consent of the Lessor on the consent form attached hereto as Annex 3. The parties agree to make such reasonable changes to such form as may be required by Airport Lessor.

Consent by Airport Lessor. Airport Lessor, as evidenced by its execution below, does hereby consent to this Assignment, releases Assignor from all of its responsibilities and obligations under the Lease that are attributable to the period of time after the Effective Date, and agrees to look solely to Assignee for performance of all obligations arising thereafter under the Lease [as it relates to the Assigned Premises.

[Acknowledgement. Assignor and Airport Lessor hereby represent to Assignee that the Lease is currently in full force and effect, and that they know of no events of default relating to the Lease or the Assigned Premises as of the date hereof.]

6.	APPLICABLE LAW

[The laws of the State where the Assigned Premises are located shall be used in interpreting this Agreement and in determining the rights of the parties under it.]

7.	SEVERABILITY

If any part of this Agreement is held to be invalid by final judgment of any court of competent jurisdiction, the part held invalid shall be modified to the extent necessary to make it valid or, if necessary, excised, and the remainder of the Agreement shall continue to remain effective.

8.	ENTIRE AGREEMENT

This Agreement contains the entire agreement between the parties with respect to its subject matter and may not be changed in any way, except by a written instrument executed by the parties and, if necessary, approved by the Airport Lessor.

9.	SUCCESSORS AND ASSIGNS

Exhibit M-3

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

The provisions of this Agreement shall be binding on the parties, their successors and assigns.

IN WITNESS WHEREOF, the parties have properly executed this Agreement effective the date first above written.

ATTEST:	[ASSIGNOR]

BY:
TITLE:
DATE:

ATTEST:	[ASSIGNEE]

BY:
TITLE:
DATE:

[Consent of Airport Lessor

By:
Name:
Title:
Date:	]

Exhibits to be Attached:

Annex 1 – Description of Assigned Space

Annex 2 – Copy of Lease

Annex 3 – Request for Consent

Exhibit M-4

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ANNEX 1

to the Form of Assignment

DESCRIPTION OF ASSIGNED SPACE

Exhibit M – Annex I - 1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ANNEX 2

to the Form of Assignment

COPY OF LEASE

Exhibit M – Annex 2 - 1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

ANNEX 3

to the Form of Assignment

REQUEST FOR CONSENT TO ASSIGNMENT

____________, a ____________ corporation (“Assignor”) and ____________, a ____________ corporation (“Assignee”) hereby apply to the [____________] (the “Airport Lessor”) for its consent to an Assignment attached as Exhibit A and dated ____________ (the “Effective Date”), for premises described therein (the “Assigned Premises”) as required by the [____________ Use and Lease Agreement] (the “Agreement”) with ____________ for certain premises at ____________ Airport. As consideration for the granting of the aforesaid consent and without limitation of any right or remedy of the Airport Lessor as set out in the Agreement, Assignor and Assignee agree with the Airport Lessor as follows:

1.

Assignor represents to Assignee that to its knowledge as of the date hereof, the agreement dated ____________, by and between the Airport Lessor, as Lessor, and Assignor, as Lessee, is in full force and effect and there are no rental fees in arrears and no notices of termination or default are outstanding.

2.

The parties hereto recognize and agree that the cancellation, termination, or expiration of the Agreement shall serve to terminate Assignor’s and Assignee’s rights and obligations concerning the Assigned Premises.

3.	All notices to Assignee (as Lessee) with respect to the Assigned Premises pursuant to the Agreement shall hereinafter be sent to Assignee at the following address:

____________________

____________________

____________________

4.	In addition, it is expressly understood and agreed as follows:

(a)

That by the granting of this consent to Assignment, the Airport Lessor is not consenting in advance to any future subleases or assignments of the Assigned Premises or any other facilities by [either Assignor or] Assignee.

(b)

That no future amendment, modification or alteration to the Assignment shall be or become effective without prior notice to and approval by the Airport Lessor if required by the provisions of the Agreement.

(c)

That Airport Lessor, as evidenced by it execution of this consent below, [releases Assignor from all of its responsibilities and obligations under the Agreement that are attributable to the period of time after the Effective Date, and] agrees to look solely to Assignee for performance of all obligations arising thereafter under the Lease, [as it relates to the Assigned Premises].

Exhibit M – Annex 3 - 1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(d)

[That Assignor and Airport Lessor hereby represent to Assignee that the Lease is currently in full force and effect, and that they know of no events of default relating to the Lease or the Assigned Premises as of the date hereof.]

The parties accept the foregoing acknowledgments and agreements and the Airport Lessor hereby consents to the Assignment attached as Exhibit A. However, the terms of the Agreement and this Request for Consent shall prevail over any conflicting terms or provisions contained in Exhibit A hereto.

FOR THE AIRPORT LESSOR:	FOR [ASSIGNOR]:
APPROVED	APPROVED

Name:	Name:

Title: Director, Department of Aviation	Title:

Date:	Date:

ATTEST/SEAL:	FOR [ASSIGNEE]
APPROVED

Name:	Name:

Title: Corporate Secretary	Title:

Date:	Date:

Exhibit M – Annex 3 - 2

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT N

Safety Standards for United and United Express Carriers

Contractor agrees and, as applicable, represents and warrants, to each of the following:

1.

Contractor is in compliance with, has obtained the applicable air carrier approvals with respect to, and shall remain in compliance throughout the Term of Agreement, with the U.S. Department of Defense (DoD) Quality and Safety Requirements (including without limitation 32 CFR Part 861 and any other applicable governmental quality or safety requirement), and will maintain approval and continue to materially comply with all applicable Federal Aviation Regulations (F.A.R.). In the event any change to such compliance or status occurs at any time during the Term of Agreement, Contractor shall notify United immediately of both (x) any such change and (y) the corrective actions taken by Contractor or a correction action plan.

2.

Any material non-compliance with any safety requirements or corrective action plans shall be grounds for partial or complete suspension by United, without further liability, of this Agreement or any of the terms or conditions of this Agreement; but, with reservation of all other rights and remedies available to United.

3.	Additional safety reviews and audits may be required at United’s discretion and Contractor shall cooperate with all such reviews and audits.

4.	Contractor shall perform all operations in accordance with United Airlines Policies and Procedures and Regional Ground Operations Manual (RGOM).

5.

In all facets of United Express Carrier operations, SAFETY shall be Contractor’s #1 priority. Contractor shall ensure all personnel maintain this same standard during the course of performing their duties.

6.	In addition, without limiting Contractor’s duty to comply with all applicable regulations, Contractor agrees to implement or maintain, as applicable, the following:

a.	Mutual support of one another in implementing these standards by sharing safety data, information and expertise.

b.	Maintenance and operations training programs that meet both FAA standards and standards generally of other United Express carriers.

c.

A carrier internal evaluation program to monitor all operational divisions to include, at a minimum, key safety issues, dangerous goods handling, and training records and qualifications for all personnel.

d.	Quality control programs to manage outsourcing of services.

Exhibit N-1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e.

A formalized maintenance quality assurance program to monitor all maintenance and maintenance support activities including but not limited to maintenance practices, required inspection items and technical document control.

f.	Implementation of a program to rectify FAA inspection findings.

g.	Presence of a voluntary self-disclosure reporting program.

h.	Formal process to routinely bring safety and compliance issues to the attention of carrier’s senior management.

i.	Anonymous and non-punitive safety hazard reporting system.

j.	A Senior Management policy statement supporting open safety reporting by employees.

k.	Director of Safety, reporting to the highest levels of management, overseeing the carrier’s safety programs.

l.	Process for managing corrective actions from FAA and internal audit program as well as employee disclosure.

m.	Ongoing flight safety education/feedback program.

n.	Ground safety program in airport operating areas.

o.	Incident investigation process that includes accountability, recommendations and corrective actions taken.

p.	Establishment and maintenance of emergency response procedures and manual.

q.	Participation in UAL/industry safety information exchange forum.

r.	Compliance with the safety standards set forth by the International Air Transport Authority (IATA) Operational Safety Audit (IOSA) and shall not be suspended from such IOSA registry.

s.	Compliance with 14 CFR Part 5, Safety Management System, no later than [***].

Exhibit N-2

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT O

Ground Handler Indemnity

Unless superseded by another agreement between a United Ground Handler (as defined below) and Contractor, the following provisions shall apply with respect to the actions of United, or any of United’s affiliates, or subcontractors retained by United to provide Ground Handling Services, in each case only to the extent that such person is acting directly in the capacity as a ground handler (a “United Ground Handler”) for Contractor.

1.

Indemnification. United (the “Indemnitor”), on the one hand, shall indemnify, defend and hold harmless Contractor and its directors, officers and employees, on the other hand (the “Indemnitees”), from and against any and all losses or liabilities incurred by Indemnitee arising out of physical loss of or damage to the Covered Aircraft (hereinafter, a “Claim”) resulting from the negligence of the Indemnitor in providing Ground Handling Services to Indemnitees, except to the extent caused by the negligence or willful misconduct of any Indemnitee; provided that the Indemnitor’s liability pursuant to this Exhibit O with respect to any such Claim shall not exceed, in the aggregate, the lesser of (i) the amount of the deductible under Contractor’s applicable insurance (Hull “All Risks” policy or similar), or (ii) [***]; provided further, that the Indemnitor shall not indemnify Indemnitee for any individual Claim in an amount less than [***]. EXCEPT FOR CLAIMS FOR WHICH INDEMNITY IS OWED PURSUANT TO THE FOREGOING SENTENCE, CONTRACTOR AGREES TO WAIVE ALL CLAIMS FOR PROPERTY DAMAGE ARISING OUT OF THE PROVISION OF GROUND HANDLING SERVICES AGAINST UNITED OR ANY UNITED GROUND HANDLER (OR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, OR SUBCONTRACTORS), WHETHER OR NOT ATTRIBUTABLE TO THE NEGLIGENCE OR FAULT OF ANY SUCH PARTY.

If the United Ground Handler is a party other than United, then the Indemnitee shall use commercially reasonable efforts (which shall not require the commencement of legal proceedings) to pursue recovery of the amounts recoverable under this indemnity from such Untied Ground Handler, prior to enforcement of this indemnity against United. United shall cooperate with Contractor and shall provide reasonable assistance to Contractor in pursuit of such claims, including without limitation through enforcement or assignment of any indemnification rights or other remedies available to United.

2.

Exclusion of Consequential Damages. THE INDEMNITOR SHALL NOT BE LIABLE TO ANY PERSON PURSUANT TO THIS EXHIBIT O FOR ANY INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF REVENUE OR LOST PROFITS, EVEN IF THE INDEMNITOR HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND EACH INDEMNITEE HEREBY RELEASES AND WAIVES ANY CLAIMS AGAINST THE INDEMNITOR REGARDING SUCH DAMAGES.

Exhibit O-1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.

Prompt Notification. Any Indemnitee seeking indemnification hereunder shall give prompt and timely notification to the Indemnitor of any such claim, fine, penalty, action or proceeding, and allow the Indemnitor the right to compromise or participate in the defense of same.

Exhibit O-2

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT P

Reasonable Operating Constraints

The schedules for the Covered Aircraft shall meet all of the following requirements:

4.	Minimum & Maximum Scheduling Parameters:

	Minimum	Maximum

Scheduled Block Hours per Available Covered Aircraft per day	[***]*	[***]*

*Note: The above minimum and maximum schedule parameters apply only to Covered Aircraft in revenue service and do not apply to Spare Aircraft. The above minimum and maximum schedule parameters are per day per Available Covered Aircraft calculated on the Final Monthly Schedule.

5.	Aircraft Maintenance Requirements.

At least [***] of the Available Covered Aircraft (rounded up to the nearest whole number excluding Spare Aircraft) shall be scheduled for a minimum of [***] hours of daytime or overnight maintenance per aircraft per day. In addition, Contractor and United agree that a reasonable number of Available Covered Aircraft shall be scheduled for [***] hours of continuous maintenance time per Available Covered Aircraft per [***]. The number of Available Covered Aircraft deemed scheduled for overnight maintenance on any day for purposes of the calculation pursuant to the first sentence of this paragraph shall include (i) each Available Covered Aircraft scheduled for [***] hours continuous maintenance on such day as set forth in the previous sentence and (ii) each Available Covered Aircraft scheduled for daytime maintenance as defined in Section 4.18 on such day.

6.	Maintenance Bases.

United shall initially provide a schedule of regional jet departures, including frequencies and overnight turnarounds, that operate on behalf of United from [***] to support required maintenance activity for the Covered Aircraft at Contractor’s primary maintenance bases at those locations.

7.	[***].

8.	Maintenance Aircraft.

Upon at least [***] days’ notice, Contractor shall inform United of Covered Aircraft that need to be removed from providing Scheduled Flights for purposes of accomplishing heavy maintenance, mutually agreed-upon overhauls and mutually agreed-upon modifications.

Exhibit P-1

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT Q

Form of Guarantee of Parent

GUARANTEE AGREEMENT

THIS GUARANTEE AGREEMENT (this “Guarantee”), effective as of February 26, 2017 (the “Effective Date”) by HARBOR DIVERSIFIED, INC., a Delaware corporation (“Harbor”), and AWAC AVIATION, INC., a Delaware corporation (“AWAC”, together with Harbor, the “Guarantors” and each a “Guarantor”), for the benefit of UNITED AIRLINES, INC., a Delaware corporation (“United”).

RECITALS

WHEREAS, United and Air Wisconsin Airlines LLC, a Delaware limited liability company (“Contractor”), have entered into that certain Capacity Purchase Agreement dated as of the date hereof (the “CPA”);

WHEREAS, pursuant to the CPA, Contractor is obligated, among other things, to provide Regional Airline Services to United and, in certain circumstances, to make certain reconciliation or indemnity payments to United;

WHEREAS, Contractor is a wholly-owned subsidiary of AWAC;

WHEREAS, AWAC is a wholly-owned subsidiary of Harbor; and

WHEREAS, United and Contractor are entering into the CPA as of the date hereof, and it is a condition precedent to the CPA that each Guarantor execute and deliver this Guarantee;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which the Guarantors acknowledge, Guarantors each covenant and agree for the benefit of United as follows:

ARTICLE I

DEFINITIONS

Section 1.01    Certain Definitions. As used in this Agreement, the following terms have the following meanings:

“AWAC” has the meaning given to that term in the preamble.

“Beneficiaries” has the meaning given to that term in Section 3.07.

“Contractor” has the meaning given to that term in the Recitals.

“CPA” has the meaning given to that term in the Recitals.

“Default Interest” has the meaning given to that term in Section 3.06.

Exhibit Q-1

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“Documents” has the meaning given to that term in Section 2.02(b).

“Effective Date” has the meaning given to that term in the preamble.

“Guarantee” has the meaning given to that term in the preamble.

“Guarantor” has the meaning given to that term in the preamble.

“Harbor” has the meaning given to that term in the preamble.

“United” has the meaning given to that term in the preamble.

Section 1.02    Other Definitions. Other terms defined in this Guarantee have the meanings so given them. Capitalized terms used but not defined herein that are defined in the CPA shall the same meaning herein as in the CPA.

Section 1.03    Terminology. Unless the context of this Guarantee clearly requires otherwise, (a) pronouns, wherever used herein, and of whatever gender, shall include natural persons and corporations, partnerships, limited liability companies and entities of every kind and character, (b) the singular shall include the plural wherever and as often as may be appropriate, (c) the word “includes” or “including” shall mean “including without limitation”, and (d) the words “hereof”, “herein”, “hereunder”, and similar terms in this Guarantee shall refer to this Guarantee as a whole and not any particular section or article in which such words appear. The section, article, and other headings in this Guarantee are for reference purposes and shall not control or affect the construction of this Guarantee or the interpretation hereof in any respect. Article, section, subsection, and exhibit references are to this Guarantee unless otherwise specified. All references to a specific time of day in this Guarantee shall be based upon Central Standard Time or Central Daylight Time, whichever is applicable.

ARTICLE II

GUARANTEE

Section 2.01    Guarantee of Obligations. Each Guarantor unconditionally, absolutely and irrevocably guarantees unto the Beneficiaries the timely payment by Contractor of all of its monetary obligations under the CPA, including the obligation to make all indemnification payments and reconciliation payments that Contractor is required to make pursuant to the CPA. Each Guarantor shall be jointly and severally liable for the obligations of Guarantors under this Guarantee. Notwithstanding any provision of this Guarantee to the contrary, the total liability of the Guarantors arising under or pursuant to this Guarantee will not exceed [***] (the “Guaranty Cap”); provided that if Guarantors make any cash contributions to the capital of Contractor after the Effective Date the Guaranty Cap shall be reduced by the aggregate amount of such contributions; provided, further, that the foregoing limitation will not apply to any cost of enforcement of this Guarantee incurred by United as a result of Guarantors’ willful breach of this Guarantee.

Section 2.02    Guarantee Absolute. This Guarantee, subject to the Guaranty Cap, is absolute, continuing and independent of, and in addition to, any and all rights and remedies

Exhibit Q-2

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United may have under the CPA and any other guaranties or documents now or hereafter given in connection therewith by either Guarantor or others. Except as otherwise expressly herein provided, the enforceability of Guarantors’ obligations hereunder in accordance with the terms hereof shall not in any way be discharged, impaired or otherwise affected by:

(a) Any change in the time, manner or place of payment of amounts due under the CPA, or any other change or modification in or of any terms, provisions, covenants or conditions of any or all of them;

(b) The entering into, or the modification or amendment in or of, any lease, sublease or other agreement relating to the use of any terminal or non-terminal airport facility or other document or agreement entered into by Contractor relating to the provision of Regional Airline Service under the CPA (together with the CPA, the “Documents”);

(c) Any lack of validity or enforceability of any of the Documents;

(d) Any release or amendment or waiver of or consent to the modification of any other guarantee of payment or performance of all or any obligations under the CPA, or any sale or transfer by Contractor of any of its interest in the CPA (without implying that Contractor has consented or will consent to any such sale or transfer);

(e) Any sale or transfer by either Guarantor of any of its interest in Contractor (without implying that either Guarantor has consented or will consent to any such sale or transfer);

(f) Any release or waiver of or delay in the enforcement of rights against Contractor, either Guarantor or any other person or entity under any of the Documents or against any security thereunder;

(g) The exercise by United of any of its rights or remedies under any one or more of the Documents; or

(h) Any other circumstance which might otherwise constitute a defense available to, or discharge of, Guarantors.

Section 2.03    Guarantee of Payment . This Guarantee is a guarantee of payment and not merely a guarantee of collection, and Guarantors’ liabilities and obligations under this Guarantee are and shall at all times continue to be absolute, irrevocable and unconditional in all respects in accordance with the terms of this Guarantee, and shall at all times be valid and enforceable without set off, deduction or counterclaim irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guarantee or the obligations of Guarantors under this Guarantee.

Section 2.04    [Intentionally Omitted]

Section 2.05    Representations. Each Guarantor represents, warrants and covenants as of the Effective Date that:

Exhibit Q-3

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(a) Such Guarantor is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to enter into and perform its obligations under this Guarantee, and is duly qualified to do business as a foreign corporation under the laws of each jurisdiction that requires such qualification where failure to so qualify would reasonably be expected to have a material adverse effect on such Guarantor’s ability to perform its obligations under this Guarantee;

(b) This Guarantee has been duly executed and delivered by such Guarantor and constitutes the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with the terms hereof except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law);

(c) Except as would not reasonably be expected to have a material adverse effect upon the Guarantors’ ability to perform their obligations under this Guarantee, neither the execution or delivery of this Agreement nor the performance by such Guarantor of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of Guarantor’s certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which such Guarantor is a party or by which it or any of its properties or assets may be bound, (ii) result in the creation or imposition of any lien, charge or encumbrance in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any governmental authority or body, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens, charges or encumbrances;

(d) No consent of any other person and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by such Guarantor, the enforceability against such Guarantor, or the validity, of this Guarantee against such Guarantor;

(e) Such Guarantor has, independently and with advice of counsel of its choice and without reliance upon United, and based upon such documents and information as it has deemed appropriate, made its own analysis and decision to enter into this Guarantee; and

(f) No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the knowledge of such Guarantor, threatened: (i) with respect to this Guarantee or any of the transactions contemplated by this Guarantee; (ii) with respect to the CPA or any of the transactions contemplated thereby; or (iii) against or affecting Guarantor, or any of its property or assets, that would reasonably be expected to have a material adverse effect on the ability of such Guarantor to perform its obligations hereunder.

Exhibit Q-4

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Section 2.06    Reinstatement. Subject to the Guaranty Cap, this Guarantee shall continue to be effective, or be reinstated (as the case may be) if at any time payment by Contractor of all or any part of any sum payable pursuant to the CPA is rescinded or otherwise must be returned by United upon Contractor’s insolvency, bankruptcy or reorganization, all as though such payment had not been made. Until all of the obligations guaranteed hereunder shall have been paid or performed in full or Guarantors have paid amounts pursuant to this Guarantee equal in the aggregate to the Guaranty Cap, Guarantors shall have no right of subrogation or any other right to enforce any remedy which any of the Beneficiaries now has or may hereafter have against Contractor.

Section 2.07    Self-Help Rights. If either Guarantor fails or refuses to perform any or all monetary obligations that are guaranteed hereunder and such failure or refusal continues for twenty (20) days following written notice thereof to Guarantors, then, in addition to any other rights and remedies which any Beneficiary may have hereunder or elsewhere, and not in limitation thereof, any Beneficiary shall have the right (but without any obligation so to do) to take action (including the payment of amounts due to any third party) to satisfy such obligation either before or after the exercise of any right or remedy of United against Contractor or Guarantors. The amounts of any and all reasonable expenditures so made by United in satisfaction of such obligation (INCLUDING ANY SUCH EXPENDITURE ARISING FROM OR IN CONNECTION WITH UNITED’S NEGLIGENCE IN TAKING SUCH ACTION, BUT EXCEPTING ANY SUCH EXPENDITURES TO THE EXTENT PROVEN TO HAVE BEEN CAUSED BY OR ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF UNITED) shall be immediately due and payable to United by Guarantor. Any such payments shall be subject to the Guaranty Cap and shall reduce the Guaranty Cap dollar for dollar.

Section 2.08    Limitation on Distributions. Neither AWAC nor Harbor shall cause or allow the payment of dividends or other distribution of earnings by Contractor to its shareholders that, as of the date of such payment or distribution, would result in Contractor’s available cash balance to be less than the Cash Threshold Amount. Such limitation will not restrict (i) debt payments by Contractor to Harbor or AWAC, or (ii) payments from time to time to the Guarantors for the purpose of paying obligations in respect of Federal, state and local taxes of the consolidated, unitary or other affiliated group of which Contractor is a member, or any member thereof, in each case to the extent attributable to Contractor’s operations, assets or related activities.

ARTICLE III

MISCELLANEOUS

Section 3.01    Exhausting Recourse. United shall not be obligated to pursue or exhaust its recourse against Contractor or any other Person or guarantor, or any security it may have for satisfaction of the obligations guarantied hereunder, before being entitled to performance by Guarantors of each and every one of the obligations hereunder. No delay on the part of Beneficiaries in exercising any right or remedy under this Guarantee or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on Contractor or failure to give any such notice to or make any such demand on

Exhibit Q-5

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Contractor shall be deemed to be a waiver of the obligations of Guarantors hereunder or of the right of Beneficiaries to take further action without notice or demand as provided in this Guarantee. No course of dealing between Guarantors and Beneficiaries shall change, modify or discharge, in whole or in part, this Guarantee or any of the obligations of Guarantors hereunder.

Section 3.02    Guarantee Remains Effective. This Guarantee shall remain in full force and effect, notwithstanding any invalidity, irregularity, or unenforceability of the CPA. No release or discharge of Contractor in any receivership, bankruptcy, winding-up or other creditor proceedings shall affect, diminish or otherwise impair or otherwise be a defense to the enforcement of this Guarantee by the Beneficiaries. The liability of Guarantors shall not be affected by United causing work necessary for the provision of Regional Airline Service to be done under the CPA, nor by United’s pursuing any other remedies provided for in the Documents.

Section 3.03    No Conditions. This Guarantee has been delivered free of any conditions and, except as otherwise expressly set forth herein, no representations have been made to Guarantor affecting or limiting the liability of Guarantor hereunder except as expressly provided herein.

Section 3.04    No Bar or Defense; Waiver of Defenses. No action or proceeding brought or instituted under this Guarantee and no recovery in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under this Guarantee by reason of any further default or defaults hereunder or in the performance and observance of the terms, covenants, conditions, and provisions in the Documents. Guarantors hereby waive all suretyship defenses and defenses in the nature thereof. Guarantors hereby further waive presentment, protest, notice, demand, or action or delinquency in respect to any obligation hereby guarantied except as expressly provided herein. Guarantors waive acceptance of this Guarantee. Without limiting the generality of the foregoing, Guarantors specifically waive any requirements imposed by or to which Guarantors may otherwise be entitled by virtue of any State suretyship laws.

Section 3.05    Liability Independent. The liability of Guarantor hereunder is independent of any other bonds or guaranties or other obligations at any time in effect with respect to the Documents and may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations.

Section 3.06    Expenses. Any and all amounts due and owing by Guarantors to United hereunder that are not paid in full to United within ten (10) days following the date on which Guarantors receive written demand therefor shall bear interest from the date such amounts were due hereunder until paid in full at the highest contract rate of interest permitted by applicable law (the “Default Interest”).

Section 3.07    Binding Effect. Neither this Guarantee nor any provisions hereof may be amended, modified, waived, discharged, or terminated orally, except by an instrument in writing duly signed by or on behalf of the party against whom enforcement of such amendment, modification, waiver, discharge or termination is sought. This Guarantee shall inure to the

Exhibit Q-6

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benefit of United and its successors and assigns (collectively, the “Beneficiaries”), and shall be binding upon Guarantors and their respective successors and assigns; provided, however, that Guarantors shall in no event have the right to assign or transfer Guarantors’ obligations and liabilities under this Guarantee in whole or part and any such attempted assignment or transfer without the prior written consent of United shall be null and void and of no force or effect. This Guarantee is intended to be for the benefit of, and shall be enforceable by, only the Beneficiaries and not by any third parties (including creditors of the Beneficiaries).

Section 3.08    Entire Agreement. This Guarantee, together with the CPA, to the extent references are made thereto in this Guarantee, contain the undersigned’s sole and entire understanding and agreement with respect to its entire subject matter, and all prior negotiations, discussions, commitments, representations, agreements and understandings heretofore had between United and Guarantors with respect thereto are merged herein.

Section 3.09    Governing Law . This instrument shall be governed by and construed in accordance with the laws of the State of Illinois.

Section 3.10    Reliance. Guarantors acknowledge that United will rely upon this Guarantee in entering into the CPA of even date herewith.

Section 3.11    Notices. Unless otherwise expressly permitted by the terms of this Guarantee, all notices, consents, approvals and other communications required or permitted hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand personally to the addressee or sent overnight by a nationally recognized air courier, and

If directed to either Guarantor, addressed to:

Harbor Diversified, Inc. or AWAC Aviation, Inc., as the case may be

W6390 Challenger Drive, Suite 203

Appleton, WI 54914

Attention: [***]

Telephone: [***]

Facsimile: [***]

E-mail: [***]

with a copy to:

DLA Piper

4365 Executive Drive, Suite 1100

San Diego, CA 92121

Attention: [***]

E-mail: [***]

Exhibit Q-7

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If directed to United, addressed to:

United Airlines, Inc.

233 South Wacker Drive

Chicago, IL 60606

Attention: Senior Vice President –United Express

Facsimile No.: (872) 825-0467

with a copy to:

United Airlines, Inc.

233 South Wacker Drive

Chicago, IL 60606

Attention:    Vice President, Deputy General Counsel and Corporate Secretary

or to such other address as last designated by a party by notice in writing to the other party hereto.

Section 3.12    Waiver of Jury Trial. Each Guarantor and, by its acceptance of this Guarantee, United each hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any litigation based hereon, arising out of, under or in connection with this Guarantee. This waiver is a material inducement for Guarantors to deliver and United to accept this Guarantee.

Section 3.13    Drafting of Guarantee. Each Guarantor represents and warrants that (i) it was represented by counsel of its choice, who has reviewed this Guarantee and advised it of the contents and meaning; (ii) it is signing this Guarantee voluntarily and with full understanding of its contents and meaning; and (iii) it waives any claim or defense that this Guarantee should be construed more strictly against the other party as the drafter thereof.

Section 3.14    Severability. If any provision of this Guarantee or its application to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Guarantee and the application of that provision to other Persons or circumstances is not affected and that provision shall be enforced to the greatest extent permitted by law.

Section 3.15 Successor Guarantee. Without derogating from any other terms of the CPA, Guarantor hereby agrees that it shall not voluntarily participate in any transaction or series of transactions if, after giving effect to such transaction or series of transactions, Contractor will become the subsidiary of another person or entity, unless at the time such transactions are consummated the entity with respect to which Contractor is or will be a subsidiary executes and delivers to United a guarantee of the obligations of Contractor under the CPA and all related agreements substantially in the form of this Guarantee.

Exhibit Q-8

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Section 3.16. Multiple Counterparts. This Guarantee may be executed in any number of counterparts and with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

[Signature page follows]

Exhibit Q-9

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EXECUTED as of the Effective Date.

HARBOR DIVERSIFIED, INC.:

By:
Name:
Title:

AWAC AVIATION, INC.:

By:
Name:
Title:

Exhibit Q-10

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EXHIBIT R

IT Security and Data Protection

1.        Definitions. As used in this Exhibit R, the following definitions shall have the meaning as set forth below. All other capitalized terms that are not defined below or elsewhere in this Exhibit R shall have the meaning ascribed to such terms in the Agreement:

“Subcontractor” means, for purposes of this Exhibit R, all subcontractors or outsourced or downstream contractors, of whatever tier, of Contractor, that store Protected Information or host applications that process Protected Information.

2.        Information Security. Contractor agrees to the following:

2.1      General. Notwithstanding any other obligation of Contractor under the Agreement, Contractor agrees that it is responsible for the safe-keeping of all Protected Information.

2.2      Minimum Standard for Data at Rest and Data in Motion. Where Contractor is provided with United Protected Information, Contractor agrees to apply commercially reasonable physical, technological and administrative safeguards that comply with all laws applicable to Contractor. Notwithstanding this requirement, Contractor acknowledges that it shall fully comply with each additional obligation contained in this Exhibit R.

2.3      RESERVED.

2.4      Requirement to Maintain Security Program. Contractor acknowledges that United has implemented an information security program to protect United’s Data and Information Assets. Contractor shall be responsible for establishing and maintaining an information security program that is designed to: (i) ensure the security and confidentiality of Protected Information; (ii) protect against any anticipated threats or hazards to the security or integrity of Protected Information; (iii) protect against unauthorized access to or use of Protected Information; (iv) ensure the proper disposal of Protected Information; and, (v) ensure that all Subcontractors of Contractor that perform obligations with respect to Protected Information, if any, are subject to materially equivalent obligations as applied to Contractor in this Section 2.4.

2.5      RESERVED.

2.6      Right of Audit by United. In addition to audit rights in the Agreement, in lieu of an on-site audit, upon request by United, no more than once annually or upon a Security Breach, Contractor agrees to complete, within forty-five (45) days of receipt, an audit questionnaire provided by United or United’s designee regarding Contractor’s information security program. The scope of the audit questionnaire shall be limited to Contractor’s compliance with its data security obligations under this Agreement.

Exhibit R-1

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2.7      Demonstrate PCI Compliance. No less than annually, Contractor agrees to participate in United’s PCI DSS audit to assist with demonstrating compliance with relevant requirements within the PCI DSS (Payment Card Industry Data Security Standard). Upon United’s request, Contractor shall be prepared to demonstrate compliance of any of its services or processes used to process or transmit cardholder data. No less than annually, Contractor agrees to train its Flight Attendants, obtain written attestation from each Flight Attendant acknowledging that they have read and will comply with the training, and provide United with written certification that such training has been delivered, and upon United’s request will provide sufficient evidence of each Flight Attendant’s written attestation.

2.8      RESERVED

2.9      Limitation of Access. Contractor will not knowingly permit any Contractor personnel to have access to any United facility or any records or data of United if the person has been convicted of a crime within the last five (5) years in connection with (i) a dishonest act, breach of trust, or money laundering, or (ii) a felony. Contractor agrees, to the extent permitted by law, to conduct public records search for at least the last five (5) years in order to verify the above.

2.10    Data Re-Use. The parties agree that Protected Information will be only be used (1) the purposes enumerated in the Agreement or as otherwise necessary for Contractors performance under the Agreement; and (2) for the administration of Contractor’s business, including assessing, improving and developing Contractor’s business practices and systems. Contractor agrees that it will only disclose the Protected Information as follows: (1) to Subcontractors within the scope of services such Subcontractors are performing for Contractor; (2) as permitted under this Agreement; (3) with the consent of United; or (4) where required by law or legal process.

2.11    Safekeeping and Security. Contractor agrees to be responsible for safekeeping all keys, access codes, passwords, combinations, access cards, personal identification numbers and similar security codes and identifiers issued to Contractor’s employees, agents or Contractors. Contractor agrees to require its employees, agents, or Contractors to promptly report a lost or stolen access device or information to their primary business contact and to United IT Security & Risk Management team

2.12    Mandatory Disclosure of Protected Information. If Contractor is compelled by law or regulation to disclose any Protected Information, Contractor will, to the extent permitted by applicable law, provide to United prompt written notice so that United may seek an appropriate protective order or other remedy. If a remedy acceptable to United is not obtained by the date that the Contractor must comply with the request, Contractor will furnish only that portion of the Protected Information that it is legally required to furnish.

2.13    Data Sanitization and Safe Disposal. When disposing of Protected Information, Contractor agrees to erase, destroy, and render unreadable such Protected Information in

Exhibit R-2

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its entirety in a manner that prevents its physical reconstruction through the use of commonly available file restoration utilities within thirty (30) days. Once complete, Contractor will provide United with written certification that all Protected Information has been deleted or destroyed as described above.

2.14    End of Agreement Data Handling. Contractor agrees that upon termination of this Agreement it shall dispose of Protected Information in its entirety in accordance with the prior stated Data Sanitization and Safe Disposal provisions, except that Contractor is permitted to retain a copy of such Protected Information (but not including any Personal Information) as part of its routine backup procedures and/or necessary under applicable law or Contractor’s data retention policies. Nothing herein shall impose any obligation on Contractor with respect to any data that is or has been publicly available, except for Personal Information.

2.15    Subcontractors. Contractor agrees to ensure that its Subcontractors to whom it provides Protected Information or that otherwise has access to Protected Information has agreed in writing to materially the same restrictions and conditions that apply through this Exhibit R to Contractor. Contractor will be responsible and liable for its Subcontractors, and shall notify United if any Subcontractor breaches such agreement in any material respect. Contractor shall provide a list of Subcontractors to United upon United’s request.

2.16    Incorporation. The terms of this Exhibit R are hereby incorporated by reference into the Agreement; provided, however, that to the extent there is a conflict between the terms of this Exhibit R and the remaining terms of the Agreement, the terms of this Exhibit R shall control.

Exhibit R-3

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EXHIBIT S

Pilot Career Path Program

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Exhibit S-1

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